Exhibit (c)(2)

Valuation Summary					Capitol Hill
Exhibit V.a.1

		Scenario 1	Scenario 2	Scenario 3
		Hold	Refi	Sale

	LP	178,042	190,503	11,075

	GP	105,003	91,490	152,153

	Total	283,045	281,993	163,227

		Highest NPV:	Scenario 1 - Hold

Property Information a.						Capitol Hill
Exhibit V.a.2

Basic Information						Subsidy/regulatory information
Name of Property			Capitol Hill			Total number of apartments				121
Name of Local Partnership			Capitol Hill Associates			Is there a Section 8 contract?				yes
Address			1825 N Logan Street			Percent Section 8				100%
City			Denver			If Section 8, date contract expires				05/31/07
State			CO			Amt. Of limited dividend			"none" if unlimited	15,613
HUD ID#			101-44153-LDC-SR-PR			Last year's cash distribution				0
HFA ID#						Balance in residual receipts			blank if "n/a"	0
Type of HUD mortgage			236			Balance in replacement reserve			"	767,918
Is property a 236? ("yes" or "no", do not leave blank)				yes		Line 1 Part B HUD 93486 "Surplus Cash"			"	3,136
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"	421,775
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Capitol Hill

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2006				market		(blended)
0	52	52	0		539		616	541		753	539
1	41	41	0		711		702	721		806	711
2	20	20	0		935		889	927		967	935
3	8	8	0		1,318		1,262	1,159		1,118	1,318
4			0								0
Total	121	121	0		86,423	0	88,690	85,502	0	100,486	86,423
	Averages	100.0%			714	0	733	707	0	830	714
(*) Market comparable rent study: source			Trended 2004 RCS			Year:	2004

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Unaudited	Budgeted	Rent Schedule			Audited	Unaudited	Budgeted	Per apt
Gross Potential Rent			981,828	1,021,297	1,051,594	1,037,076	Management Fee		66,801	62,710	72,345	598
Loss to Lease and concessions					(8,532)		Administration		122,077	232,743	56,711	469
Gross scheduled Rent			981,828	1,021,297	1,043,062		Maintenance and Operating		237,540	265,153	350,831	2,899
Vacancy		3.49%	(34,222)	(39,654)	(21,030)	2.02%	Utilities		154,086	183,103	205,989	1,702
Net rental income			947,606	981,643	1,022,032		Real estate taxes		40,361	25,199	22,150	183
Laundry income			2,087	(13)			Hazard insurance		25,006	23,788	27,348	226
Commercial income							Other 1 -	Laundry			0	0
Cable Income							Other 2 -	Cable			0	0
Other Income			2,917	3,694	6,030		Other 3 -	Other Mgmt			0	0
Subtotal other income			5,004	3,681	6,030		Replacement reserve deposits		190,152	220,085	197,952	1,636
Eff. Gross Income			952,610	985,324	1,028,062		Total Operating Expenses		836,023	1,012,781	933,326	7,713

							Net Operating Income		116,587	(27,457)	94,736	783

Property Information b.						Capitol Hill
Exhibit V.a.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	1,339,917	12/31/05		8.75%			03/01/16			122.00	$16,620	16,536
2nd mortgage										-	$0
Note 3						100.00%
Seller Note
LP Note
GP Note	44,688	12/31/05		12.00%		100.00%
											Servicing Fees
Total Balances	$1,384,605	MIP % on 1st Mortgage		0.50%	Annual IRP Subsidy		138,084			Annual Debt Service		$67,048

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				Partnership Services Inc.				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				Affiliated				Company State
Management Agent (Is the manager affiliated with GP?)				NHPMN Management (?)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Residual Receipts Obligation		$0		GP	$0	y
2	LP Advance		$0		LP	$0	y
3	LP Return of Capital		$0		LP	$0	y
4	GP Return of Capital		$0		GP	$0	y
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GP	LP			GP Loan
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
Residual Receipts Obligation		1	$181,480	GP
LP Advance		2	$164,607	LP		GP funds priority distribution deficits
LP Return of Capital		3	$395,712	LP		no
GP Return of Capital		4	$100	GP

			GP	LP
Divide remaining portion			5%	95%

Assumptions					Capitol Hill
Exhibit V.a.4

Scenario 1	Hold		Year 1	2007	Rehab Amounts
Scenario 2	Refi						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Sale						Hold	Refi	Sale
					Rehab Per Unit		0	14,225	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Refi	Sale			Refi Procceds	0
Refi		no	yes	no
Year of Refi (leave blank if no refi)			2008		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	0.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
					Ordinary Distrib. - Pre-Discont.		13.00%	13.00%	13.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		15.00%	15.00%	15.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		15.00%	15.00%	15.00%
		Hold	Refi	Sale	Sale		17.00%	17.00%	17.00%
Interest Rate		6.500%	6.500%	6.500%
Amort Years		25	25	25	GP Splits
Annual DS constant		8.10%	8.10%	8.10%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	125%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	7.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2015	2018	2008	Laundry income		1.00%	Laundry Fees to GP	50.00%
Cap rate used at sale		8.00%	8.00%	7.00%	Commercial income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%	Cable Fees to GP	50.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 03/01/16
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Hold	Refi	Sale	Maintenance & Operating		3.00%
Vacancy rate (current)		3.00%	3.00%	3.00%	Utilities		3.00%
Vacancy Rate (post sale)		7.00%	7.00%	7.00%	Real estate taxes		3.00%
Loss to Lease percentage		1.00%	1.00%	1.00%	Hazard insurance		3.00%
Management fee percentage (current)		7.11%	7.11%	7.11%	Other Expense 1		3.00%
Management fee percentage (post sale)		7.11%	7.11%	7.11%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%
Months of DS reserves		6	6	6
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

	Capitol Hill

Refinancing			Capitol Hill
	Scenario 2
	Refi

New Loan Amount

Refi Year	2008	(01/01/2008)

NOI in 2008	243,244
Interest Rate	6.500%
Amortization	25	yrs
DS Constant	8.102%
DSC Ratio	125%
LTV	80.000%
Cap Rate	7.000%

Loan determined by DSC		2,401,673
Loan determined by LTV		2,779,932

Maximum new loan amount		2,401,673
Annual Debt Service on new loan		194,595

Calculation of Refi Proceeds

Sources
		Aggregate	Per apt
New 1st Loan		2,401,673	19,849
Owner share of residual receipts		0	0
Reserves for Replacement		767,918	6,346
Grants		0	0
Total sources		3,169,591	26,195

Uses
		Aggregate	Per apt
Payment of 1st mortgage		1,155,064	9,546
Prepayment fee for 1st mortgage		0	0
Payment of 2nd mortgage		n/a	n/a
Prepayment Fee for 2nd mortgage		n/a	n/a
Payment of Note 3		0	0
Payment of Seller Note		0	0
Payment of LP Note		0	0
Payment of GP Note		28,027	232
Rehab		1,772,861	14,652	Calculated maximum rehab money available
Loan fees at	2.50%	60,042	496	based on refinancing as modeled.
Closing costs		20,000	165
Initial Deposit to RR		36,300	300
Debt Svc Res.		97,298	804
Total uses		3,169,591	26,195

Excess/Shortfall (Sources minus Uses)			0
Excess/Shortfall prior to paying Seller & GP notes			28,027

Sharing of Proceeds

Cash Availible for Priority Distribution			0
Priority payments to the LP			0
Priority Payments to the GP			0
Cash available to Partnership			0
LP return of Capital			0
Net of LP return of capital			0
GP return of Capital			0
Net of GP return of capital			0
LP share	95%		0
GP share	5%		0
Total LP Share of Refi Proceeds			0
Total GP Share of Refi Proceeds			28,027

Sale						Capitol Hill
Exhibit V.a.6
Sale		Capitol Hill		Sale		Capitol Hill		Sale		Capitol Hill
	Scenario 1				Scenario 2				Scenario 3
	Hold				Refi				Sale

Year of Sale		2015	(12/31/2015)	Year of Sale		2018	(12/31/2018)	Year of Sale		2008

NOI in 2016		12,738		NOI in 2019		159,830		NOI in 2009		35,563
Cap Rate		8.000%		Cap Rate		8.000%		Cap Rate		7.000%
Market Value		159,227		Market Value		1,997,869		Market Value		508,050
Fees (3.00%)		(4,777)		Fees (3.00%)		(59,936)		Fees (3.00%)		(15,241)
Closing costs		(40,000)		Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		767,918		Replacement reserves		36,300		Replacement reserves		767,918
Refi Debt Service Reserves		0		Refi Debt Service Reserves		97,298		Refi Debt Service Reserves		0
Share of residual receipts		0		Share of residual receipts		0		Share of residual receipts		0
Proceeds net of fees		882,368		Proceeds net of fees		2,031,531		Proceeds net of fees		1,220,726
Payment of 1st mortgage		(32,714)		Payment of 1st mortgage		(1,779,200)		Payment of 1st mortgage		(1,053,699)
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		n/a		Payment of 2nd mortgage		n/a		Payment of 2nd mortgage		n/a
Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		n/a		Prepayment Fee for 2nd mortgage		0
Proceeds net of loan repayments		849,654		Proceeds net of loan repayments		252,331		Proceeds net of loan repayments		167,028
Payment of Note 3		0		Payment of Note 3		0		Payment of Note 3		0
Proceeds net of Note 3		849,654		Proceeds net of Note 3		252,331		Proceeds net of Note 3		167,028
Payment of Seller Note		0		Payment of Seller Note		0		Payment of Seller Note		0
Proceeds net of Seller Note		849,654		Proceeds net of Seller Note		252,331		Proceeds net of Seller Note		167,028
Payment of LP Note		0		Payment of LP Note		0		Payment of LP Note		0
Payment of GP Note		0		Payment of GP Note		0		Payment of GP Note		(28,027)
Cash Availible for Priority Distribution		849,654		Net proceeds available for sharing		252,331		Net proceeds available for sharing		139,001
Priority payments to the LP		(560,319)		Priority payments to the LP		(70,851)		Priority payments to the LP		0
Priority Payments to the GP		(181,580)		Priority Payments to the GP		(181,480)		Priority Payments to the GP		(139,001)
Net available to Partnership		107,755		Net available to Partnership		0		Net available to Partnership		0
LP return of Capital		0		LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		107,755		Net of LP return of capital		0		Net of LP return of capital		0
GP return of Capital		0		GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		107,755		Net of GP return of capital		0		Net of GP return of capital		0
LP share	95%	102,367		LP share	95%	0		LP share	95%	0
GP share	5%	5,388		GP share	5%	0		GP share	5%	0
TOTAL LP		662,686		TOTAL LP		70,851		TOTAL LP		0
TOTAL GP		186,968		TOTAL GP		181,480		TOTAL GP		167,028

Projected Operations						Capitol Hill
Exhibit V.a.7.a

Scenario 1 - Hold

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
													Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		981,828	1,021,297		1,051,594	1,072,626	1,094,078	1,115,960	1,138,279	1,161,045	1,184,266	1,207,951	1,232,110	1,250,724
Loss to Lease and concessions		-	-	1.00%	(8,532)	(10,726)	(10,941)	(11,160)	(11,383)	(11,610)	(11,843)	(12,080)	(12,321)	(12,507)
Gross Scheduled Rent		981,828	1,021,297		1,043,062	1,061,900	1,083,138	1,104,800	1,126,896	1,149,434	1,172,423	1,195,871	1,219,789	1,238,216
Vacancy Rate					2.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	7.0%
Vacancy		(34,222)	(39,654)		(21,030)	(31,857)	(32,494)	(33,144)	(33,807)	(34,483)	(35,173)	(35,876)	(36,594)	(86,675)
Net Rental Revenue		947,606	981,643		1,022,032	1,030,043	1,050,643	1,071,656	1,093,089	1,114,951	1,137,250	1,159,995	1,183,195	1,151,541
Laundry income		2,087	(13)	1.00%	0	-	-	-	-	-	-	-	-	-
Commercial income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-
Other Income		2,917	3,694	1.00%	6,030	6,090	6,151	6,213	6,275	6,338	6,401	6,465	6,530	6,595
Total Revenue		952,610	985,324		1,028,062	1,036,133	1,056,795	1,077,869	1,099,364	1,121,289	1,143,651	1,166,460	1,189,725	1,158,136

Operating Expenses
Management Fee	7.11%	66,801	62,710		72,345	73,669	75,138	76,636	78,165	79,724	81,314	82,935	84,589	82,343
Administration		122,077	232,743	3.00%	56,711	58,412	60,165	61,970	63,829	65,744	67,716	69,747	71,840	73,995
Maintenance and Operating		237,540	265,153	3.00%	350,831	361,356	372,197	383,363	394,863	406,709	418,911	431,478	444,422	457,755
Utilities		154,086	183,103	3.00%	205,989	212,169	218,534	225,090	231,842	238,798	245,962	253,340	260,941	268,769
Real estate taxes		40,361	25,199	3.00%	22,150	22,815	23,499	24,204	24,930	25,678	26,448	27,242	28,059	28,901
Hazard insurance		25,006	23,788	3.00%	27,348	28,168	29,013	29,884	30,780	31,704	32,655	33,635	34,644	35,683
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		645,871	792,696		735,374	756,589	778,546	801,146	824,410	848,356	873,005	898,377	924,495	947,446

Replacement reserve deposits		190,152	220,085	0.00%	197,952	197,952	197,952	197,952	197,952	197,952	197,952	197,952	197,952	197,952

Net Operating Inc. (NOI)		116,587	(27,457)		94,736	81,592	80,297	78,771	77,003	74,981	72,694	70,131	67,278	12,738

Projected Operations					Capitol Hill
Exhibit V.a.7.b

Scenario 2 - Refi

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
						Year of Refi										Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		981,828	1,021,297		1,051,594	1,072,626	1,094,078	1,115,960	1,138,279	1,161,045	1,184,266	1,207,951	1,232,110	1,256,752	1,281,887	1,307,525	1,327,278
Loss to Lease and concessions		-	-	1.00%	(8,532)	(10,726)	(10,941)	(11,160)	(11,383)	(11,610)	(11,843)	(12,080)	(12,321)	(12,568)	(12,819)	(13,075)	(13,273)
Gross Scheduled Rent		981,828	1,021,297		1,043,062	1,061,900	1,083,138	1,104,800	1,126,896	1,149,434	1,172,423	1,195,871	1,219,789	1,244,185	1,269,068	1,294,450	1,314,005
Vacancy Rate					2.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	3.0%	7.0%
Vacancy		(34,222)	(39,654)		(21,030)	(31,857)	(32,494)	(33,144)	(33,807)	(34,483)	(35,173)	(35,876)	(36,594)	(37,326)	(38,072)	(38,833)	(91,980)
Net Rental Revenue		947,606	981,643		1,022,032	1,030,043	1,050,643	1,071,656	1,093,089	1,114,951	1,137,250	1,159,995	1,183,195	1,206,859	1,230,996	1,255,616	1,222,025
Laundry income		2,087	(13)	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Commercial income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Other Income		2,917	3,694	1.00%	6,030	6,090	6,151	6,213	6,275	6,338	6,401	6,465	6,530	6,595	6,661	6,727	6,795
Total Revenue		952,610	985,324		1,028,062	1,036,133	1,056,795	1,077,869	1,099,364	1,121,289	1,143,651	1,166,460	1,189,725	1,213,454	1,237,657	1,262,344	1,228,819

Operating Expenses
Management Fee	7.11%	66,801	62,710		72,345	73,669	75,138	76,636	78,165	79,724	81,314	82,935	84,589	86,277	87,997	89,753	87,369
Administration		122,077	232,743	3.00%	56,711	58,412	60,165	61,970	63,829	65,744	67,716	69,747	71,840	73,995	76,215	78,501	80,856
Maintenance and Operating		237,540	265,153	3.00%	350,831	361,356	372,197	383,363	394,863	406,709	418,911	431,478	444,422	457,755	471,488	485,632	500,201
Utilities		154,086	183,103	3.00%	205,989	212,169	218,534	225,090	231,842	238,798	245,962	253,340	260,941	268,769	276,832	285,137	293,691
Real estate taxes		40,361	25,199	3.00%	22,150	22,815	23,499	24,204	24,930	25,678	26,448	27,242	28,059	28,901	29,768	30,661	31,581
Hazard insurance		25,006	23,788	3.00%	27,348	28,168	29,013	29,884	30,780	31,704	32,655	33,635	34,644	35,683	36,753	37,856	38,992
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		645,871	792,696		735,374	756,589	778,546	801,146	824,410	848,356	873,005	898,377	924,495	951,379	979,053	1,007,540	1,032,690

Replacement reserve deposits		190,152	220,085	0.00%	197,952	36,300	36,300	36,300	36,300	36,300	36,300	36,300	36,300	36,300	36,300	36,300	36,300

Net Operating Inc. (NOI)		116,587	(27,457)		94,736	243,244	241,949	240,423	238,655	236,633	234,346	231,783	228,930	225,775	222,304	218,504	159,830

Projected Operations					Capitol Hill
Exhibit V.a.7.c

Scenario 3 - Sale

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3
		2005	2006	Rate	2007	2008	2009
						Year of Sale
Revenue
Rent Used		current	current		current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%

Gross Potential Rent		981,828	1,021,297		1,051,594	1,072,626	1,088,830
Loss to Lease and concessions		-	-	1.00%	(8,532)	(10,726)	(10,888)
Gross Scheduled Rent		981,828	1,021,297		1,043,062	1,061,900	1,077,942
Vacancy Rate					2.0%	3.0%	7.0%
Vacancy		(34,222)	(39,654)		(21,030)	(31,857)	(75,456)
Net Rental Revenue		947,606	981,643		1,022,032	1,030,043	1,002,486
Laundry income		2,087	(13)	1.00%	0	-	-
Commercial income		0	0	1.00%	0	-	-
Cable Income		0	0	1.00%	0	-	-
Other Income		2,917	3,694	1.00%	6,030	6,090	6,151
Total Revenue		952,610	985,324		1,028,062	1,036,133	1,008,637

Operating Expenses
Management Fee	7.11%	66,801	62,710		72,345	73,669	71,714
Administration		122,077	232,743	3.00%	56,711	58,412	60,165
Maintenance and Operating		237,540	265,153	3.00%	350,831	361,356	372,197
Utilities		154,086	183,103	3.00%	205,989	212,169	218,534
Real estate taxes		40,361	25,199	3.00%	22,150	22,815	23,499
Hazard insurance		25,006	23,788	3.00%	27,348	28,168	29,013
Other 1 -	Laundry	-	-	3.00%	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-
Total Operating Expenses		645,871	792,696		735,374	756,589	775,122

Replacement reserve deposits		190,152	220,085	0.00%	197,952	197,952	197,952

Net Operating Inc. (NOI)		116,587	(27,457)		94,736	81,592	35,563

Cash Flow					Capitol Hill
Exhibit V.a.8.a

Scenario 1 - Hold

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
													Year of Sale

Net Operating Inc. (NOI)		116,587	(27,457)		94,736	81,592	80,297	78,771	77,003	74,981	72,694	70,131	67,278

1st mortgage Debt Service		(198,432)	(198,432)		(198,432)	(198,432)	(198,432)	(198,432)	(198,432)	(198,432)	(198,432)	(198,432)	(198,432)
MIP		(6,435)	(5,989)		(5,501)	(4,970)	(4,389)	(3,756)	(3,066)	(2,312)	(1,490)	(592)	(73)
IRP Subsidy		138,161	137,714		137,227	136,695	136,115	135,482	134,791	134,037	133,215	132,318	131,799
CF after 1st		49,880	(94,164)		28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
2nd mortgage Debt Service		0	0		0	0	0	0	0	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0
Cash flow after debt service		49,880	(94,164)		28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
Note 3	100%	-	-		-	-	-	-	-	-	-	-	-
CF net of Note 3		49,880	(94,164)		28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572

Allowable Distribution		15,613	437,388		453,001	440,585	441,312	443,335	446,883	452,200	459,539	469,164	481,353
Residual Receipts Deposit		34,267	-		-	-	-	-	-	-	-	-	-
Net Cash Flow		15,613	0		28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-
Net Distributable Cash					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0

Residual Receipts Obligation				GP	0	0	0	0	0	0	0	0	0
Net of Residual Receipts Obligation					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
LP Advance				LP	0	0	0	0	0	0	0	0	0
Net of LP Advance					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
LP Return of Capital				LP	0	0	0	0	0	0	0	0	0
Net of LP Return of Capital					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
GP Return of Capital				GP	0	0	0	0	0	0	0	0	0
Net of GP Return of Capital					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
Distribution 5					0	0	0	0	0	0	0	0	0
Net of Distribution 5					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
Distribution 6					0	0	0	0	0	0	0	0	0
Net of Distribution 6					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
Distribution 7					0	0	0	0	0	0	0	0	0
Net of Distribution 7					28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572

Total LP Priority Payments					0	0	0	0	0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-
CF net of Seller Note		15,613	0		28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-
CF net of LP Note		15,613	0		28,029	14,885	13,591	12,064	10,296	8,274	5,988	3,424	572
GP Note Payment	100%	-	-		(28,029)	(14,885)	(13,591)	(5,483)	-	-	-	-	-
CF net of GP Note		15,613	0		0	0	0	6,582	10,296	8,274	5,988	3,424	572

Net Available for Splits			0		0	0	0	6,582	10,296	8,274	5,988	3,424	572

LP Share	95%				0	0	0	6,253	9,781	7,861	5,688	3,253	543
GP Share	5%				0	0	0	329	515	414	299	171	29

TOTAL LP Cash Flow Distribution					0	0	0	6,253	9,781	7,861	5,688	3,253	543
TOTAL GP Cash Flow Distribution					28,029	14,885	13,591	5,812	515	414	299	171	29

Cash Flow					Capitol Hill
Exhibit V.a.8.b

Scenario 1 - Hold

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
						Year of Refi										Year of Sale

Net Operating Inc. (NOI)		116,587	(27,457)		94,736	243,244	241,949	240,423	238,655	236,633	234,346	231,783	228,930	225,775	222,304	218,504

1st mortgage Debt Service		(198,432)	(198,432)		(198,432)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)	(194,595)
MIP		(6,435)	(5,989)		(5,501)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
IRP Subsidy		138,161	137,714		137,227	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CF after 1st		49,880	(94,164)		28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
2nd mortgage Debt Service		0	0		0	0	0	0	0	0	0	0	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0	0	0
Cash flow after debt service		49,880	(94,164)		28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
Note 3	100%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of Note 3		49,880	(94,164)		28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909

Allowable Distribution		15,613	437,388		453,001	440,585	441,312	443,335	446,883	452,200	459,539	469,164	481,353	496,394	#VALUE!	#VALUE!
Residual Receipts Deposit		34,267	-		-	-	-	-	-	-	-	-	-	-	-	-
Net Cash Flow		15,613	0		28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-	-	-	-
Net Distributable Cash					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0	0	0

Residual Receipts Obligation				GP	0	0	0	0	0	0	0	0	0	0	0	0
Net of Residual Receipts Obligation					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
LP Advance				LP	0	0	0	0	0	0	0	0	0	0	0	0
Net of LP Advance					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
LP Return of Capital				LP	0	0	0	0	0	0	0	0	0	0	0	0
Net of LP Return of Capital					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
GP Return of Capital				GP	0	0	0	0	0	0	0	0	0	0	0	0
Net of GP Return of Capital					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
Distribution 5					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
Distribution 6					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
Distribution 7					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909

Total LP Priority Payments					0	0	0	0	0	0	0	0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		15,613	0		28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of LP Note		15,613	0		28,029	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909
GP Note Payment	100%	-	-		(28,029)	-	-	-	-	-	-	-	-	-	-	-
CF net of GP Note		15,613	0		0	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909

Net Available for Splits			0		0	48,649	47,354	45,828	44,059	42,038	39,751	37,188	34,335	31,180	27,709	23,909

LP Share	95%				0	46,216	44,986	43,536	41,856	39,936	37,764	35,328	32,618	29,621	26,324	22,713
GP Share	5%				0	2,432	2,368	2,291	2,203	2,102	1,988	1,859	1,717	1,559	1,385	1,195

TOTAL LP Cash Flow Distribution					0	46,216	44,986	43,536	41,856	39,936	37,764	35,328	32,618	29,621	26,324	22,713
TOTAL GP Cash Flow Distribution					28,029	2,432	2,368	2,291	2,203	2,102	1,988	1,859	1,717	1,559	1,385	1,195

Cash Flow				Capitol Hill
Exhibit V.a.8.c

Scenario 3 - Sale

		Audited	Unaudited	Trending	Budgeted	Year 2
		2005	2006	Rate	2007	2008
						Year of Sale

Net Operating Inc. (NOI)		116,587	(27,457)		94,736	81,592

1st mortgage Debt Service		(198,432)	(198,432)		(198,432)	(198,432)
MIP		(6,435)	(5,989)		(5,501)	(4,970)
IRP Subsidy		138,161	137,714		137,227	136,695
CF after 1st		49,880	(94,164)		28,029	14,885
2nd mortgage Debt Service		0	0		0	0
Servicing Fees	0				0	0
Cash flow after debt service		49,880	(94,164)		28,029	14,885
Note 3	100%	-	-		-	-
CF net of Note 3		49,880	(94,164)		28,029	14,885

Allowable Distribution		15,613	437,388		453,001	440,585
Residual Receipts Deposit		34,267	-		-	-
Net Cash Flow		15,613	0		28,029	14,885
GP Operating Deficiency Obligation					-	-
Net Distributable Cash					28,029	14,885
GP Priority Distribution Obligation					0	0

Residual Receipts Obligation				GP	0	0
Net of Residual Receipts Obligation					28,029	14,885
LP Advance				LP	0	0
Net of LP Advance					28,029	14,885
LP Return of Capital				LP	0	0
Net of LP Return of Capital					28,029	14,885
GP Return of Capital				GP	0	0
Net of GP Return of Capital					28,029	14,885
Distribution 5					0	0
Net of Distribution 5					28,029	14,885
Distribution 6					0	0
Net of Distribution 6					28,029	14,885
Distribution 7					0	0
Net of Distribution 7					28,029	14,885

Total LP Priority Payments					0	0
Total GP Priority Payments					0	0

Seller Note Payment	0%	-	-		-	-
CF net of Seller Note		15,613	0		28,029	14,885
LP Note Payment	0%	-	-		-	-
CF net of LP Note		15,613	0		28,029	14,885
GP Note Payment	100%	-	-		(28,029)	-
CF net of GP Note		15,613	0		0	14,885

Net Available for Splits			0		0	14,885

LP Share	95%				0	14,141
GP Share	5%				0	744

TOTAL LP Cash Flow Distribution					0	14,141
TOTAL GP Cash Flow Distribution					28,029	744

LP Benefit Schedule			Capitol Hill
Scenario 1	Hold

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		0	0	0	6,253	9,781	7,861	5,688	3,253	543	0	0	0	33,379
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	3,835	5,309	3,776	2,418	1,224	181	0	0	0	16,742

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	662,686	0	0	0	662,686
Discount Factor		1.17		1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58
Discounted Cash Flow				0	0	0	0	0	0	0	0	161,300	0	0	0	161,300

Total Cash Flow		0		0	0	0	6,253	9,781	7,861	5,688	3,253	663,229	0	0	0	696,065
Total Discounted Cash Flow				0	0	0	3,835	5,309	3,776	2,418	1,224	161,481	0	0	0	178,042

LP Benefit Schedule			Capitol Hill
Scenario 2	Refi

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	46,216	44,986	43,536	41,856	39,936	37,764	35,328	32,618	29,621	26,324	22,713	400,899
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	34,946	29,579	24,892	20,810	17,265	14,197	11,549	9,272	7,322	5,658	4,245	179,736

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	70,851	70,851
Discount Factor		1.17		1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	10,767	10,767

Total Cash Flow		0		0	46,216	44,986	43,536	41,856	39,936	37,764	35,328	32,618	29,621	26,324	93,564	471,749
Total Discounted Cash Flow				0	34,946	29,579	24,892	20,810	17,265	14,197	11,549	9,272	7,322	5,658	15,013	190,503

LP Benefit Schedule			Capitol Hill
Scenario 3	Sale

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		0	14,141	0	0	0	0	0	0	0	0	0	0	14,141
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	11,075	0	0	0	0	0	0	0	0	0	0	11,075

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.17		1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0		0	14,141	0	0	0	0	0	0	0	0	0	0	14,141
Total Discounted Cash Flow				0	11,075	0	0	0	0	0	0	0	0	0	0	11,075

GP Benefit Schedule			Capitol Hill
Scenario 1	Hold

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		28,029	14,885	13,591	5,812	515	414	299	171	29	0	0	0	63,745
	Discount Factor			1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
	Discounted Cash Flow			25,252	12,081	9,937	3,828	306	221	144	74	11	0	0	0	51,855

Refi
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0	0	0	186,968	0	0	0	186,968
	Discount Factor			1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow			0	0	0	0	0	0	0	0	53,148	0	0	0	53,148

Total Cash Flow		0		28,029	14,885	13,591	5,812	515	414	299	171	186,996	0	0	0	250,712
Total Discounted Cash Flow				25,252	12,081	9,937	3,828	306	221	144	74	53,159	0	0	0	105,003

GP Benefit Schedule			Capitol Hill
Scenario 2	Refi

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		28,029	0	0	0	0	0	0	0	0	0	0	0	28,029
	Discount Factor			1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
	Discounted Cash Flow			25,252	0	0	0	0	0	0	0	0	0	0	0	25,252

Refi
	Cash Flow	0		0	28,027	0	0	0	0	0	0	0	0	0	0	28,027
	Discount Factor			1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow			0	21,949	0	0	0	0	0	0	0	0	0	0	21,949

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	2,432	2,368	2,291	2,203	2,102	1,988	1,859	1,717	1,559	1,385	1,195	21,100
	Discount Factor			1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow			0	1,905	1,641	1,405	1,196	1,010	845	699	571	459	361	276	10,368

Sale
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0	181,480	181,480
	Discount Factor			1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	33,920	33,920

Total Cash Flow		0		28,029	30,460	2,368	2,291	2,203	2,102	1,988	1,859	1,717	1,559	1,385	182,675	258,637
Total Discounted Cash Flow				25,252	23,854	1,641	1,405	1,196	1,010	845	699	571	459	361	34,196	91,490

GP Benefit Schedule			Capitol Hill
Scenario 3	Sale

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		28,029	744	0	0	0	0	0	0	0	0	0	0	28,774
	Discount Factor			1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
	Discounted Cash Flow			25,252	604	0	0	0	0	0	0	0	0	0	0	25,856

Refi
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0		0	167,028	0	0	0	0	0	0	0	0	0	0	167,028
	Discount Factor			1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow			0	126,297	0	0	0	0	0	0	0	0	0	0	126,297

Total Cash Flow		0		28,029	167,772	0	0	0	0	0	0	0	0	0	0	195,802
Total Discounted Cash Flow				25,252	126,901	0	0	0	0	0	0	0	0	0	0	152,153

Valuation Summary					Community Apartments
Exhibit V.b.1

		Scenario 1	Scenario 2	Scenario 3
		Hold	Unused	Unused

	LP	74,998	0	0

	GP	23,792	0	0

	Total	98,790	0	0

		Highest NPV:	Scenario 1 - Hold

Property Information a.						Community Apartments
Exhibit V.b.2

Basic Information						Subsidy/regulatory information
Name of Property			Community Apartments			Total number of apartments				147
Name of Local Partnership			Community Apartments Limited			Is there a Section 8 contract?				Yes
Address			7700 Woodland Ave.			Percent Section 8				100%
City			Cleveland			If Section 8, date contract expires				09/30/07
State			Ohio			Amt. Of limited dividend			"none" if unlimited	0
HUD ID#			042-35141			Last year's cash distribution				0
HFA ID#						Balance in residual receipts			blank if "n/a"	0
Type of HUD mortgage			221(d)(3) - Flex			Balance in replacement reserve			"	145,117
Is property a 236? ("yes" or "no", do not leave blank)				no		Line 1 Part B HUD 93486 "Surplus Cash"			"	(5,624)
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"	440,341
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Community Apts

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2006				market		(blended)
0			0								0
1			0								0
2	121	121	0		600		702	577			600
3	26	26	0		690		900	670			690
4			0								0
Total	147	147	0		90,540	0	108,342	87,212	0	0	90,540
	Averages	100.0%			616	0	737	593	0	0	616
(*) Market comparable rent study: source			Trended 2004 RCS			Year:	2004

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Projected	Budgeted	Rent Schedule			Audited	Projected	Budgeted	Per apt
Gross Potential Rent			1,021,647		1,094,631	1,086,480	Management Fee		70,472		70,472	479
Loss to Lease and concessions							Administration		163,558		150,942	1,027
Gross scheduled Rent			1,021,647	0	1,094,631		Maintenance and Operating		399,793		300,950	2,047
Vacancy		1.79%	(18,334)		(54,732)	5.00%	Utilities		223,842		324,598	2,208
Net rental income			1,003,313	0	1,039,899		Real estate taxes		42,090		58,212	396
Laundry income			6,072		6,804		Hazard insurance		17,829		16,956	115
Commercial income							Other 1 -	Laundry				0
Cable Income							Other 2 -	Cable				0
Other Income			1,387		1,272		Other 3 -	Other Mgmt				0
Subtotal other income			7,459	0	8,076		Replacement reserve deposits		19,523		19,824	135
Eff. Gross Income			1,010,772	0	1,047,975		Total Operating Expenses		937,107	0	941,954	6,408

							Net Operating Income		73,665	0	106,021	721

Property Information b.						Community Apartments
Exhibit V.b.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	926,155	12/31/05		7.00%			01/31/16			121.00	$10,692	10,649
Flexible Subsidy	134,467	12/31/05		0.00%			01/31/16			121.00	$1,111	0
M2M mortgage						100.00%
Seller Note
LP Note
GP Note
											Servicing Fee
Total Balances	$1,060,622	MIP % on 1st Mortgage		0.50%	Annual IRP Subsidy					Annual Debt Service		$145,754

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				Arthur E. Orlean & 7700 Woodland Community				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				No				Company State
Management Agent (Is the manager affiliated with GP?)				unknown name (Affiliated)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Distribution 1
2	Distribution 2
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	LP Return		$0
7	GP Return		$0
		GP	LP			GP Loan
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
LP Return of Capital 104.5%		6	$300,170	LP
GP Return of Capital		7	$71,683	GP		GP funds priority distribution deficits
						no

			GP	LP
Divide remaining portion			27%	73%

Assumptions					Community Apartments
Exhibit V.b.4

Scenario 1	Hold		Year 1	2007	Rehab Amounts
Scenario 2	Unused						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Unused						Hold	Refi	Sale
					Rehab Per Unit		0	10,000	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Refi	Sale
Refi		no	no	no
Year of Refi (leave blank if no refi)			2016		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	1.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
					Ordinary Distrib. - Pre-Discont.		14.00%	14.00%	14.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		16.00%	16.00%	16.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		16.00%	16.00%	16.00%
		Hold	Refi	Sale	Sale		18.00%	18.00%	18.00%
Interest Rate		6.500%	6.500%	6.500%
Amort Years		25	25	25	GP Splits
Annual DS constant		8.10%	8.10%	8.10%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	125%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	8.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2015	2006	2006	Laundry income		1.00%	Laundry Fees to GP	50.00%
Cap rate used at sale		9.00%	9.00%	8.00%	Commercial income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%	Cable Fees to GP	50.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 01/31/16
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Hold	Unused	Unused	Maintenance & Operating		3.00%
Vacancy rate (current)		5.00%	5.00%	5.00%	Utilities		3.00%
Vacancy Rate (post sale)		5.00%	5.00%	5.00%	Real estate taxes		3.00%
Loss to Lease percentage		0.00%	0.00%	0.00%	Hazard insurance		3.00%
Management fee percentage (current)		6.72%	6.72%	6.72%	Other Expense 1		3.00%
Management fee percentage (post sale)		6.72%	6.72%	6.72%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%
Months of DS reserves		6	6	6
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

Sale						Community Apartments
Exhibit V.b.6
Sale	Community Apartments			Sale	Community Apartments			Sale	Community Apartments
	Scenario 1				Scenario 2				Scenario 3
	Hold				Unused				Unused

Year of Sale		2015	(12/31/2015)	Year of Sale		2006	(12/31/2006)	Year of Sale		2006

NOI in 2016		91,940		NOI in 2007		106,021		NOI in 2007		106,021
Cap Rate		9.000%		Cap Rate		9.000%		Cap Rate		8.000%
Market Value		1,021,550		Market Value		1,178,011		Market Value		1,325,263
Fees (3.00%)		(30,647)		Fees (3.00%)		(35,340)		Fees (3.00%)		(39,758)
Closing costs		(40,000)		Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		145,117		Replacement reserves		145,117		Replacement reserves		145,117
Refi Debt Service Reserves		0		Refi Debt Service Reserves		0		Refi Debt Service Reserves		0
deferred Maintenance		(527,130)		Share of residual receipts		n/a		Share of residual receipts		n/a
Proceeds net of fees		568,891		Proceeds net of fees		1,247,788		Proceeds net of fees		1,390,622
Payment of 1st mortgage		(18,078)		Payment of 1st mortgage		(861,138)		Payment of 1st mortgage		(861,138)
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of Flexible Subsidy		(134,467)		Payment of Flexible Subsidy		0		Payment of Flexible Subsidy		0
Prepayment Fee for Flexible Subsidy		0		Prepayment Fee for Flexible Subsidy		0		Prepayment Fee for Flexible Subsidy		0
Proceeds net of loan repayments		416,346		Proceeds net of loan repayments		386,650		Proceeds net of loan repayments		529,483
Payment of M2M mortgage		0		Payment of M2M mortgage		#N/A		Payment of M2M mortgage		#N/A
Proceeds net of M2M mortgage		416,346		Proceeds net of M2M mortgage		#N/A		Proceeds net of M2M mortgage		#N/A
Payment of Seller Note		0		Payment of Seller Note		#N/A		Payment of Seller Note		#N/A
Proceeds net of Seller Note		416,346		Proceeds net of Seller Note		#N/A		Proceeds net of Seller Note		#N/A
Payment of LP Note		0		Payment of LP Note		#N/A		Payment of LP Note		#N/A
Payment of GP Note		0		Payment of GP Note		#N/A		Payment of GP Note		#N/A
Cash Availible for Priority Distribution		416,346		Net proceeds available for sharing		#N/A		Net proceeds available for sharing		#N/A
Priority payments to the LP		(300,170)		Priority payments to the LP		#N/A		Priority payments to the LP		#N/A
Priority Payments to the GP		(71,683)		Priority Payments to the GP		#N/A		Priority Payments to the GP		#N/A
Net available to Partnership		44,493		Net available to Partnership		#N/A		Net available to Partnership		#N/A
LP return of Capital		0		LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		44,493		Net of LP return of capital		#N/A		Net of LP return of capital		#N/A
GP return of Capital		0		GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		44,493		Net of GP return of capital		#N/A		Net of GP return of capital		#N/A
LP share	73%	32,480		LP share	73%	#N/A		LP share	73%	#N/A
GP share	27%	12,013		GP share	27%	#N/A		GP share	27%	#N/A
TOTAL LP		332,650		TOTAL LP		#N/A		TOTAL LP		#N/A
TOTAL GP		83,696		TOTAL GP		#N/A		TOTAL GP		#N/A

Projected Operations						Community Apartments
Exhibit V.b.7.a

Scenario 1 - Hold

		Audited	Projected	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
													Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		1,021,647	0		1,094,631	1,116,524	1,138,854	1,161,631	1,184,864	1,208,561	1,232,732	1,257,387	1,282,535	1,275,738
Loss to Lease and concessions		-	-	0.00%	-	-	-	-	-	-	-	-	-	-
Gross Scheduled Rent		1,021,647	0		1,094,631	1,116,524	1,138,854	1,161,631	1,184,864	1,208,561	1,232,732	1,257,387	1,282,535	1,275,738
Vacancy Rate					5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%
Vacancy		(18,334)	-		(54,732)	(55,826)	(56,943)	(58,082)	(59,243)	(60,428)	(61,637)	(62,869)	(64,127)	(63,787)
Net Rental Revenue		1,003,313	0		1,039,899	1,060,697	1,081,911	1,103,550	1,125,621	1,148,133	1,171,096	1,194,518	1,218,408	1,211,951
Laundry income		6,072	0	1.00%	6,804	6,872	6,941	7,010	7,080	7,151	7,223	7,295	7,368	7,441
Commercial income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-
Other Income		1,387	0	1.00%	1,272	1,285	1,298	1,311	1,324	1,337	1,350	1,364	1,377	1,391
Total Revenue		1,010,772	0		1,047,975	1,068,854	1,090,150	1,111,870	1,134,025	1,156,621	1,179,669	1,203,176	1,227,153	1,220,784

				M&O Trend	-8.48%	1.21%	1.17%	1.13%	1.08%	1.04%	0.99%	0.95%	0.81%
Operating Expenses
Management Fee	6.72%	70,472	-		70,472	71,876	73,308	74,769	76,258	77,778	79,328	80,909	82,521	82,093
Administration		163,558	-	3.00%	150,942	155,470	160,134	164,938	169,887	174,983	180,233	185,640	191,209	196,945
Maintenance and Operating		399,793	-		275,426	278,768	282,031	285,210	288,300	291,296	294,191	296,981	299,397	308,378
Utilities		223,842	-	3.00%	324,598	334,336	344,366	354,697	365,338	376,298	387,587	399,215	411,191	423,527
Real estate taxes		42,090	-	3.00%	58,212	59,958	61,757	63,610	65,518	67,484	69,508	71,593	73,741	75,953
Hazard insurance		17,829	-	3.00%	16,956	17,465	17,989	18,528	19,084	19,657	20,246	20,854	21,479	22,124
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		917,584	-		896,606	917,873	939,586	961,753	984,385	1,007,495	1,031,093	1,055,191	1,079,538	1,109,020

Replacement reserve deposits		19,523	-	0.00%	19,824	19,824	19,824	19,824	19,824	19,824	19,824	19,824	19,824	19,824

Net Operating Inc. (NOI)		73,665	-		131,545	131,157	130,740	130,294	129,815	129,302	128,751	128,161	127,791	91,940

Debt Service					131,545	131,157	130,740	130,294	129,815	129,302	128,751	128,161	127,791

Estimation of Deferred Maintenance
Maintenance and Operating		399,793	-	3.00%	300,950	309,979	319,278	328,856	338,722	348,884	359,350	370,131	381,234	392,671
Deferred Maintenance					25,524	31,211	37,247	43,646	50,422	57,588	65,159	73,150	81,838
Inflation	3.0%				1.30	1.27	1.23	1.19	1.16	1.13	1.09	1.06	1.03	1.00
Inflated					33,303	39,537	45,809	52,115	58,452	64,816	71,201	77,604	84,293	-
Cumulative					33,303	72,840	118,648	170,764	229,216	294,032	365,233	442,837	527,130	527,130

Cash Flow					Community Apartments
Exhibit V.b.8.a

Scenario 1 - Hold

		Audited	Projected	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
													Year of Sale

Net Operating Inc. (NOI)		73,665	0		131,545	131,157	130,740	130,294	129,815	129,302	128,751	128,161	127,791

1st mortgage Debt Service		(127,788)	(127,788)		(127,788)	(127,788)	(127,788)	(127,788)	(127,788)	(127,788)	(127,788)	(127,788)	(127,788)
MIP		(4,457)	(4,119)		(3,757)	(3,369)	(2,952)	(2,506)	(2,027)	(1,514)	(963)	(373)	(3)
IRP Subsidy		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CF after 1st		(58,580)	(131,907)		0	0	(0)	0	0	0	(0)	(0)	0
Flexible Subsidy Debt Service		(13,336)	(13,336)		0	0	0	0	0	0	0	0	0
Servicing Fee	0				0	0	0	0	0	0	0	0	0
Cash flow after debt service		(71,915)	(145,242)		0	0	(0)	0	0	0	(0)	(0)	0
M2M mortgage	100%	-	-		-	-	-	-	-	-	-	-	-
CF net of M2M mortgage		(71,915)	(145,242)		0	0	(0)	0	0	0	(0)	(0)	0

Allowable Distribution		0	440,341		440,341	440,341	440,340	440,340	440,340	440,340	440,340	440,340	440,340
Residual Receipts Deposit		-	-		-	-	-	-	-	-	-	-	-
Net Cash Flow		0	0		0	0	0	0	0	0	0	0	0
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-
Net Distributable Cash					0	0	0	0	0	0	0	0	0
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0

Distribution 1					0	0	0	0	0	0	0	0	0
Net of Distribution 1					0	0	0	0	0	0	0	0	0
Distribution 2					0	0	0	0	0	0	0	0	0
Net of Distribution 2					0	0	0	0	0	0	0	0	0
Distribution 3					0	0	0	0	0	0	0	0	0
Net of Distribution 3					0	0	0	0	0	0	0	0	0
Distribution 4					0	0	0	0	0	0	0	0	0
Net of Distribution 4					0	0	0	0	0	0	0	0	0
Distribution 5					0	0	0	0	0	0	0	0	0
Net of Distribution 5					0	0	0	0	0	0	0	0	0
LP Return					0	0	0	0	0	0	0	0	0
Net of LP Return					0	0	0	0	0	0	0	0	0
GP Return					0	0	0	0	0	0	0	0	0
Net of GP Return					0	0	0	0	0	0	0	0	0

Total LP Priority Payments					0	0	0	0	0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-
CF net of Seller Note		0	0		0	0	0	0	0	0	0	0	0
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-
CF net of LP Note		0	0		0	0	0	0	0	0	0	0	0
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-
CF net of GP Note		0	0		0	0	0	0	0	0	0	0	0

Net Available for Splits			0		0	0	0	0	0	0	0	0	0

LP Share	95%				0	0	0	0	0	0	0	0	0
GP Share	5%				0	0	0	0	0	0	0	0	0

TOTAL LP Cash Flow Distribution					0	0	0	0	0	0	0	0	0
TOTAL GP Cash Flow Distribution					0	0	0	0	0	0	0	0	0

LP Benefit Schedule		Community Apartments
Scenario 1	Hold

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	1
	Discount Factor	1.14	1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	1

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16	1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16	1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	332,650	332,650
	Discount Factor	1.18	1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44
	Discounted Cash Flow		0	0	0	0	0	0	0	0	74,998	74,998

Total Cash Flow		0	0	0	0	0	0	0	0	0	332,650	332,651
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	74,998	74,998

LP Benefit Schedule		Community Apartments
Scenario 2	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.14	1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16	1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16	1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.18	1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0

LP Benefit Schedule		Community Apartments
Scenario 3	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.14	1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16	1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16	1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.18	1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0

GP Benefit Schedule		Community Apartments
Scenario 1	Hold

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	83,696	83,696
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52
	Discounted Cash Flow		0	0	0	0	0	0	0	0	23,792	23,792

Total Cash Flow		0	0	0	0	0	0	0	0	0	83,696	83,696
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	23,792	23,792

GP Benefit Schedule		Community Apartments
Scenario 2	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0

GP Benefit Schedule		Community Apartments
Scenario 3	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0

Valuation Summary					Met-Paca II
Exhibit V.c.1

		Scenario 1	Scenario 2	Scenario 3
		Hold	Refi	Sale at HAP Exp.

	LP	2,388,662	1,259,453	3,411,982

	GP	879,814	170,470	2,072,698

	Total	3,268,475	1,429,923	5,484,679

		Highest NPV:	Scenario 3 - Sale at HAP Exp.

Property Information a.						Met-Paca II
Exhibit V.c.2

Basic Information						Subsidy/regulatory information
Name of Property			Met-Paca II			Total number of apartments				192
Name of Local Partnership			Met-Paca II Associates			Is there a Section 8 contract?
Address			Scattered East 199th & Lexington Ave			Percent Section 8				96%
City			Harlem / Manhattan			If Section 8, date contract expires				01/31/10
State			NY			Amt. Of limited dividend			"none" if unlimited	none	43,000 previous LD
HUD ID#			012-44158			Last year's cash distribution				0
HFA ID#						Balance in residual receipts			blank if "n/a"
Type of HUD mortgage			236			Balance in replacement reserve			"	1,112,311	RR bal. includes Project Cash of
Is property a 236? ("yes" or "no", do not leave blank)				yes		Line 1 Part B HUD 93486 "Surplus Cash"			"	598,340		700,100
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"	1,308,000
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Met-Paca II

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2006				market		(blended)
0	1	1	0		736		940	949		744	736
1	40	39	1		920		1,033	1,213	646	797	913
2	101	96	5		1,269		1,133	1,319	747	957	1,243
3	28	26	2		1,691		1,406	1,477	822	1,106	1,629
4	22	22	0		2,015		1,556	1,582		1,233	2,015
Total	192	184	8		257,383	0	230,293	258,806	124,303	179,581	252,761
	Averages	95.8%			1,341	0	1,199	1,348	647	935	1,316
(*) Market comparable rent study: source			Limited Appraisal 4/2/2004			Year:	2004

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Audited	Trended	Rent Schedule			Audited	Audited	Trended	Per apt
Gross Potential Rent			2,831,048	3,000,238	3,060,243	3,033,132	Management Fee		105,833	167,343	168,395	877
Loss to Lease and concessions							Administration		476,009	571,322	588,462	3,065
Gross scheduled Rent			2,831,048	3,000,238	3,060,243		Maintenance and Operating		226,594	681,276	701,714	3,655
Vacancy		4.33%	(122,654)	(109,978)	(153,012)	5.00%	Utilities		676,534	737,590	759,718	3,957
Net rental income			2,708,394	2,890,260	2,907,231		Real estate taxes		275,941	293,998	302,818	1,577
Laundry income				0	0		Hazard insurance		97,870	87,999	90,639	472
Commercial income			116,501	127,858	129,137		Other 1 -	Laundry			0	0
Cable Income				0	0		Other 2 -	Cable			0	0
Other Income			2,118	197,281	199,254		Other 3 -	Other Mgmt			0	0
Subtotal other income			118,619	325,139	328,390		Replacement reserve deposits		52,152	53,037	53,037	276
Eff. Gross Income			2,827,013	3,215,399	3,235,621		Total Operating Expenses		1,910,933	2,592,565	2,664,783	13,879

							Net Operating Income		916,080	622,834	570,838	2,973

Property Information b.						Met-Paca II
Exhibit V.c.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	3,549,041	12/31/06		7.00%			03/31/17			123.00	$40,513
2nd mortgage										-	$0
M2M mortgage						100.00%
Seller Note
LP Note
GP Note
											Servicing Fees
Total Balances	$3,549,041	MIP % on 1st Mortgage		0.50%	Annual IRP Subsidy		301,265			Annual Debt Service		$202,640

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				UPACA Enterprises				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				No				Company State
Management Agent (Is the manager affiliated with GP?)				Metopolitan Rehabilitation Corp. (Yes)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	LP Capital Contribution		$0	0%	LP	$0	Y
2	Distribution 2
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GP	LP			GP Loan
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
LP Capital Contribution		1	$1,219,550	LP
						GP funds priority distribution deficits
						no

			GP	LP
Divide remaining portion			50%	50%	Override from .05/.95 to align GP interest

Assumptions					Met-Paca II
Exhibit V.c.4

Scenario 1	Hold		Year 1	2007	Rehab Amounts
Scenario 2	Refi						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Sale at HAP Exp.						Hold	Refi	Sale
					Rehab Per Unit		0	10,000	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Refi	Sale
Refi		no	yes	no
Year of Refi (leave blank if no refi)			2008		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	1.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
					Ordinary Distrib. - Pre-Discont.		14.00%	14.00%	14.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		16.00%	16.00%	16.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		16.00%	16.00%	16.00%
		Hold	Refi	Sale	Sale		18.00%	18.00%	18.00%
Interest Rate		6.500%	6.500%	6.500%
Amort Years		25	25	25	GP Splits
Annual DS constant		8.10%	8.10%	8.10%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	125%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	5.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2016	2018	2009	Laundry income		1.00%
Cap rate used at sale		6.00%	6.00%	6.00%	Commercial income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 03/31/17
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Hold	Refi	Sale at HAP Exp.	Maintenance & Operating		3.00%
Vacancy rate (current)		5.00%	5.00%	5.00%	Utilities		3.00%
Vacancy Rate (post sale)		7.00%	7.00%	7.00%	Real estate taxes		3.00%
Loss to Lease percentage		0.00%	0.00%	0.00%	Hazard insurance		3.00%
Management fee percentage (current)		5.20%	5.20%	5.20%	Other Expense 1		3.00%
Management fee percentage (post sale)		5.20%	5.20%	5.20%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%	2006 AFS shows management fee as 5.83% of EGI plus a portion on commercial.
Months of DS reserves		6	6	6	Total fee of $167,343 equates to 5.2% of EGI, which we use for our valuation.
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

Refinancing			Met-Paca II
	Scenario 2
	Refi

New Loan Amount

Refi Year	2008	(01/01/2008)

NOI in 2008	551,206
Interest Rate	6.500%
Amortization	25	yrs
DS Constant	8.102%
DSC Ratio	125%
LTV	80.000%
Cap Rate	5.000%

Loan determined by DSC		5,442,340
Loan determined by LTV		8,819,296

Maximum new loan amount		5,442,340
Annual Debt Service on new loan		440,965

Calculation of Refi Proceeds

Sources
		Aggregate	Per apt
New 1st Loan		5,442,340	28,346
Owner share of residual receipts		0	0
Reserves for Replacement		1,112,311	5,793
Grants		0	0
Total sources		6,554,651	34,139

Uses
		Aggregate	Per apt
Payment of 1st mortgage		3,303,537	17,206
Prepayment fee for 1st mortgage		0	0
Payment of 2nd mortgage		n/a	n/a
Prepayment Fee for 2nd mortgage		n/a	n/a
Payment of M2M mortgage		0	0
Payment of Seller Note		0	0
Payment of LP Note		0	0
Payment of GP Note		0	0
Rehab		1,977,600	10,300
Loan fees at	2.50%	136,058	709
Closing costs		20,000	104
Initial Deposit to RR		57,600	300
Debt Svc Res.		220,482	1,148
Total uses		5,715,278	29,767

Excess/Shortfall (Sources minus Uses)			839,373
Excess/Shortfall prior to paying Seller & GP notes			839,373

Sharing of Proceeds

Cash Availible for Priority Distribution			839,373
Priority payments to the LP			839,373
Priority Payments to the GP			0
Cash available to Partnership			0
LP return of Capital			0
Net of LP return of capital			0
GP return of Capital			0
Net of GP return of capital			0
LP share	50%		0
GP share	50%		0
Total LP Share of Refi Proceeds			839,373
Total GP Share of Refi Proceeds			0

Sale						Met-Paca II
Exhibit V.c.6
Sale		Met-Paca II		Sale		Met-Paca II		Sale		Met-Paca II
	Scenario 1				Scenario 2				Scenario 3
	Hold				Refi			Sale at HAP Exp.

Year of Sale		2016	(12/31/2016)	Year of Sale		2018	(12/31/2018)	Year of Sale		2009

NOI in 2017		411,483		NOI in 2019		351,391		NOI in 2010		561,437
Cap Rate		6.000%		Cap Rate		6.000%		Cap Rate		6.000%
Market Value		6,858,045		Market Value		5,856,512		Market Value		9,357,283
Fees (3.00%)		(205,741)		Fees (3.00%)		(175,695)		Fees (3.00%)		(280,718)
Closing costs		(40,000)		Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		1,112,311		Replacement reserves		57,600		Replacement reserves		1,112,311
Refi Debt Service Reserves		0		Refi Debt Service Reserves		220,482		Refi Debt Service Reserves		0
Share of residual receipts		0		Share of residual receipts		0		Share of residual receipts		0
Proceeds net of fees		7,724,614		Proceeds net of fees		5,918,899		Proceeds net of fees		10,148,875
Payment of 1st mortgage		(120,136)		Payment of 1st mortgage		(4,031,778)		Payment of 1st mortgage		(2,758,004)
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		n/a		Payment of 2nd mortgage		n/a		Payment of 2nd mortgage		n/a
Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		n/a		Prepayment Fee for 2nd mortgage		0
Proceeds net of loan repayments		7,604,479		Proceeds net of loan repayments		1,887,121		Proceeds net of loan repayments		7,390,871
Payment of M2M mortgage		0		Payment of M2M mortgage		0		Payment of M2M mortgage		0
Proceeds net of M2M mortgage		7,604,479		Proceeds net of M2M mortgage		1,887,121		Proceeds net of M2M mortgage		7,390,871
Payment of Seller Note		0		Payment of Seller Note		0		Payment of Seller Note		0
Proceeds net of Seller Note		7,604,479		Proceeds net of Seller Note		1,887,121		Proceeds net of Seller Note		7,390,871
Payment of LP Note		0		Payment of LP Note		0		Payment of LP Note		0
Payment of GP Note		0		Payment of GP Note		0		Payment of GP Note		0
Cash Availible for Priority Distribution		7,604,479		Net proceeds available for sharing		1,887,121		Net proceeds available for sharing		7,390,871
Priority payments to the LP		(1,219,550)		Priority payments to the LP		(380,177)		Priority payments to the LP		(1,219,550)
Priority Payments to the GP		0		Priority Payments to the GP		0		Priority Payments to the GP		0
Net available to Partnership		6,384,929		Net available to Partnership		1,506,944		Net available to Partnership		6,171,321
LP return of Capital		0		LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		6,384,929		Net of LP return of capital		1,506,944		Net of LP return of capital		6,171,321
GP return of Capital		0		GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		6,384,929		Net of GP return of capital		1,506,944		Net of GP return of capital		6,171,321
LP share	50%	3,192,464		LP share	50%	753,472		LP share	50%	3,085,661
GP share	50%	3,192,464		GP share	50%	753,472		GP share	50%	3,085,661
TOTAL LP		4,412,014		TOTAL LP		1,133,649		TOTAL LP		4,305,211
TOTAL GP		3,192,464		TOTAL GP		753,472		TOTAL GP		3,085,661

Projected Operations					Met-Paca II
Exhibit V.c.7.a

Scenario 1 - Hold

		Audited	Audited	Trending	Trended	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
														Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		2,831,048	3,000,238		3,060,243	3,121,448	3,183,877	3,247,554	3,312,505	3,378,755	3,446,330	3,515,257	3,585,562	3,657,273	3,861,518
Loss to Lease and concessions		-	-	0.00%	-	-	-	-	-	-	-	-	-	-	-
Gross Scheduled Rent		2,831,048	3,000,238		3,060,243	3,121,448	3,183,877	3,247,554	3,312,505	3,378,755	3,446,330	3,515,257	3,585,562	3,657,273	3,861,518
Vacancy Rate					5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	7.0%
Vacancy		(122,654)	(109,978)		(153,012)	(156,072)	(159,194)	(162,378)	(165,625)	(168,938)	(172,317)	(175,763)	(179,278)	(182,864)	(270,306)
Net Rental Revenue		2,708,394	2,890,260		2,907,231	2,965,375	3,024,683	3,085,176	3,146,880	3,209,818	3,274,014	3,339,494	3,406,284	3,474,410	3,591,212
Laundry income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Commercial income		116,501	127,858	1.00%	129,137	130,428	131,732	133,050	134,380	135,724	137,081	138,452	139,836	141,235	142,647
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Other Income		2,118	197,281	1.00%	199,254	201,246	203,259	205,291	207,344	209,418	211,512	213,627	215,763	217,921	220,100
Total Revenue		2,827,013	3,215,399		3,235,621	3,297,050	3,359,674	3,423,517	3,488,604	3,554,959	3,622,607	3,691,573	3,761,884	3,833,565	3,953,959

Operating Expenses
Management Fee	5.20%	105,833	167,343		168,395	171,592	174,852	178,174	181,562	185,015	188,536	192,125	195,784	199,515	205,781
Administration		476,009	571,322	3.00%	588,462	606,116	624,299	643,028	662,319	682,188	702,654	723,734	745,446	767,809	790,843
Maintenance and Operating		226,594	681,276	3.00%	701,714	722,766	744,449	766,782	789,786	813,479	837,884	863,020	888,911	915,578	943,045
Utilities		676,534	737,590	3.00%	759,718	782,509	805,985	830,164	855,069	880,721	907,143	934,357	962,388	991,259	1,020,997
Real estate taxes		275,941	293,998	3.00%	302,818	311,902	321,260	330,897	340,824	351,049	361,580	372,428	383,601	395,109	406,962
Hazard insurance		97,870	87,999	3.00%	90,639	93,358	96,159	99,044	102,015	105,075	108,228	111,475	114,819	118,263	121,811
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		1,858,781	2,539,528		2,611,746	2,688,244	2,767,002	2,848,089	2,931,574	3,017,528	3,106,024	3,197,138	3,290,948	3,387,533	3,489,440

Replacement reserve deposits		52,152	53,037	0.00%	53,037	53,037	53,037	53,037	53,037	53,037	53,037	53,037	53,037	53,037	53,037

Net Operating Inc. (NOI)		916,080	622,834		570,838	555,769	539,635	522,391	503,993	484,394	463,546	441,398	417,899	392,995	411,483

Projected Operations					Met-Paca II
Exhibit V.c.7.b

Scenario 2 - Refi

		Audited	Audited	Trending	Trended	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
						Year of Refi										Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		2,831,048	3,000,238		3,060,243	3,121,448	3,183,877	3,247,554	3,312,505	3,378,755	3,446,330	3,515,257	3,585,562	3,657,273	3,730,419	3,805,027	4,017,524
Loss to Lease and concessions		-	-	0.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Gross Scheduled Rent		2,831,048	3,000,238		3,060,243	3,121,448	3,183,877	3,247,554	3,312,505	3,378,755	3,446,330	3,515,257	3,585,562	3,657,273	3,730,419	3,805,027	4,017,524
Vacancy Rate					5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	5.0%	7.0%
Vacancy		(122,654)	(109,978)		(153,012)	(156,072)	(159,194)	(162,378)	(165,625)	(168,938)	(172,317)	(175,763)	(179,278)	(182,864)	(186,521)	(190,251)	(281,227)
Net Rental Revenue		2,708,394	2,890,260		2,907,231	2,965,375	3,024,683	3,085,176	3,146,880	3,209,818	3,274,014	3,339,494	3,406,284	3,474,410	3,543,898	3,614,776	3,736,297
Laundry income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Commercial income		116,501	127,858	1.00%	129,137	130,428	131,732	133,050	134,380	135,724	137,081	138,452	139,836	141,235	142,647	144,074	145,514
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Other Income		2,118	197,281	1.00%	199,254	201,246	203,259	205,291	207,344	209,418	211,512	213,627	215,763	217,921	220,100	222,301	224,524
Total Revenue		2,827,013	3,215,399		3,235,621	3,297,050	3,359,674	3,423,517	3,488,604	3,554,959	3,622,607	3,691,573	3,761,884	3,833,565	3,906,645	3,981,151	4,106,335

Operating Expenses
Management Fee	5.20%	105,833	167,343		168,395	171,592	174,852	178,174	181,562	185,015	188,536	192,125	195,784	199,515	203,318	207,196	213,711
Administration		476,009	571,322	3.00%	588,462	606,116	624,299	643,028	662,319	682,188	702,654	723,734	745,446	767,809	790,843	814,569	839,006
Maintenance and Operating		226,594	681,276	3.00%	701,714	722,766	744,449	766,782	789,786	813,479	837,884	863,020	888,911	915,578	943,045	971,337	1,000,477
Utilities		676,534	737,590	3.00%	759,718	782,509	805,985	830,164	855,069	880,721	907,143	934,357	962,388	991,259	1,020,997	1,051,627	1,083,176
Real estate taxes		275,941	293,998	3.00%	302,818	311,902	321,260	330,897	340,824	351,049	361,580	372,428	383,601	395,109	406,962	419,171	431,746
Hazard insurance		97,870	87,999	3.00%	90,639	93,358	96,159	99,044	102,015	105,075	108,228	111,475	114,819	118,263	121,811	125,466	129,229
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		1,858,781	2,539,528		2,611,746	2,688,244	2,767,002	2,848,089	2,931,574	3,017,528	3,106,024	3,197,138	3,290,948	3,387,533	3,486,977	3,589,365	3,697,345

Replacement reserve deposits		52,152	53,037	0.00%	53,037	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600

Net Operating Inc. (NOI)		916,080	622,834		570,838	551,206	535,072	517,828	499,430	479,831	458,983	436,835	413,336	388,432	362,068	334,186	351,391

Projected Operations						Met-Paca II
Exhibit V.c.7.c

Scenario 3 - Sale at HAP Exp.

		Audited	Audited	Trending	Trended	Year 2
		2005	2006	Rate	2007	2008

Revenue
Rent Used		current	current		current	current
Rent Trending Rate					2.00%	2.00%

Gross Potential Rent		2,831,048	3,000,238		3,060,243	3,121,448
Loss to Lease and concessions		-	-	0.00%	-	-
Gross Scheduled Rent		2,831,048	3,000,238		3,060,243	3,121,448
Vacancy Rate					5.0%	5.0%
Vacancy		(122,654)	(109,978)		(153,012)	(156,072)
Net Rental Revenue		2,708,394	2,890,260		2,907,231	2,965,375
Laundry income		0	0	1.00%	0	-
Commercial income		116,501	127,858	1.00%	129,137	130,428
Cable Income		0	0	1.00%	0	-
Other Income		2,118	197,281	1.00%	199,254	201,246
Total Revenue		2,827,013	3,215,399		3,235,621	3,297,050

Operating Expenses
Management Fee	5.20%	105,833	167,343		168,395	171,592
Administration		476,009	571,322	3.00%	588,462	606,116
Maintenance and Operating		226,594	681,276	3.00%	701,714	722,766
Utilities		676,534	737,590	3.00%	759,718	782,509
Real estate taxes		275,941	293,998	3.00%	302,818	311,902
Hazard insurance		97,870	87,999	3.00%	90,639	93,358
Other 1 -	Laundry	-	-	3.00%	-	-
Other 2 -	Cable	-	-	3.00%	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-
Total Operating Expenses		1,858,781	2,539,528		2,611,746	2,688,244

Replacement reserve deposits		52,152	53,037	0.00%	53,037	53,037

Net Operating Inc. (NOI)		916,080	622,834		570,838	555,769

Cash Flow					Met-Paca II
Exhibit V.c.8.a

Scenario 1 - Hold

		Audited	Audited	Trending	Trended	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
														Year of Sale

Net Operating Inc. (NOI)		916,080	622,834		570,838	555,769	539,635	522,391	503,993	484,394	463,546	441,398	417,899	392,995

1st mortgage Debt Service		(486,159)	(486,159)		(486,159)	(486,159)	(486,159)	(486,159)	(486,159)	(486,159)	(486,159)	(486,159)	(486,159)	(486,159)
MIP		(18,269)	(17,079)		(15,804)	(14,436)	(12,969)	(11,396)	(9,710)	(7,902)	(5,962)	(3,883)	(1,653)	(272)
IRP Subsidy		306,614	305,424		304,148	302,780	301,314	299,741	298,054	296,246	294,307	292,228	289,998	288,616
CF after 1st		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
2nd mortgage Debt Service		0	0		0	0	0	0	0	0	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0
Cash flow after debt service		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
M2M mortgage	100%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of M2M mortgage		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180

Allowable Distribution		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Residual Receipts Deposit		-	-		-	-	-	-	-	-	-	-	-	-
Net Cash Flow		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-	-
Net Distributable Cash					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0

LP Capital Contribution				LP	0	0	0	0	0	0	0	0	0	0
Net of LP Capital Contribution					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
Distribution 2					0	0	0	0	0	0	0	0	0	0
Net of Distribution 2					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
Distribution 3					0	0	0	0	0	0	0	0	0	0
Net of Distribution 3					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
Distribution 4					0	0	0	0	0	0	0	0	0	0
Net of Distribution 4					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
Distribution 5					0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
Distribution 6					0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
Distribution 7					0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180

Total LP Priority Payments					0	0	0	0	0	0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of LP Note		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of GP Note		718,265	425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180

Net Available for Splits			425,019		373,023	357,954	341,820	324,576	306,178	286,579	265,731	243,583	220,084	195,180

LP Share	95%				354,372	340,056	324,729	308,347	290,869	272,250	252,444	231,404	209,080	185,421
GP Share	5%				18,651	17,898	17,091	16,229	15,309	14,329	13,287	12,179	11,004	9,759

TOTAL LP Cash Flow Distribution					354,372	340,056	324,729	308,347	290,869	272,250	252,444	231,404	209,080	185,421
TOTAL GP Cash Flow Distribution					18,651	17,898	17,091	16,229	15,309	14,329	13,287	12,179	11,004	9,759

Cash Flow					Met-Paca II
Exhibit V.c.8.b

Scenario 1 - Hold

		Audited	Audited	Trending	Trended	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
						Year of Refi										Year of Sale

Net Operating Inc. (NOI)		916,080	622,834		570,838	551,206	535,072	517,828	499,430	479,831	458,983	436,835	413,336	388,432	362,068	334,186

1st mortgage Debt Service		(486,159)	(486,159)		(486,159)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)	(440,965)
MIP		(18,269)	(17,079)		(15,804)	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
IRP Subsidy		306,614	305,424		304,148	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CF after 1st		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)
2nd mortgage Debt Service		0	0		0	0	0	0	0	0	0	0	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0	0	0
Cash flow after debt service		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)
M2M mortgage	100%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of M2M mortgage		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)

Allowable Distribution		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Residual Receipts Deposit		-	-		-	-	-	-	-	-	-	-	-	-	-	-
Net Cash Flow		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-	-	-	-
Net Distributable Cash					373,023	110,241	94,107	76,863	58,465	38,866	18,018	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0	0	0

LP Capital Contribution				LP	0	0	0	0	0	0	0	4,130	27,629	52,533	78,897	106,779
Net of LP Capital Contribution					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
Distribution 2					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 2					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
Distribution 3					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 3					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
Distribution 4					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 4					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
Distribution 5					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
Distribution 6					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
Distribution 7					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0

Total LP Priority Payments					0	0	0	0	0	0	0	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)
Total GP Priority Payments					0	0	0	0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of LP Note		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of GP Note		718,265	425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0

Net Available for Splits			425,019		373,023	110,241	94,107	76,863	58,465	38,866	18,018	0	0	0	0	0

LP Share	95%				354,372	104,729	89,401	73,020	55,542	36,923	17,117	0	0	0	0	0
GP Share	5%				18,651	5,512	4,705	3,843	2,923	1,943	901	0	0	0	0	0

TOTAL LP Cash Flow Distribution					354,372	104,729	89,401	73,020	55,542	36,923	17,117	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)
TOTAL GP Cash Flow Distribution					18,651	5,512	4,705	3,843	2,923	1,943	901	0	0	0	0	0

Cash Flow	Met-Paca II
Exhibit V.c.8.c

Scenario 3 - Sale at HAP Exp.

		Audited	Audited	Trending	Trended	Year 2
		2005	2006	Rate	2007	2008

Net Operating Inc. (NOI)		916,080	622,834		570,838	555,769

1st mortgage Debt Service		(486,159)	(486,159)		(486,159)	(486,159)
MIP		(18,269)	(17,079)		(15,804)	(14,436)
IRP Subsidy		306,614	305,424		304,148	302,780
CF after 1st		718,265	425,019		373,023	357,954
2nd mortgage Debt Service		0	0		0	0
Servicing Fees	0				0	0
Cash flow after debt service		718,265	425,019		373,023	357,954
M2M mortgage	100%	-	-		-	-
CF net of M2M mortgage		718,265	425,019		373,023	357,954

Allowable Distribution		n/a	n/a		n/a	n/a
Residual Receipts Deposit		-	-		-	-
Net Cash Flow		718,265	425,019		373,023	357,954
GP Operating Deficiency Obligation					-	-
Net Distributable Cash					373,023	357,954
GP Priority Distribution Obligation					0	0

LP Capital Contribution				LP	0	0
Net of LP Capital Contribution					373,023	357,954
Distribution 2					0	0
Net of Distribution 2					373,023	357,954
Distribution 3					0	0
Net of Distribution 3					373,023	357,954
Distribution 4					0	0
Net of Distribution 4					373,023	357,954
Distribution 5					0	0
Net of Distribution 5					373,023	357,954
Distribution 6					0	0
Net of Distribution 6					373,023	357,954
Distribution 7					0	0
Net of Distribution 7					373,023	357,954

Total LP Priority Payments					0	0
Total GP Priority Payments					0	0

Seller Note Payment	0%	-	-		-	-
CF net of Seller Note		718,265	425,019		373,023	357,954
LP Note Payment	0%	-	-		-	-
CF net of LP Note		718,265	425,019		373,023	357,954
GP Note Payment	0%	-	-		-	-
CF net of GP Note		718,265	425,019		373,023	357,954

Net Available for Splits			425,019		373,023	357,954

LP Share	95%				354,372	340,056
GP Share	5%				18,651	17,898

TOTAL LP Cash Flow Distribution					354,372	340,056
TOTAL GP Cash Flow Distribution					18,651	17,898

LP Benefit Schedule			Met-Paca II
Scenario 1	Hold

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		354,372	340,056	324,729	308,347	290,869	272,250	252,444	231,404	209,080	185,421	0	0	2,768,973
Discount Factor		1.14		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71	4.23	4.82
Discounted Cash Flow				310,853	261,662	219,183	182,566	151,068	124,034	100,886	81,121	64,294	50,016	0	0	1,545,683

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41	5.12	5.94
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41	5.12	5.94
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	0	4,412,014	0	0	4,412,014
Discount Factor		1.18		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23	6.18	7.29
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	842,979	0	0	842,979

Total Cash Flow		0		354,372	340,056	324,729	308,347	290,869	272,250	252,444	231,404	209,080	4,597,436	0	0	7,180,987
Total Discounted Cash Flow				310,853	261,662	219,183	182,566	151,068	124,034	100,886	81,121	64,294	892,995	0	0	2,388,662

LP Benefit Schedule			Met-Paca II
Scenario 2	Refi

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		354,372	0	0	0	0	0	0	0	0	0	0	0	354,372
Discount Factor		1.14		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71	4.23	4.82
Discounted Cash Flow				310,853	0	0	0	0	0	0	0	0	0	0	0	310,853

Refi
Cash Flow		0		0	839,373	0	0	0	0	0	0	0	0	0	0	839,373
Discount Factor		1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41	5.12	5.94
Discounted Cash Flow				0	623,791	0	0	0	0	0	0	0	0	0	0	623,791

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	104,729	89,401	73,020	55,542	36,923	17,117	(4,130)	(27,629)	(52,533)	(78,897)	(106,779)	106,765
Discount Factor		1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41	5.12	5.94
Discounted Cash Flow				0	77,831	57,276	40,328	26,444	15,155	6,057	(1,260)	(7,265)	(11,908)	(15,418)	(17,988)	169,251

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	1,133,649	1,133,649
Discount Factor		1.18		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23	6.18	7.29
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	155,559	155,559

Total Cash Flow		0		354,372	944,102	89,401	73,020	55,542	36,923	17,117	(4,130)	(27,629)	(52,533)	(78,897)	1,026,871	2,434,159
Total Discounted Cash Flow				310,853	701,622	57,276	40,328	26,444	15,155	6,057	(1,260)	(7,265)	(11,908)	(15,418)	137,571	1,259,453

LP Benefit Schedule			Met-Paca II
Scenario 3	Sale at HAP Exp.

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		354,372	340,056	324,729	0	0	0	0	0	0	0	0	0	1,019,157
Discount Factor		1.14		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71	4.23	4.82
Discounted Cash Flow				310,853	261,662	219,183	0	0	0	0	0	0	0	0	0	791,698

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41	5.12	5.94
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41	5.12	5.94
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0		0	0	4,305,211	0	0	0	0	0	0	0	0	0	4,305,211
Discount Factor		1.18		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23	6.18	7.29
Discounted Cash Flow				0	0	2,620,284	0	0	0	0	0	0	0	0	0	2,620,284

Total Cash Flow		0		354,372	340,056	4,629,939	0	0	0	0	0	0	0	0	0	5,324,368
Total Discounted Cash Flow				310,853	261,662	2,839,467	0	0	0	0	0	0	0	0	0	3,411,982

GP Benefit Schedule			Met-Paca II
Scenario 1	Hold

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		18,651	17,898	17,091	16,229	15,309	14,329	13,287	12,179	11,004	9,759	0	0	145,735
Discount Factor		1.11		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
Discounted Cash Flow				16,803	14,526	12,497	10,690	9,085	7,661	6,400	5,285	4,302	3,437	0	0	90,685

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	0	3,192,464	0	0	3,192,464
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	789,128	0	0	789,128

Total Cash Flow		0		18,651	17,898	17,091	16,229	15,309	14,329	13,287	12,179	11,004	3,202,223	0	0	3,338,200
Total Discounted Cash Flow				16,803	14,526	12,497	10,690	9,085	7,661	6,400	5,285	4,302	792,565	0	0	879,814

GP Benefit Schedule			Met-Paca II
Scenario 2	Refi

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		18,651	0	0	0	0	0	0	0	0	0	0	0	18,651
Discount Factor		1.11		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
Discounted Cash Flow				16,803	0	0	0	0	0	0	0	0	0	0	0	16,803

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	5,512	4,705	3,843	2,923	1,943	901	0	0	0	0	0	19,828
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	4,317	3,261	2,357	1,587	933	383	0	0	0	0	0	12,838

Sale
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	753,472	753,472
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	140,829	140,829

Total Cash Flow		0		18,651	5,512	4,705	3,843	2,923	1,943	901	0	0	0	0	753,472	791,951
Total Discounted Cash Flow				16,803	4,317	3,261	2,357	1,587	933	383	0	0	0	0	140,829	170,470

GP Benefit Schedule			Met-Paca II
Scenario 3	Sale at HAP Exp.

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		18,651	17,898	17,091	0	0	0	0	0	0	0	0	0	53,640
Discount Factor		1.11		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
Discounted Cash Flow				16,803	14,526	12,497	0	0	0	0	0	0	0	0	0	43,826

Refi
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
Discounted Cash Flow				0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0		0	0	3,085,661	0	0	0	0	0	0	0	0	0	3,085,661
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
Discounted Cash Flow				0	0	2,028,872	0	0	0	0	0	0	0	0	0	2,028,872

Total Cash Flow		0		18,651	17,898	3,102,752	0	0	0	0	0	0	0	0	0	3,139,301
Total Discounted Cash Flow				16,803	14,526	2,041,369	0	0	0	0	0	0	0	0	0	2,072,698

Valuation Summary					Norway
Exhibit V.d.1

		Scenario 1	Scenario 2	Scenario 3
		Hold	Hold with new Dip	Unused

	LP	1,904,365	2,096,271	0

	GP	2,651,719	2,858,938	0

	Total	4,556,084	4,955,209	0

		Highest NPV:	Scenario 2 - Hold with new Dip

Property Information a.						Norway
Exhibit V.d.2

Basic Information						Subsidy/regulatory information
Name of Property			Norway			Total number of apartments				136
Name of Local Partnership			Norway Housing Associates			Is there a Section 8 contract?				yes
Address			30 Hemenway St			Percent Section 8				88%
City			Boston			If Section 8, date contract expires				04/01/16
State			MA			Amt. Of limited dividend			"none" if unlimited	31,922
HUD ID#						Last year's cash distribution
HFA ID#			73-029-K			Balance in residual receipts			blank if "n/a"
Type of HUD mortgage			MHFA			Balance in replacement reserve			"	115,336
Is property a 236? ("yes" or "no", do not leave blank)				no		Line 1 Part B HUD 93486 "Surplus Cash"			"
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Norway

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2006				market		(blended)
0	14	14	0		1,203		1,097	1,203			1,203
1	91	86	5		1,351		1,164	1,351	1,362		1,351
2	28	17	11		1,526		1,366	1,526	1,531		1,528
3	3	3	0		1,550		1,634	1,550			1,550
4			0				1,795				0
Total	136	120	16		187,122	0	164,432	187,122	166,815	0	187,237
	Averages	88.2%			1,376	0	1,209	1,376	1,227	0	1,377
(*) Market comparable rent study: source						Year:

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Unaudited	Budgeted	Rent Schedule			Audited	Unaudited	Budgeted	Per apt
Gross Potential Rent			2,186,725	2,233,443	2,287,287	2,246,844	Management Fee		83,691	90,147	91,491	673
Loss to Lease and concessions							Administration		107,829	213,026	216,087	1,589
Gross scheduled Rent			2,186,725	2,233,443	2,287,287		Maintenance and Operating		580,990	307,821	304,621	2,240
Vacancy		0.00%		(15,906)	(17,556)	0.77%	Utilities		286,501	353,387	355,557	2,614
Net rental income			2,186,725	2,217,537	2,269,731		Real estate taxes		178,869	147,122	140,488	1,033
Laundry income				8,515	8,868		Hazard insurance		33,978	22,968	24,617	181
Commercial income							Other 1 -	Laundry				0
Cable Income							Other 2 -	Cable				0
Other Income			68,317	44,115	45,570		Other 3 -	Other Mgmt				0
Subtotal other income			68,317	52,630	54,438		Replacement reserve deposits		48,507	52,407	55,583	409
Eff. Gross Income			2,255,042	2,270,167	2,324,169		Total Operating Expenses		1,320,365	1,186,878	1,188,444	8,739

							Net Operating Income		934,677	1,083,289	1,135,725	8,351

Property Information b.						Norway
Exhibit V.d.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	1,734,196	12/31/05		7.90%			03/01/17			134.00	$19,522	21,069
2nd mortgage	3,956,517	12/31/05		5.50%		100.00%	07/01/11			66.00	$69,607
M2M mortgage						100.00%
Seller Note
LP Note
GP Note
											Servicing Fees
Total Balances	$5,690,713	MIP % on 1st Mortgage			Annual IRP Subsidy					Annual Debt Service		$1,088,111

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				Wingate Development & Pilgram Management				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				No				Company State
Management Agent (Is the manager affiliated with GP?)				Wingate Management (Yes)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Incentive Management Fee		$31,922		gp	$0	n
2	LP Return		$0		lp	$0
3	GP Return		$0		gp	$0
4	Distribution 4
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GP	LP			GP Loan
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
LP Reurn of Capital		2		LP
GP Return of Capital		3		GP		GP funds priority distribution deficits
						no

			GP	LP
Divide remaining portion			50%	50%

Assumptions					Norway
Exhibit V.d.4

Scenario 1	Hold		Year 1	2007	Rehab Amounts
Scenario 2	Hold with new Dip						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Unused						Hold	Hold with new Dip	Unused
					Rehab Per Unit		0	10,000	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Hold with new Dip	Unused
Refi		no	no	no
Year of Refi (leave blank if no refi)					Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	1.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Hold with new Dip	Unused
					LP Splits
					Ordinary Distrib. - Pre-Discont.		14.00%	14.00%	14.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		16.00%	16.00%	16.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		16.00%	16.00%	16.00%
		Hold	Hold with new Dip	Unused	Sale		18.00%	18.00%	18.00%
Interest Rate		6.500%	6.500%	6.500%
Amort Years		25	25	25	GP Splits
Annual DS constant		8.10%	8.10%	8.10%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	125%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	5.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Hold with new Dip	Unused	Market Rent Growth		2.00%
Year of future sale		2016	2016	2006	Laundry income		1.00%
Cap rate used at sale		6.00%	6.00%	5.00%	Commercial income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 03/01/17
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Hold	Hold with new Dip	Unused	Maintenance & Operating		3.00%
Vacancy rate (current)		2.00%	2.00%	2.00%	Utilities		3.00%
Vacancy Rate (post sale)		5.00%	5.00%	5.00%	Real estate taxes		3.00%
Loss to Lease percentage		0.00%	0.00%	0.00%	Hazard insurance		3.00%
Management fee percentage (current)		3.94%	3.94%	3.94%	Other Expense 1		3.00%
Management fee percentage (post sale)		3.94%	3.94%	3.94%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		3.00%
Owner Percent of Resid. Receipts		50.00%	50.00%	50.00%
Loan Fee		2.50%	2.50%	2.50%
Months of DS reserves		6	6	6
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

Sale						Norway
Exhibit V.d.6
Sale		Norway		Sale		Norway
	Scenario 1				Scenario 2
	Hold			Hold with new Dip

Year of Sale		2016	(12/31/2016)	Year of Sale		2016	(12/31/2016)

NOI in 2017		1,131,502		NOI in 2017		1,131,502
Cap Rate		6.000%		Cap Rate		6.000%
Market Value		18,858,368		Market Value		18,858,368
Fees (3.00%)		(565,751)		Fees (3.00%)		(565,751)
Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		115,336		Replacement reserves		115,336
Refi Debt Service Reserves		0		Refi Debt Service Reserves		0
Share of residual receipts		1,566,315		Share of residual receipts		0
Proceeds net of fees		19,934,268		Proceeds net of fees		18,367,953
Payment of 1st mortgage		0		Payment of 1st mortgage		0
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		0		Payment of 2nd mortgage		0
Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		0
Proceeds net of loan repayments		19,934,268		Proceeds net of loan repayments		18,367,953
Payment of M2M mortgage		0		Payment of M2M mortgage		0
Proceeds net of M2M mortgage		19,934,268		Proceeds net of M2M mortgage		18,367,953
Payment of Seller Note		0		Payment of Seller Note		0
Proceeds net of Seller Note		19,934,268		Proceeds net of Seller Note		18,367,953
Payment of LP Note		0		Payment of LP Note		0
Payment of GP Note		0		Payment of GP Note		0
Cash Availible for Priority Distribution		19,934,268		Net proceeds available for sharing		18,367,953
Priority payments to the LP		0		Priority payments to the LP		0
Priority Payments to the GP		0		Priority Payments to the GP		0
Net available to Partnership		19,934,268		Net available to Partnership		18,367,953
LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		19,934,268		Net of LP return of capital		18,367,953
GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		19,934,268		Net of GP return of capital		18,367,953
LP share	50%	9,967,134		LP share	50%	9,183,977
GP share	50%	9,967,134		GP share	50%	9,183,977
TOTAL LP		9,967,134		TOTAL LP		9,183,977
TOTAL GP		9,967,134		TOTAL GP		9,183,977

New Dip Loan
Exhibit V.d.supplemental

Loan terms

Refi Year		2012

NOI in 2012		1,160,714
Interest Rate		5.50%
Amortization		5	yrs

Loan sizing

Year			2012	2013	2014	2015	2016	Total
Income			2,532,058	2,582,127	2,633,191	2,685,271	2,738,387
Expenses			(1,306,908)	(1,345,096)	(1,384,409)	(1,424,882)	(1,466,548)
Replacement reserves			(64,436)	(66,369)	(68,360)	(70,411)	(72,523)
Current Debt Service			(704,042)	(252,828)	(252,828)	(231,759)	-
Limited dividend			(31,922)	(31,922)	(31,922)	(31,922)	(31,922)
Cash above LD			424,750	885,912	895,672	926,297	1,167,394
Discount factor at		5.500%	1.06	1.11	1.17	1.24	1.31
Debt service on 2nd mtg			402,606	795,950	762,766	747,723	893,213	3,602,258

Verify debt service coverage
Total debt service			1,106,648	1,048,778	1,015,594	979,482	893,213
NOI			1,160,714	1,170,662	1,180,422	1,189,978	1,199,316
Coverage			1.05	1.12	1.16	1.21	1.34

Gross Proceeds
New 2nd Mortgage			3,602,258
Residual receipts			-
Replacement reserves			-
Total sources			3,602,258

Deductions from Gross Proceeds
Financing fee		2.00%	72,045
IDRR at	1,500	per unit	55,500
Processing fee/overhead		5.00%	180,113
Subtotal			307,658

Distribution of Proceeds
Proceeds net of deductions			3,294,600
MassHousing share		52.00%	1,713,192
Owner share		48.00%	1,581,408

Transaction costs paid by owner
Legal			1,500
Accounting			1,500
Consulting		5%	79,070
Total transaction costs			82,070

Owner net proceeds			1,499,338
LP share	50%		749,669
GP share	50%		749,669

Projected Operations						Norway
Exhibit V.d.7.a

Scenario 1 - Hold

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
														Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		2,186,725	2,233,443		2,287,287	2,333,033	2,379,693	2,427,287	2,475,833	2,525,350	2,575,857	2,627,374	2,679,921	2,733,520	2,791,957
Loss to Lease and concessions		-	-	0.00%	-	-	-	-	-	-	-	-	-	-	-
Gross Scheduled Rent		2,186,725	2,233,443		2,287,287	2,333,033	2,379,693	2,427,287	2,475,833	2,525,350	2,575,857	2,627,374	2,679,921	2,733,520	2,791,957
Vacancy Rate					0.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	5.0%
Vacancy		-	(15,906)		(17,556)	(46,661)	(47,594)	(48,546)	(49,517)	(50,507)	(51,517)	(52,547)	(53,598)	(54,670)	(139,598)
Net Rental Revenue		2,186,725	2,217,537		2,269,731	2,286,372	2,332,100	2,378,742	2,426,316	2,474,843	2,524,340	2,574,826	2,626,323	2,678,849	2,652,359
Laundry income		0	8,515	1.00%	8,868	8,957	9,046	9,137	9,228	9,320	9,414	9,508	9,603	9,699	9,796
Commercial income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Other Income		68,317	44,115	1.00%	45,570	46,026	46,486	46,951	47,420	47,895	48,373	48,857	49,346	49,839	50,338
Total Revenue		2,255,042	2,270,167		2,324,169	2,341,354	2,387,632	2,434,829	2,482,965	2,532,058	2,582,127	2,633,191	2,685,271	2,738,387	2,712,493

Operating Expenses
Management Fee	3.94%	83,691	90,147		91,491	92,168	93,989	95,847	97,742	99,675	101,646	103,656	105,706	107,797	106,777
Administration		107,829	213,026	3.00%	216,087	222,570	229,247	236,124	243,208	250,504	258,019	265,760	273,733	281,945	290,403
Maintenance and Operating		580,990	307,821	3.00%	304,621	313,760	323,172	332,868	342,854	353,139	363,733	374,645	385,885	397,461	409,385
Utilities		286,501	353,387	3.00%	355,557	366,224	377,210	388,527	400,183	412,188	424,554	437,290	450,409	463,921	477,839
Real estate taxes		178,869	147,122	3.00%	140,488	144,703	149,044	153,515	158,120	162,864	167,750	172,783	177,966	183,305	188,804
Hazard insurance		33,978	22,968	3.00%	24,617	25,356	26,116	26,900	27,707	28,538	29,394	30,276	31,184	32,120	33,083
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		1,271,858	1,134,471		1,132,861	1,164,779	1,198,779	1,233,780	1,269,813	1,306,908	1,345,096	1,384,409	1,424,882	1,466,548	1,506,292

Replacement reserve deposits		48,507	52,407	3.00%	55,583	57,250	58,968	60,737	62,559	64,436	66,369	68,360	70,411	72,523	74,699

Net Operating Inc. (NOI)		934,677	1,083,289		1,135,725	1,119,325	1,129,885	1,140,312	1,150,592	1,160,714	1,170,662	1,180,422	1,189,978	1,199,316	1,131,502

Projected Operations						Norway
Exhibit V.d.7.b

Scenario 2 - Hold with new Dip

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
														Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		2,186,725	2,233,443		2,287,287	2,333,033	2,379,693	2,427,287	2,475,833	2,525,350	2,575,857	2,627,374	2,679,921	2,733,520	2,791,957
Loss to Lease and concessions		-	-	0.00%	-	-	-	-	-	-	-	-	-	-	-
Gross Scheduled Rent		2,186,725	2,233,443		2,287,287	2,333,033	2,379,693	2,427,287	2,475,833	2,525,350	2,575,857	2,627,374	2,679,921	2,733,520	2,791,957
Vacancy Rate					0.8%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	5.0%
Vacancy		-	(15,906)		(17,556)	(46,661)	(47,594)	(48,546)	(49,517)	(50,507)	(51,517)	(52,547)	(53,598)	(54,670)	(139,598)
Net Rental Revenue		2,186,725	2,217,537		2,269,731	2,286,372	2,332,100	2,378,742	2,426,316	2,474,843	2,524,340	2,574,826	2,626,323	2,678,849	2,652,359
Laundry income		0	8,515	1.00%	8,868	8,957	9,046	9,137	9,228	9,320	9,414	9,508	9,603	9,699	9,796
Commercial income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Other Income		68,317	44,115	1.00%	45,570	46,026	46,486	46,951	47,420	47,895	48,373	48,857	49,346	49,839	50,338
Total Revenue		2,255,042	2,270,167		2,324,169	2,341,354	2,387,632	2,434,829	2,482,965	2,532,058	2,582,127	2,633,191	2,685,271	2,738,387	2,712,493

Operating Expenses
Management Fee	3.94%	83,691	90,147		91,491	92,168	93,989	95,847	97,742	99,675	101,646	103,656	105,706	107,797	106,777
Administration		107,829	213,026	3.00%	216,087	222,570	229,247	236,124	243,208	250,504	258,019	265,760	273,733	281,945	290,403
Maintenance and Operating		580,990	307,821	3.00%	304,621	313,760	323,172	332,868	342,854	353,139	363,733	374,645	385,885	397,461	409,385
Utilities		286,501	353,387	3.00%	355,557	366,224	377,210	388,527	400,183	412,188	424,554	437,290	450,409	463,921	477,839
Real estate taxes		178,869	147,122	3.00%	140,488	144,703	149,044	153,515	158,120	162,864	167,750	172,783	177,966	183,305	188,804
Hazard insurance		33,978	22,968	3.00%	24,617	25,356	26,116	26,900	27,707	28,538	29,394	30,276	31,184	32,120	33,083
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		1,271,858	1,134,471		1,132,861	1,164,779	1,198,779	1,233,780	1,269,813	1,306,908	1,345,096	1,384,409	1,424,882	1,466,548	1,506,292

Replacement reserve deposits		48,507	52,407	3.00%	55,583	57,250	58,968	60,737	62,559	64,436	66,369	68,360	70,411	72,523	74,699

Net Operating Inc. (NOI)		934,677	1,083,289		1,135,725	1,119,325	1,129,885	1,140,312	1,150,592	1,160,714	1,170,662	1,180,422	1,189,978	1,199,316	1,131,502

Cash Flow					Norway
Exhibit V.d.8.a

Scenario 1 - Hold

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
														Year of Sale

Net Operating Inc. (NOI)		934,677	1,083,289		1,135,725	1,119,325	1,129,885	1,140,312	1,150,592	1,160,714	1,170,662	1,180,422	1,189,978	1,199,316

1st mortgage Debt Service		(252,828)	(252,828)		(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(231,759)	0
MIP		0	0		0	0	0	0	0	0	0	0	0	0
IRP Subsidy		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CF after 1st		681,849	830,461		882,897	866,497	877,057	887,484	897,764	907,886	917,834	927,594	958,219	1,199,316
2nd mortgage Debt Service		(739,911)	(767,700)		(850,975)	(834,575)	(845,135)	(855,562)	(865,842)	(451,214)	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0
Cash flow after debt service		(58,062)	62,761		31,922	31,922	31,922	31,922	31,922	456,672	917,834	927,594	958,219	1,199,316
M2M mortgage	100%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of M2M mortgage		(58,062)	62,761		31,922	31,922	31,922	31,922	31,922	456,672	917,834	927,594	958,219	1,199,316

Allowable Distribution		31,922	0		31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922
Residual Receipts Deposit		-	62,761		-	-	-	-	-	424,750	885,912	895,672	926,297	1,167,394
Net Cash Flow		0	0		31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-	-
Net Distributable Cash					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0

Incentive Management Fee				gp	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)
Net of Incentive Management Fee					0	0	0	0	0	0	0	0	0	0
LP Return				lp	0	0	0	0	0	0	0	0	0	0
Net of LP Return					0	0	0	0	0	0	0	0	0	0
GP Return				gp	0	0	0	0	0	0	0	0	0	0
Net of GP Return					0	0	0	0	0	0	0	0	0	0
Distribution 4					0	0	0	0	0	0	0	0	0	0
Net of Distribution 4					0	0	0	0	0	0	0	0	0	0
Distribution 5					0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					0	0	0	0	0	0	0	0	0	0
Distribution 6					0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					0	0	0	0	0	0	0	0	0	0
Distribution 7					0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					0	0	0	0	0	0	0	0	0	0

Total LP Priority Payments					0	0	0	0	0	0	0	0	0	0
Total GP Priority Payments					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		0	0		0	0	0	0	0	0	0	0	0	0
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of LP Note		0	0		0	0	0	0	0	0	0	0	0	0
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of GP Note		0	0		0	0	0	0	0	0	0	0	0	0

Net Available for Splits			0		0	0	0	0	0	0	0	0	0	0

LP Share	95%				0	0	0	0	0	0	0	0	0	0
GP Share	5%				0	0	0	0	0	0	0	0	0	0

TOTAL LP Cash Flow Distribution					0	0	0	0	0	0	0	0	0	0
TOTAL GP Cash Flow Distribution					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922

Cash Flow					Norway
Exhibit V.d.8.b

Scenario 2 - Hold with new Dip

		Audited	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
														Year of Sale

Net Operating Inc. (NOI)					1,135,725	1,119,325	1,129,885	1,140,312	1,150,592	1,160,714	1,170,662	1,180,422	1,189,978	1,199,316

1st mortgage Debt Service					(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(252,828)	(231,759)	0
MIP					0	0	0	0	0	0	0	0	0	0
IRP Subsidy					n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CF after 1st					882,897	866,497	877,057	887,484	897,764	907,886	917,834	927,594	958,219	1,199,316
2nd mortgage Debt Service					(850,975)	(834,575)	(845,135)	(855,562)	(865,842)	(451,214)	0	0	0	0
New DIP Loan					0	0	0	0	0	(424,750)	(885,912)	(895,672)	(926,297)	(1,167,394)
Cash flow after debt service					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922
M2M mortgage	100%				-	-	-	-	-	-	-	-	-	-
CF net of M2M mortgage					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922

Allowable Distribution					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922
Residual Receipts Deposit					-	-	-	-	-	-	-	-	-	-
Net Cash Flow					31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922
New DIP Loan Proceeds					-	-	-	-	-	1,499,338	-	-	-	-
Net Distributable Cash					31,922	31,922	31,922	31,922	31,922	1,531,259	31,922	31,922	31,922	31,922
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0

Incentive Management Fee				gp	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)	(31,922)
Net of Incentive Management Fee					0	0	0	0	0	1,499,337	0	0	0	0
LP DIP Proceeds				lp	0	0	0	0	0	(749,669)	0	0	0	0
Net of LP DIP Proceeds					0	0	0	0	0	749,669	0	0	0	0
GP DIP Proceeds				gp	0	0	0	0	0	(749,669)	0	0	0	0
Net of GP DIP Proceeds					0	0	0	0	0	0	0	0	0	0
Distribution 4					0	0	0	0	0	0	0	0	0	0
Net of Distribution 4					0	0	0	0	0	0	0	0	0	0
Distribution 5					0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					0	0	0	0	0	0	0	0	0	0
Distribution 6					0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					0	0	0	0	0	0	0	0	0	0
Distribution 7					0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					0	0	0	0	0	0	0	0	0	0

Total LP Priority Payments					0	0	0	0	0	749,669	0	0	0	0
Total GP Priority Payments					31,922	31,922	31,922	31,922	31,922	781,591	31,922	31,922	31,922	31,922

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		0	0		0	0	0	0	0	0	0	0	0	0
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of LP Note		0	0		0	0	0	0	0	0	0	0	0	0
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of GP Note		0	0		0	0	0	0	0	0	0	0	0	0

Net Available for Splits			0		0	0	0	0	0	0	0	0	0	0

LP Share	95%				0	0	0	0	0	0	0	0	0	0
GP Share	5%				0	0	0	0	0	0	0	0	0	0

TOTAL LP Cash Flow Distribution					0	0	0	0	0	749,669	0	0	0	0
TOTAL GP Cash Flow Distribution					31,922	31,922	31,922	31,922	31,922	781,591	31,922	31,922	31,922	31,922

LP Benefit Schedule			Norway
Scenario 1	Hold

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.14		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0	0	0	0	9,967,134	9,967,134
	Discount Factor	1.18		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	1,904,365	1,904,365

Total Cash Flow		0		0	0	0	0	0	0	0	0	0	9,967,134	9,967,134
Total Discounted Cash Flow		0		0	0	0	0	0	0	0	0	0	1,904,365	1,904,365

LP Benefit Schedule			Norway
Scenario 2	Hold with new Dip

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	0	0	0	749,669	0	0	0	0	749,669
	Discount Factor	1.14		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71
	Discounted Cash Flow	0		0	0	0	0	0	341,539	0	0	0	0	341,539

Refi
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.16		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0	0	0	0	9,183,977	9,183,977
	Discount Factor	1.18		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	1,754,732	1,754,732

Total Cash Flow		0		0	0	0	0	0	749,669	0	0	0	9,183,977	9,933,645
Total Discounted Cash Flow		0		0	0	0	0	0	341,539	0	0	0	1,754,732	2,096,271

GP Benefit Schedule			Norway
Scenario 1	Hold

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	319,220
	Discount Factor	1.11		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84
	Discounted Cash Flow	0		28,759	25,909	23,341	21,028	18,944	17,067	15,375	13,852	12,479	11,242	187,996

Refi
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0	0	0	0	9,967,134	9,967,134
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	2,463,723	2,463,723

Total Cash Flow		0		31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	31,922	9,999,056	10,286,354
Total Discounted Cash Flow		0		28,759	25,909	23,341	21,028	18,944	17,067	15,375	13,852	12,479	2,474,966	2,651,719

GP Benefit Schedule			Norway
Scenario 2	Hold with new Dip

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007		2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		31,922	31,922	31,922	31,922	31,922	781,591	31,922	31,922	31,922	31,922	1,068,889
	Discount Factor	1.11		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84
	Discounted Cash Flow	0		28,759	25,909	23,341	21,028	18,944	417,870	15,375	13,852	12,479	11,242	588,800

Refi
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0	0	0	0	9,183,977	9,183,977
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05
	Discounted Cash Flow	0		0	0	0	0	0	0	0	0	0	2,270,139	2,270,139

Total Cash Flow		0		31,922	31,922	31,922	31,922	31,922	781,591	31,922	31,922	31,922	9,215,899	10,252,865
Total Discounted Cash Flow		0		28,759	25,909	23,341	21,028	18,944	417,870	15,375	13,852	12,479	2,281,381	2,858,938

Valuation Summary					Southern Blvd II
Exhibit V.e.1

		Scenario 1	Scenario 2	Scenario 3
		Hold	Unused	Based on Appraisal

	LP	1,063,810	0	1,366,966

	GP	1,376,276	0	1,402,626

	Total	2,440,086	0	2,769,593

		Highest NPV:	Scenario 3 - Based on Appraisal

Property Information a.						Southern Blvd II
Exhibit V.e.2

Basic Information						Subsidy/regulatory information
Name of Property			Southern Blvd II			Total number of apartments				174
Name of Local Partnership			Southern Boulevard Partners II			Is there a Section 8 contract?				yes
Address			737 S. Blvd & 753,766,775 Fox St.			Percent Section 8				100%
City			Bronx			If Section 8, date contract expires				08/31/09
State			NY			Amt. Of limited dividend			"none" if unlimited	none	Old LD	52,667
HUD ID#			012-44139			Last year's cash distribution				0
HFA ID#						Balance in residual receipts			blank if "n/a"
Type of HUD mortgage			236			Balance in replacement reserve			"	293,000
Is property a 236? ("yes" or "no", do not leave blank)				yes		Line 1 Part B HUD 93486 "Surplus Cash"			"	(734,492)
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"	1,142,506
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Southern Blvd II

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2006				market		(blended)
0	1	1	0		642		940	785			642
1	24	24	0		788		1,033	940			788
2	100	100	0		958		1,133	1,170			958
3	40	40	0		1,200		1,406	1,390			1,200
4	9	9	0		1,382		1,556	1,610			1,382
Total	174	174	0		175,792	0	209,276	210,435	0	0	175,792
	Averages	100.0%			1,010	0	1,203	1,209	0	0	1,010
(*) Market comparable rent study: source			Appraisal, 2/13/2006			Year:	2006

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Audited	Budgeted	Rent Schedule			Audited	Audited	Budgeted	Per apt
Gross Potential Rent			1,995,528	2,081,464	2,130,599	2,109,504	Management Fee		92,928	92,928	92,928	534
Loss to Lease and concessions							Administration		274,973	318,400	325,984	1,873
Gross scheduled Rent			1,995,528	2,081,464	2,130,599		Maintenance and Operating		660,962	539,079	462,172	2,656
Vacancy		2.87%	(57,192)	(74,498)	(43,020)	2.02%	Utilities		734,469	683,692	807,407	4,640
Net rental income			1,938,336	2,006,966	2,087,579		Real estate taxes		211,378	232,250	242,095	1,391
Laundry income							Hazard insurance		126,742	115,655	115,000	661
Commercial income			19,900	21,100	20,400		Other 1 -	Laundry				0
Cable Income							Other 2 -	Cable				0
Other Income				29,406	5,500		Other 3 -	Other Mgmt				0
Subtotal other income			19,900	50,506	25,900		Replacement reserve deposits		73,752	75,667	79,300	456
Eff. Gross Income			1,958,236	2,057,472	2,113,479		Total Operating Expenses		2,175,204	2,057,671	2,124,886	12,212

							Net Operating Income		(216,968)	(199)	(11,407)	(66)

Property Information b.						Southern Blvd II
Exhibit V.e.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	2,620,000	12/27/06		5.99%			07/01/17			126.00	$28,064	15,691
2nd mortgage	1,676,000	12/29/06		5.99%			08/01/17			127.00	$17,851	17,851
M2M mortgage						100.00%
Seller Note
LP Note
GP Note
Servicing Fees
Total Balances	$4,296,000	MIP % on 1st Mortgage		0.50%	Annual IRP Subsidy		227,216			Annual Debt Service		$188,393

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				Philip Schorr & William Hubbard				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				No				Company State
Management Agent (Is the manager affiliated with GP?)				Rental and Management Associates Corp. (Yes)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Distribution 1
2	Distribution 2
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GP	LP			GP Loan
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits

GP funds priority distribution deficits
no

			GP	LP
Divide remaining portion			50%	50%	Override from .05/.95 to align interests

Assumptions					Southern Blvd II
Exhibit V.e.4

Scenario 1	Hold		Year 1	2007	Rehab Amounts
Scenario 2	Unused						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Based on Appraisal						Hold	Refi	Sale
					Rehab Per Unit		0	10,000	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Refi	Sale
Refi		no	no	no
Year of Refi (leave blank if no refi)			2008		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	1.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
					Ordinary Distrib. - Pre-Discont.		14.00%	14.00%	14.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		16.00%	16.00%	16.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		16.00%	16.00%	16.00%
		Hold	Refi	Sale	Sale		18.00%	18.00%	18.00%
Interest Rate		7.000%	7.000%	7.000%
Amort Years		25	25	25	GP Splits
Annual DS constant		8.48%	8.48%	8.48%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	125%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	5.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2016	2006	2007	Laundry income		1.00%
Cap rate used at sale		6.00%	6.00%	5.00%	Commercial income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 07/01/17
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Hold	Unused	Based on Appraisal	Maintenance & Operating		3.00%
Vacancy rate (current)		2.00%	2.00%	2.00%	Utilities		3.00%
Vacancy Rate (post sale)		7.00%	7.00%	7.00%	Real estate taxes		3.00%
Loss to Lease percentage		0.00%	0.00%	0.00%	Hazard insurance		3.00%
Management fee percentage (current)		4.75%	4.75%	4.75%	Other Expense 1		3.00%
Management fee percentage (post sale)		4.75%	4.75%	4.75%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%
Months of DS reserves		6	6	6
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

Sale				Southern Blvd II
Exhibit V.e.6
Sale		Southern Blvd II		Sale		Southern Blvd II		Sale		Southern Blvd II
	Scenario 1				Scenario 2				Scenario 3
	Hold				Unused			Based on Appraisal

Year of Sale		2016	(12/31/2016)	Year of Sale		2006	(12/31/2006)	Year of Sale		2007

NOI in 2017		864,357		NOI in 2007		(11,407)		NOI in 2008
Cap Rate		6.000%		Cap Rate		6.000%		Cap Rate
Market Value		14,405,944		Market Value		(190,117)		Market Value		6,300,000
Fees (3.00%)		(432,178)		Fees (3.00%)		5,704		Fees (3.00%)		(189,000)
Closing costs		(40,000)		Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		293,000		Replacement reserves		293,000		Replacement reserves		293,000
Refi Debt Service Reserves		0		Refi Debt Service Reserves		0		Refi Debt Service Reserves		0
Share of residual receipts		0		Share of residual receipts		n/a		Share of residual receipts		0
Proceeds net of fees		14,226,765		Proceeds net of fees		68,587		Proceeds net of fees		6,364,000
Payment of 1st mortgage		(92,525)		Payment of 1st mortgage		(1,464,922)		Payment of 1st mortgage		(1,361,567)
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		(2,998,630)		Payment of 2nd mortgage		0		Payment of 2nd mortgage		(1,776,392)
Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		0
Proceeds net of loan repayments		11,135,610		Proceeds net of loan repayments		0		Proceeds net of loan repayments		3,226,041
Payment of M2M mortgage		0		Payment of M2M mortgage		#N/A		Payment of M2M mortgage		0
Proceeds net of M2M mortgage		11,135,610		Proceeds net of M2M mortgage		#N/A		Proceeds net of M2M mortgage		3,226,041
Payment of Seller Note		0		Payment of Seller Note		#N/A		Payment of Seller Note		0
Proceeds net of Seller Note		11,135,610		Proceeds net of Seller Note		#N/A		Proceeds net of Seller Note		3,226,041
Payment of LP Note		0		Payment of LP Note		#N/A		Payment of LP Note		0
Payment of GP Note		0		Payment of GP Note		#N/A		Payment of GP Note		0
Cash Availible for Priority Distribution		11,135,610		Net proceeds available for sharing		#N/A		Net proceeds available for sharing		3,226,041
Priority payments to the LP		0		Priority payments to the LP		0		Priority payments to the LP		0
Priority Payments to the GP		0		Priority Payments to the GP		0		Priority Payments to the GP		0
Net available to Partnership		11,135,610		Net available to Partnership		#N/A		Net available to Partnership		3,226,041
LP return of Capital		0		LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		11,135,610		Net of LP return of capital		#N/A		Net of LP return of capital		3,226,041
GP return of Capital		0		GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		11,135,610		Net of GP return of capital		#N/A		Net of GP return of capital		3,226,041
LP share	50%	5,567,805		LP share	50%	#N/A		LP share	50%	1,613,020
GP share	50%	5,567,805		GP share	50%	#N/A		GP share	50%	1,613,020
TOTAL LP		5,567,805		TOTAL LP		#N/A		TOTAL LP		1,613,020
TOTAL GP		5,567,805		TOTAL GP		#N/A		TOTAL GP		1,613,020

Projected Operations						Southern Blvd II
Exhibit V.e.7.a

Scenario 1 - Hold

		Audited	Audited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017
														Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		1,995,528	2,081,464		2,130,599	2,173,211	2,216,675	2,261,009	2,306,229	2,352,353	2,399,401	2,447,389	2,496,336	2,546,263	3,139,794
Loss to Lease and concessions		-	-	0.00%	-	-	-	-	-	-	-	-	-	-	-
Gross Scheduled Rent		1,995,528	2,081,464		2,130,599	2,173,211	2,216,675	2,261,009	2,306,229	2,352,353	2,399,401	2,447,389	2,496,336	2,546,263	3,139,794
Vacancy Rate					2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	2.0%	7.0%
Vacancy		(57,192)	(74,498)		(43,020)	(43,464)	(44,334)	(45,220)	(46,125)	(47,047)	(47,988)	(48,948)	(49,927)	(50,925)	(219,786)
Net Rental Revenue		1,938,336	2,006,966		2,087,579	2,129,747	2,172,342	2,215,789	2,260,104	2,305,306	2,351,413	2,398,441	2,446,410	2,495,338	2,920,008
Laundry income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Commercial income		19,900	21,100	1.00%	20,400	20,604	20,810	21,018	21,228	21,441	21,655	21,872	22,090	22,311	22,534
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-
Other Income		0	29,406	1.00%	5,500	5,555	5,611	5,667	5,723	5,781	5,838	5,897	5,956	6,015	6,075
Total Revenue		1,958,236	2,057,472		2,113,479	2,155,906	2,198,762	2,242,473	2,287,056	2,332,528	2,378,906	2,426,209	2,474,456	2,523,664	2,948,618

Operating Expenses
Management Fee	4.75%	92,928	92,928		92,928	102,308	104,342	106,416	108,532	110,690	112,891	115,136	117,425	119,760	139,927
Administration		274,973	318,400	3.00%	325,984	335,764	345,836	356,212	366,898	377,905	389,242	400,919	412,947	425,335	365,991
Maintenance and Operating		660,962	539,079	3.00%	462,172	476,037	490,318	505,028	520,179	535,784	551,858	568,413	585,466	603,030	218,847
Utilities		734,469	683,692	3.00%	807,407	831,629	856,578	882,275	908,744	936,006	964,086	993,009	1,022,799	1,053,483	737,935
Real estate taxes		211,378	232,250	3.00%	242,095	249,358	256,839	264,544	272,480	280,654	289,074	297,746	306,679	315,879	389,446
Hazard insurance		126,742	115,655	3.00%	115,000	118,450	122,004	125,664	129,434	133,317	137,316	141,435	145,679	150,049	197,115
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		2,101,452	1,982,004		2,045,586	2,113,546	2,175,917	2,240,139	2,306,266	2,374,356	2,444,467	2,516,659	2,590,994	2,667,536	2,049,261

Replacement reserve deposits		73,752	75,667	0.00%	79,300	79,300	79,300	79,300	79,300	79,300	79,300	79,300	79,300	79,300	35,000

Net Operating Inc. (NOI)		(216,968)	(199)		(11,407)	(36,940)	(56,455)	(76,965)	(98,510)	(121,128)	(144,861)	(169,750)	(195,838)	(223,172)	864,357

Cash Flow					Southern Blvd II
Exhibit V.e.8.a

Scenario 1 - Hold

		Audited	Audited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
														Year of Sale

Net Operating Inc. (NOI)		(216,968)	(199)		(11,407)	(36,940)	(56,455)	(76,965)	(98,510)	(121,128)	(144,861)	(169,750)	(195,838)	(223,172)

1st mortgage Debt Service		(188,297)	(188,297)		(188,297)	(188,297)	(188,297)	(188,297)	(188,297)	(188,297)	(188,297)	(188,297)	(188,297)	(188,297)
MIP		(7,546)	(7,043)		(6,509)	(5,942)	(5,340)	(4,701)	(4,023)	(3,303)	(2,539)	(1,727)	(866)	(211)
IRP Subsidy		109,200	108,697		108,163	107,596	106,994	106,355	105,676	104,956	104,192	103,381	102,519	101,864
CF after 1st		(303,611)	(86,842)		(98,050)	(123,584)	(143,098)	(163,609)	(185,153)	(207,772)	(231,504)	(256,393)	(282,482)	(309,815)
2nd mortgage Debt Service		(214,212)	(214,212)		(214,212)	(214,212)	(214,212)	(214,212)	(214,212)	(214,212)	(214,212)	(214,212)	(214,212)	(214,212)
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0
Cash flow after debt service		(517,823)	(301,054)		(312,262)	(337,796)	(357,310)	(377,821)	(399,365)	(421,984)	(445,716)	(470,605)	(496,694)	(524,027)
M2M mortgage	100%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of M2M mortgage		(517,823)	(301,054)		(312,262)	(337,796)	(357,310)	(377,821)	(399,365)	(421,984)	(445,716)	(470,605)	(496,694)	(524,027)

Allowable Distribution		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Residual Receipts Deposit		-	-		-	-	-	-	-	-	-	-	-	-
Net Cash Flow		(517,823)	(301,054)		(312,262)	(337,796)	(357,310)	(377,821)	(399,365)	(421,984)	(445,716)	(470,605)	(496,694)	(524,027)
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-	-
Net Distributable Cash					(312,262)	(337,796)	(357,310)	(377,821)	(399,365)	(421,984)	(445,716)	(470,605)	(496,694)	(524,027)
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0

Distribution 1					312,262	337,796	357,310	377,821	399,365	421,984	445,716	470,605	496,694	524,027
Net of Distribution 1					0	0	0	0	0	0	0	0	0	0
Distribution 2					0	0	0	0	0	0	0	0	0	0
Net of Distribution 2					0	0	0	0	0	0	0	0	0	0
Distribution 3					0	0	0	0	0	0	0	0	0	0
Net of Distribution 3					0	0	0	0	0	0	0	0	0	0
Distribution 4					0	0	0	0	0	0	0	0	0	0
Net of Distribution 4					0	0	0	0	0	0	0	0	0	0
Distribution 5					0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					0	0	0	0	0	0	0	0	0	0
Distribution 6					0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					0	0	0	0	0	0	0	0	0	0
Distribution 7					0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					0	0	0	0	0	0	0	0	0	0

Total LP Priority Payments					0	0	0	0	0	0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		(517,823)	(301,054)		0	0	0	0	0	0	0	0	0	0
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of LP Note		(517,823)	(301,054)		0	0	0	0	0	0	0	0	0	0
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-
CF net of GP Note		(517,823)	(301,054)		0	0	0	0	0	0	0	0	0	0

Net Available for Splits			0		0	0	0	0	0	0	0	0	0	0

LP Share	95%				0	0	0	0	0	0	0	0	0	0
GP Share	5%				0	0	0	0	0	0	0	0	0	0

TOTAL LP Cash Flow Distribution					0	0	0	0	0	0	0	0	0	0
TOTAL GP Cash Flow Distribution					0	0	0	0	0	0	0	0	0	0

LP Benefit Schedule		Southern Blvd II
Scenario 1	Hold

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	5,567,805	5,567,805
	Discount Factor		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	1,063,810	1,063,810

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	5,567,805	5,567,805
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	1,063,810	1,063,810

LP Benefit Schedule		Southern Blvd II
Scenario 2	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0

LP Benefit Schedule		Southern Blvd II
Scenario 3	Based on Appraisal

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.14	1.30	1.48	1.69	1.93	2.19	2.50	2.85	3.25	3.71
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.16	1.35	1.56	1.81	2.10	2.44	2.83	3.28	3.80	4.41
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	1,613,020	1,613,020	0	0	0	0	0	0	0	0	0	1,613,020
	Discount Factor		1.18	1.39	1.64	1.94	2.29	2.70	3.19	3.76	4.44	5.23
	Discounted Cash Flow		1,366,966	0	0	0	0	0	0	0	0	0	1,366,966

Total Cash Flow		1,613,020	1,613,020	0	0	0	0	0	0	0	0	0	1,613,020
Total Discounted Cash Flow			1,366,966	0	0	0	0	0	0	0	0	0	1,366,966

GP Benefit Schedule		Southern Blvd II
Scenario 1	Hold

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	5,567,805	5,567,805
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	1,376,276	1,376,276

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	5,567,805	5,567,805
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	1,376,276	1,376,276

GP Benefit Schedule		Southern Blvd II
Scenario 2	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0

GP Benefit Schedule		Southern Blvd II
Scenario 3	Based on Appraisal

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	1,613,020	1,613,020	0	0	0	0	0	0	0	0	0	1,613,020
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05
	Discounted Cash Flow		1,402,626	0	0	0	0	0	0	0	0	0	1,402,626

Total Cash Flow		1,613,020	1,613,020	0	0	0	0	0	0	0	0	0	1,613,020
Total Discounted Cash Flow			1,402,626	0	0	0	0	0	0	0	0	0	1,402,626

Valuation Summary					Lake Villa Club
Exhibit VI.a.1

		Scenario 1	Scenario 2	Scenario 3
		Sale in 2011	Unused	Recently Paid

	Urban 74 LP	4,776,675	0	5,885,785

	All Others	2,312,183	0	2,614,216

	Total	7,088,857	0	8,500,001

		Highest NPV:	Scenario 3 - Recently Paid

Property Information a.						Lake Villa Club
Exhibit VI.a.2

Basic Information						Subsidy/regulatory information
Name of Property			Lake Villa Club			Total number of apartments				189
Name of Local Partnership			SP Lake Villa LLC			Is there a Section 8 contract?
Address						Percent Section 8				0%
City			Kent			If Section 8, date contract expires
State			WA			Amt. Of limited dividend			"none" if unlimited	none
HUD ID#						Last year's cash distribution
HFA ID#						Balance in residual receipts			blank if "n/a"
Type of HUD mortgage			Conventional			Balance in replacement reserve			"
Is property a 236? ("yes" or "no", do not leave blank)				no		Line 1 Part B HUD 93486 "Surplus Cash"			"
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Lake Villa

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2005				market		(blended)
0			0								0
1	36	0	36					776	776		776
2	153	0	153					922	922		922
3			0								0
4			0								0
Total	189	0	189		0	0	0	168,968	168,968	0	168,968
	Averages	0.0%			0	0	0	894	894	0	894
(*) Market comparable rent study: source						Year:

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Projected	Budgeted	Rent Schedule			Audited	Projected	Budgeted	Per apt
Gross Potential Rent					2,027,621	2,027,621	Management Fee				47,562	252
Loss to Lease and concessions					(306,229)		Administration				87,801	465
Gross scheduled Rent			0	0	1,721,392		Maintenance and Operating				300,570	1,590
Vacancy		#DIV/0!			(121,932)	7.08%	Utilities				152,454	807
Net rental income			0	0	1,599,460		Real estate taxes				185,617	982
Laundry income							Hazard insurance				0	0
Commercial income							Other 1 -	Asset mngmt			17,295	92
Cable Income							Other 2 -	Other Fees			12,000	63
Other Income					130,069		Other 3 -	Other Mgmt				0
Subtotal other income			0	0	130,069		Replacement reserve deposits				47,250	250
Eff. Gross Income			0	0	1,729,529		Total Operating Expenses		0	0	850,549	4,500

							Net Operating Income		0	0	878,980	4,651

Property Information b.						Lake Villa Club
Exhibit VI.a.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	2,000,000	12/31/06		7.10%			12/31/12			72.00	$34,194	11,833
2nd mortgage										-	$0
M2M mortgage						100.00%
Seller Note
LP Note
GP Note
											Servicing Fees
Total Balances	$2,000,000	MIP % on 1st Mortgage			Annual IRP Subsidy					Annual Debt Service		$142,000

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				MVA GP 2% & SP Apartment Communities 1.17%				Company address
Name of Limited Partner (individual, fund)				UF 74 68.78% & Urban Associates 28.05%				Company City
Does the GP control the LP?				Affiliated				Company State
Management Agent (Is the manager affiliated with GP?)				SP Apartment Communities				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Distribution 1						n
2	Distribution 2
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GPs & UA	UF 74			GP Loan
Divide remaining portion		30.76%	69.24%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits

						GP funds priority distribution deficits
						no
					Partnership Interests		% Interest	% of Capital
					GPs	MVA GP	2.00%	1.34%
						SPAC	1.17%	1.18%
			GPs & UA	UF 74	LPs	Urban Associates	28.05%	28.24%
Divide remaining portion			30.76%	69.24%		UF 74	68.78%	69.24%

Assumptions					Lake Villa Club
Exhibit VI.a.4

Scenario 1	Sale in 2011		Year 1	2007	Rehab Amounts
Scenario 2	Unused						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Unused						Hold	Refi	Sale
					Rehab Per Unit		0	10,000	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Refi	Sale
Refi		no	no	no
Year of Refi (leave blank if no refi)			2008		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	0.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
					Ordinary Distrib. - Pre-Discont.		13.00%	13.00%	0.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		15.00%	15.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		15.00%	15.00%	0.00%
		Hold	Refi	Sale	Sale		17.00%	17.00%	0.00%
Interest Rate		7.000%	7.000%	7.000%
Amort Years		25	25	25	GP Splits
Annual DS constant		8.48%	8.48%	8.48%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	0.00%
DSC Ratio		125%	125%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	0.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	0.00%
Cap Rate		6.00%	6.00%	6.00%	Sale		15.00%	15.00%	0.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2011	2006	2007	Laundry income		1.00%
Cap rate used at sale		5.50%	6.00%	99.00%	Commercial income		1.00%
Fee percentage		2.35%	3.00%	3.00%	Cable Income		1.00%
Closing costs - sale		0	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 12/31/12
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		2.50%
		Sale in 2011	Unused	Unused	Maintenance & Operating		2.50%
Vacancy rate (current)		5.00%	5.00%	5.00%	Utilities		2.50%
Vacancy Rate (post sale)		5.00%	7.00%	5.00%	Real estate taxes		2.50%
Loss to Lease percentage		0.00%	0.00%	0.00%	Hazard insurance		2.50%
Management fee percentage (current)		2.75%	2.75%	2.75%	Other Expense 1		2.50%
Management fee percentage (post sale)		2.75%	2.75%	2.75%	Other Expense 2		2.50%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		2.50%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%
Months of DS reserves		6	6	6
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

Sale						Lake Villa Club
Exhibit VI.a.6
Sale		Lake Villa Club		Sale		Lake Villa Club		Sale		Lake Villa Club
	Scenario 1				Scenario 2				Scenario 3
	Sale in 2011				Unused				Unused

Year of Sale		2011	(12/31/2011)	Year of Sale		2006	(12/31/2006)

NOI in 2012		1,941,542		NOI in 2007		878,980
Cap Rate		5.500%		Cap Rate		6.000%
Market Value		35,300,771		Market Value		14,649,667
Fees (2.35%)		(829,568)		Fees (2.35%)		(439,490)
Closing costs		0		Closing costs		(40,000)
Replacement reserves		0		Replacement reserves		0
Refi Debt Service Reserves		0		Refi Debt Service Reserves		0
Share of residual receipts		0		Share of residual receipts		n/a
Proceeds net of fees		34,471,203		Proceeds net of fees		14,170,177
Payment of 1st mortgage		(20,000,000)		Payment of 1st mortgage		#N/A
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		n/a		Payment of 2nd mortgage		n/a
Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		0
Proceeds net of loan repayments		14,471,203		Proceeds net of loan repayments		#N/A
Payment of M2M mortgage		0		Payment of M2M mortgage		#N/A
Proceeds net of M2M mortgage		14,471,203		Proceeds net of M2M mortgage		#N/A
Payment of Seller Note		0		Payment of Seller Note		#N/A
Proceeds net of Seller Note		14,471,203		Proceeds net of Seller Note		#N/A
Payment of LP Note		0		Payment of LP Note		#N/A
Payment of GP Note		0		Payment of GP Note		#N/A
Cash Availible for Priority Distribution		14,471,203		Net proceeds available for sharing		#N/A
Priority payments to the LP		0		Priority payments to the LP		0
Priority Payments to the GP		0		Priority Payments to the GP		0
Net available to Partnership		14,471,203		Net available to Partnership		#N/A
LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		14,471,203		Net of LP return of capital		#N/A
GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		14,471,203		Net of GP return of capital		#N/A
LP share	69%	10,020,515		LP share	69%	#N/A
GP share	31%	4,450,688		GP share	31%	#N/A
TOTAL LP		10,020,515		TOTAL LP		#N/A		TOTAL LP		5,885,785
TOTAL GP		4,450,688		TOTAL GP		#N/A		TOTAL GP		2,614,216

Projected Operations						Lake Villa Club
Exhibit VI.a.7.a

Scenario 1 - Sale in 2011

		Audited	Projected	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6
		2005	2006	Rate	2007	2008	2009	2010	2011	2012
									Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	market
Rent Trending Rate					2.00%	11.64%	11.18%	5.25%	5.93%	6.50%

Gross Potential Rent		0	0		2,027,621	2,263,691	2,516,679	2,648,805	2,805,910	2,988,294
Loss to Lease and concessions		-	-	0.00%	(306,229)	(317,098)	(198,315)	(52,711)	(55,838)	(59,467)
Gross Scheduled Rent		0	0		1,721,392	1,946,593	2,318,364	2,596,094	2,750,072	2,928,827
Vacancy Rate					7.1%	5.7%	5.1%	5.1%	5.1%	5.1%
Vacancy		-	-		(121,932)	(110,374)	(118,284)	(131,116)	(138,893)	(147,921)
Net Rental Revenue		0	0		1,599,460	1,836,219	2,200,080	2,464,978	2,611,179	2,780,906
Laundry income		0	0	1.00%	0	-	-	-	-	-
Commercial income		0	0	1.00%	0	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-
Other Income		0	0	1.00%	130,069	130,326	131,249	133,330	136,561	139,686
Total Revenue		0	0		1,729,529	1,966,545	2,331,329	2,598,308	2,747,740	2,920,592

Operating Expenses
Management Fee	2.75%	-	-		47,562	54,080	64,111	71,453	75,563	80,316
Administration		-	-	2.50%	87,801	89,221	91,898	94,655	97,495	100,420
Maintenance and Operating		-	-	2.50%	300,570	305,432	314,595	324,032	333,753	343,766
Utilities		-	-	2.50%	152,454	154,920	159,568	164,355	169,286	174,364
Real estate taxes		-	-	2.50%	185,617	210,242	214,447	218,736	223,111	227,573
Hazard insurance		-	-	2.50%	-	46,744	48,146	49,591	51,079	52,611
Other 1 -	Asset mngmt	-	-	2.50%	17,295	19,665	23,313	25,983	27,477	-
Other 2 -	Other Fees	-	-	2.50%	12,000	12,000	12,000	12,000	12,000	-
Other 3 -	Other Mgmt	-	-	2.50%	-	-	-	-	-	-
Total Operating Expenses		-	-		803,299	892,305	928,079	960,806	989,763	979,050

Replacement reserve deposits		-	-	0.00%	47,250	47,250	47,250	47,250	47,250	-

Net Operating Inc. (NOI)		-	-		878,980	1,026,990	1,356,000	1,590,252	1,710,727	1,941,542

Cash Flow					Lake Villa Club
Exhibit VI.a.8.a

Scenario 1 - Sale in 2011

		Audited	Projected	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5
		2005	2006	Rate	2007	2008	2009	2010	2011
									Year of Sale

Net Operating Inc. (NOI)			0		878,980	1,026,990	1,356,000	1,590,252	1,710,727

1st mortgage Debt Service			#N/A		(1,126,540)	(1,292,118)	(1,388,806)	(1,389,604)	(1,389,604)
MIP			#N/A		0	0	0	0	0
IRP Subsidy			n/a		n/a	n/a	n/a	n/a	n/a
CF after 1st			#N/A		(247,560)	(265,128)	(32,806)	200,648	321,123
Working Capital					247,562	11,438
Interest Reserve					0	253,690	33,438
Cash flow after debt service			#N/A		2	0	632	200,648	321,123
M2M mortgage	100%		-		-	-	-	-	-
CF net of M2M mortgage			#N/A		2	0	632	200,648	321,123

Allowable Distribution			n/a		n/a	n/a	n/a	n/a	n/a
Residual Receipts Deposit			-		-	-	-	-	-
Net Cash Flow			#N/A		2	0	632	200,648	321,123
GP Operating Deficiency Obligation					-	-	-	-	-
Net Distributable Cash					2	0	632	200,648	321,123
GP Priority Distribution Obligation					0	0	0	0	0

Distribution 1					0	0	0	0	0
Net of Distribution 1					2	0	632	200,648	321,123
Distribution 2					0	0	0	0	0
Net of Distribution 2					2	0	632	200,648	321,123
Distribution 3					0	0	0	0	0
Net of Distribution 3					2	0	632	200,648	321,123
Distribution 4					0	0	0	0	0
Net of Distribution 4					2	0	632	200,648	321,123
Distribution 5					0	0	0	0	0
Net of Distribution 5					2	0	632	200,648	321,123
Distribution 6					0	0	0	0	0
Net of Distribution 6					2	0	632	200,648	321,123
Distribution 7					0	0	0	0	0
Net of Distribution 7					2	0	632	200,648	321,123

Total LP Priority Payments					0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-
CF net of Seller Note		0	#N/A		2	0	632	200,648	321,123
LP Note Payment	0%	-	-		-	-	-	-	-
CF net of LP Note		0	#N/A		2	0	632	200,648	321,123
GP Note Payment	0%	-	-		-	-	-	-	-
CF net of GP Note		0	#N/A		2	0	632	200,648	321,123

Net Available for Splits			#N/A		2	0	632	200,648	321,123

LP Share	69%				1	0	438	138,938	222,360
GP Share	31%				1	0	194	61,710	98,763

TOTAL LP Cash Flow Distribution					1	0	438	138,938	222,360
TOTAL GP Cash Flow Distribution					1	0	194	61,710	98,763

LP Benefit Schedule			Lake Villa Club
Scenario 1	Sale in 2011

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		1	0	438	138,938	222,360	361,737
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			1	0	303	85,213	120,688	206,206

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	10,020,515	10,020,515
	Discount Factor	1.17		1.17	1.37	1.60	1.87	2.19
	Discounted Cash Flow			0	0	0	0	4,570,469	4,570,469

Total Cash Flow		0		1	0	438	138,938	10,242,875	10,382,253
Total Discounted Cash Flow				1	0	303	85,213	4,691,157	4,776,675

LP Benefit Schedule			Lake Villa Club
Scenario 2	Unused

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.17		1.17	1.37	1.60	1.87	2.19
	Discounted Cash Flow			0	0	0	0	0	0

Total Cash Flow		0		0	0	0	0	0	0
Total Discounted Cash Flow				0	0	0	0	0	0

LP Benefit Schedule			Lake Villa Club
Scenario 3	Unused

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.00		1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			0	0	0	0	0	0

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.00		1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.00		1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	5,885,785		5,885,785	0	0	0	0	5,885,785
	Discount Factor	1.00		1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			5,885,785	0	0	0	0	5,885,785

Total Cash Flow		5,885,785		5,885,785	0	0	0	0	5,885,785
Total Discounted Cash Flow				5,885,785	0	0	0	0	5,885,785

GP Benefit Schedule			Lake Villa Club
Scenario 1	Sale in 2011

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		1	0	194	61,710	98,763	160,668
	Discount Factor			1.11	1.23	1.37	1.52	1.69
	Discounted Cash Flow			0	0	142	40,651	58,611	99,404

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	4,450,688	4,450,688
	Discount Factor			1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	0	0	2,212,778	2,212,778

Total Cash Flow		0		1	0	194	61,710	4,549,451	4,611,356
Total Discounted Cash Flow				0	0	142	40,651	2,271,389	2,312,183

GP Benefit Schedule			Lake Villa Club
Scenario 2	Unused

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.11	1.23	1.37	1.52	1.69
	Discounted Cash Flow			0	0	0	0	0	0

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	0	0	0	0

Total Cash Flow		0		0	0	0	0	0	0
Total Discounted Cash Flow				0	0	0	0	0	0

GP Benefit Schedule			Lake Villa Club
Scenario 3	Unused

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			0	0	0	0	0	0

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor			1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	2,614,216		2,614,216	0	0	0	0	2,614,216
	Discount Factor			1.00	1.00	1.00	1.00	1.00
	Discounted Cash Flow			2,614,216	0	0	0	0	2,614,216

Total Cash Flow		2,614,216		2,614,216	0	0	0	0	2,614,216
Total Discounted Cash Flow				2,614,216	0	0	0	0	2,614,216

Valuation Summary					La Serena
Exhibit VI.d.1

	La Serena LLC

		Scenario 1	Scenario 2	Scenario 3
		Sale in 2011	Recently Paid	Sale in 2009

	Capmark Members - LP	6,526,219	7,835,705	7,657,538

	Managing Member - GP	564,412	870,634	1,034,070

	Total	7,090,631	8,706,339	8,691,608

		Highest NPV:	Scenario 2 - Recently Paid

SPAC/Urban Fund '74 Holdings LLC
			Recently Paid	Sale in 2009
	Non-Controling Member - LP	UF 74	783,571	764,197
	Managing Member - GP	SPAC	87,063	269,873
			870,634	1,034,070

Property Information a.						La Serena
Exhibit VI.d.2

Basic Information						Subsidy/regulatory information
Name of Property			La Serena			Total number of apartments				188
Name of Local Partnership			La Serena LLC			Is there a Section 8 contract?				no
Address			727 South Lyon Street			Percent Section 8				0%
City			Santa Ana			If Section 8, date contract expires				n/a
State			CA			Amt. Of limited dividend			"none" if unlimited	none
HUD ID#						Last year's cash distribution
HFA ID#						Balance in residual receipts			blank if "n/a"
Type of HUD mortgage			Conventional			Planned Capital Expenditures			"	1,655,000
Is property a 236? ("yes" or "no", do not leave blank)				no		Line 1 Part B HUD 93486 "Surplus Cash"			"
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired				10/16/2006
Acquisition price				$ 30,250,000
Short property name for Fund Model				La Serena

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2007				market		(blended)
0			0								0
1	132		132					1,120	1,120		1,120
2	56		56					1,615	1,615		1,615
3			0								0
4			0								0
Total	188	0	188		0	0	0	238,280	238,280	0	238,280
	Averages	0.0%			0	0	0	1,267	1,267	0	1,267
(*) Market comparable rent study: source			2007 Budgeted Rents assumed to be at Market			Year:	2007

Income							Expenses
					2007			Year of data			2007
					Budgeted	Rent Schedule					Budgeted	Per apt
Gross Potential Rent					2,915,760	2,859,360	Management Fee				75,648	402
Loss to Lease and concessions					(132,567)		Administration				275,877	1,467
Gross scheduled Rent			0	0	2,783,193		Maintenance and Operating				189,312	1,007
Vacancy					(382,173)	13.73%	Utilities				210,000	1,117
Net rental income			0	0	2,401,020		Real estate taxes				321,252	1,709
Laundry income					39,600		Hazard insurance				61,044	325
Commercial income							Other 1 -	Start Up			10,000	53
Cable Income							Other 2 -					0
Other Income					80,981		Other 3 -	AM Fee			25,216	134
Subtotal other income			0	0	120,581		Replacement reserve deposits					0
Eff. Gross Income			0	0	2,521,601		Total Operating Expenses		0	0	1,168,349	6,215

							Net Operating Income		0	0	1,353,252	7,198

Property Information b.						La Serena
Exhibit VI.d.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	0	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	22,945,000	10/16/06	0	7.07%			12/31/11			62.00	$442,856	135,184
2nd mortgage	0	10/16/06	0	7.07%		100.00%	12/31/11			62.00	$0
Debt Service Advance	0	10/16/06	0	7.07%		100.00%	12/31/11
Seller Note
LP Note
GP Note
		Floating Interest Rate as of 6/18/07 assumed to be constant rate					Original Maturity Date is 11/9/09			Servicing Fees
Total Balances	$22,945,000	MIP % on 1st Mortgage			Annual IRP Subsidy					Annual Debt Service		$1,622,211

Ownership Information
Name of Local General Partner (for-profit, nonprofit)				SPAC/Urban Fund '74 Holdings LLC				Company address
Name of Limited Partner (individual, fund)				Commercial Equity Investments, Inc.				Company City
Does the GP control the LP?				No				Company State
Management Agent (Is the manager affiliated with GP?)				Riverstone residential Group (No)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Preferred Return 9%+
2	Return of Capital
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GP	LP			GP Loan
Divide remaining portion		10%	90%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
Preferred Return 9%+
Return of Capital						GP funds priority distribution deficits
10/90 until IRR of 13%						no
30/&0 until IRR of 16%
50/50 until IRR of 18%

			GP	LP
Divide remaining portion			60%	40%

Assumptions					La Serena
Exhibit VI.d.4

Scenario 1	Sale in 2011		Year 1	2007	Rehab Amounts
Scenario 2	Recently Paid						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Sale in 2009						Sale in 2011	Recently Paid	Sale in 2009
					Rehab Per Unit		0		0
Potential Activity					Rehab Trending Rate		0.00%		0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0		0
		Sale in 2011	Recently Paid	Sale in 2009
Refi		no		no
Year of Refi (leave blank if no refi)					Distribution and Capital Discount Factors
MUM		no		no	Bifurcation Discount	0.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no		no			Sale in 2011	Recently Paid	Sale in 2009
					LP Splits
					Ordinary Distrib. - Pre-Discont.		13.00%		13.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		15.00%		15.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		15.00%		15.00%
		Sale in 2011	Recently Paid	Sale in 2009	Sale		17.00%		17.00%
Interest Rate		6.500%		6.500%
Amort Years		25		25	GP Splits
Annual DS constant		8.10%		8.10%	Ordinary Distrib. - Pre-Discont.		11.00%		11.00%
DSC Ratio		125%		125%	Ordinary Distrib. - Post-Discont.		13.00%		13.00%
LTV		80%		80%	Refi		13.00%		13.00%
Cap Rate		6.00%		6.00%	Sale		15.00%		15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Sale in 2011	Recently Paid	Sale in 2009	Market Rent Growth		2.00%
Year of future sale		2011		2009	Laundry income		1.00%
Cap rate used at sale		5.00%		5.00%	Commercial income		1.00%
Fee percentage		3.00%		3.00%	Cable Income		1.00%
Closing costs - sale		40,000		40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 12/31/11
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Sale in 2011	Recently Paid	Sale in 2009	Maintenance & Operating		3.00%
Vacancy rate (current)		10.00%		10.00%	Utilities		3.00%
Vacancy Rate (post sale)		10.00%		10.00%	Real estate taxes		3.00%
Loss to Lease percentage		0.00%		0.00%	Hazard insurance		3.00%
Management fee percentage (current)		3.00%		3.00%	Other Expense 1		3.00%
Management fee percentage (post sale)		3.00%		3.00%	Other Expense 2		3.00%
Closing costs - refi		20,000		20,000	Other Expense 3	Asset Management Fee (% of EGI)		1.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%		100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%		100.00%
Loan Fee		2.50%		2.50%
Months of DS reserves		6		6
Annual RR deposit per unit		300		300
Grant Amount		0		0

Sale
Exhibit VI.d.6
Sale		La Serena		Sale		La Serena
	Scenario 1				Scenario 3
	Sale in 2011				Sale in 2009

Year of Sale		2011	(12/31/2011)	Year of Sale		2009	(12/31/2009)

NOI in 2012		2,034,571		NOI in 2010		1,980,662
Cap Rate		5.000%		Cap Rate		5.000%
Market Value		40,691,414		Market Value		39,613,233
Fees (3.00%)		(1,220,742)		Fees (3.00%)		(1,188,397)
Closing costs		(40,000)		Closing costs		(40,000)
Remaining Reserves		0		Remaining Reserves		0
Refi Debt Service Reserves		0		Refi Debt Service Reserves		0
Share of residual receipts		0		Share of residual receipts		0
Proceeds net of fees		39,430,671		Proceeds net of fees		38,384,836
Payment of 1st mortgage		(22,945,000)		Payment of 1st mortgage		(22,945,000)
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		(1,655,000)		Payment of 2nd mortgage		(1,655,000)
Payment of Interest reserve		(476,502)		Payment of Interest reserve		(476,502)
Proceeds net of loan repayments		14,830,671		Proceeds net of loan repayments		13,784,836
Payment of Debt Service Advance		0		Payment of Debt Service Advance		0
Proceeds net of Debt Service Advance		14,830,671		Proceeds net of Debt Service Advance		13,784,836
Payment of Seller Note		0		Payment of Seller Note		0
Proceeds net of Seller Note		14,830,671		Proceeds net of Seller Note		13,784,836
Payment of LP Note		0		Payment of LP Note		0
Payment of GP Note		0		Payment of GP Note		0
Cash Availible for Priority Distribution		14,830,671		Net proceeds available for sharing		13,784,836
MM Return of Capital and Preferred		(1,289,588)		MM Return of Capital and Preferred		(1,117,229)
CM Return of Capital and Preferred		(11,606,287)		CM Return of Capital and Preferred		(10,055,061)
Net of Capital and Preferred		1,934,797		Net of Capital and Preferred		2,612,546
MM Additional Distributions		(275,169)		MM Additional Distributions		(505,764)
CM Additional Distributions		(2,476,517)		CM Additional Distributions		(2,106,782)
Remaining		(816,888)		Remaining		(0)

CM Share	40%	(326,755)		CM Share	40%	(0)
MM Share	60%	(490,133)		MM Share	60%	(0)
TOTAL LP		13,756,048		TOTAL LP		12,161,843
TOTAL GP		1,074,623		TOTAL GP		1,622,993

Available for Distribution			14,830,671	Available for Distribution			13,784,836

	MM	CM	Total		MM	CM	Total	Preferred Return IRR		MM	CM
Additional Capital	1,339,578	12,056,203	13,395,782	Additional Capital	1,127,496	10,147,465	11,274,961	9%		870,634	7,835,705
Initial Capital	(49,991)	(449,916)	(499,907)	Prior Disbursements	(10,267)	(92,404)	(102,671)	9%		0	0
Sum	1,289,588	11,606,287	12,895,875	Sum	1,117,229	10,055,061	11,172,290
Remaining			1,934,797	Remaining			2,612,546
									MM	CM	Until IRR
	MM	CM	Remaining		MM	CM	Remaining	1	10%	90%	13%
2,751,685	275,169	2,476,517	(816,888)	1,390,000	139,000	1,251,000	1,222,546	2	30%	70%	16%
	0	0	(816,888)	1,222,546	366,764	855,782	(0)	3	50%	50%	18%
	0	0	(816,888)		0	0	(0)
Additional Distributions	275,169	2,476,517		Additional Distributions	505,764	2,106,782

Preferred Return	Other	Net	IRR	Preferred Return	Other	Net	IRR			s1 Disbursements
0	0	(7,835,705)	#NUM!	0	0	(7,835,705)	#NUM!	2006	Initial	MM	CM
0	0	0	#NUM!	0	0	0	#NUM!	2007	(7,835,705)	0	0
0	0	0	#NUM!	0	0	0	#NUM!	2008		0	0
0	0	0	#NUM!	10,055,061	2,106,782	12,161,843	15.78%	2009		10,267	92,404
0	0	0	#NUM!	0	0	0	15.78%	2010		16,797	151,173
11,606,287	2,476,517	14,082,803	12.44%	0	0	0	15.78%	2011		19,484	175,352
0	0	0	12.44%	0	0	0	15.78%	2012
0	0	0	12.44%	0	0	0	15.78%	2013
0	0	0	12.44%	0	0	0	15.78%	2014
0	0	0	12.44%	0	0	0	15.78%	2015
0	0	0	12.44%	0	0	0	15.78%	2016
0	0	0	12.44%	0	0	0	15.78%	2017
0	0	0	12.44%	0	0	0	15.78%	2018
0	0	0	12.44%	0	0	0	15.78%	2019
0	0	0	12.44%	0	0	0	15.78%	2020

Projected Operations					La Serena
Exhibit VI.d.7.a

Scenario 1 - Sale in 2011

		0.00%	0.00%	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15
		0	0	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
									Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		0	0		2,915,760	3,244,760	3,423,360	3,491,827	3,561,664	3,632,897
Loss to Lease and concessions		-	-	0.00%	(132,567)	(155,740)	(19,839)	-	-	-
Gross Scheduled Rent		0	0		2,783,193	3,089,020	3,403,521	3,491,827	3,561,664	3,632,897
Vacancy Rate					13.7%	11.5%	10.7%	10.0%	10.0%	10.0%
Vacancy		-	-		(382,173)	(354,887)	(362,726)	(349,183)	(356,166)	(363,290)
Net Rental Revenue		0	0		2,401,020	2,734,133	3,040,795	3,142,644	3,205,497	3,269,607
Laundry income		0	0	1.00%	39,600	39,996	40,396	40,800	41,208	41,620
Commercial income		0	0	1.00%	0	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-
Other Income		0	0	1.00%	80,981	81,791	82,609	83,435	84,269	85,112
Total Revenue		0	0		2,521,601	2,855,920	3,163,800	3,266,879	3,330,974	3,396,339

Operating Expenses
Management Fee	3.00%	-	-		75,648	85,678	94,914	98,006	99,929	101,890
Administration		-	-	3.00%	275,877	284,153	292,678	301,458	310,502	319,817
Maintenance and Operating		-	-	3.00%	189,312	194,991	200,841	206,866	213,072	219,464
Utilities		-	-	3.00%	210,000	216,300	222,789	229,473	236,357	243,448
Real estate taxes		-	-	3.00%	321,252	330,890	340,816	351,041	361,572	372,419
Hazard insurance		-	-	3.00%	61,044	62,875	64,762	66,704	68,706	70,767
Other 1 -	Start Up	-	-	3.00%	10,000	-	-	-	-	-
Other 2 -		-	-	3.00%	-	-	-	-	-	-
Other 3 -	AM Fee	-	-	1.00%	25,216	28,559	31,638	32,669	33,310	33,963
Total Operating Expenses		-	-		1,168,349	1,203,446	1,248,438	1,286,218	1,323,448	1,361,768

Replacement reserve deposits		-	-	0.00%	-	-	-	-	-	-

Net Operating Inc. (NOI)		-	-		1,353,252	1,652,474	1,915,362	1,980,662	2,007,527	2,034,571
Capital Spending				1,655,000	827,500	827,500
NOI After Capital Spending					525,752	824,974	1,915,362	1,980,662	2,007,527	2,034,571

Scenario 3 - Sale in 2009

		0.00%	0.00%	Trending	Budgeted	Year 2	Year 3	Year 4
		0	0	Rate	2007	2008	2009	2010
							Year of Sale
Revenue
Rent Used		current	current		current	current	current	current
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		0	0		2,915,760	3,244,760	3,423,360	3,491,827
Loss to Lease and concessions		-	-	0.00%	(132,567)	(155,740)	(19,839)	-
Gross Scheduled Rent		0	0		2,783,193	3,089,020	3,403,521	3,491,827
Vacancy Rate					13.7%	11.5%	10.7%	10.0%
Vacancy		-	-		(382,173)	(354,887)	(362,726)	(349,183)
Net Rental Revenue		0	0		2,401,020	2,734,133	3,040,795	3,142,644
Laundry income		0	0	1.00%	39,600	39,996	40,396	40,800
Commercial income		0	0	1.00%	0	-	-	-
Cable Income		0	0	1.00%	0	-	-	-
Other Income		0	0	1.00%	80,981	81,791	82,609	83,435
Total Revenue		0	0		2,521,601	2,855,920	3,163,800	3,266,879

Operating Expenses
Management Fee	3.00%	-	-		75,648	85,678	94,914	98,006
Administration		-	-	3.00%	275,877	284,153	292,678	301,458
Maintenance and Operating		-	-	3.00%	189,312	194,991	200,841	206,866
Utilities		-	-	3.00%	210,000	216,300	222,789	229,473
Real estate taxes		-	-	3.00%	321,252	330,890	340,816	351,041
Hazard insurance		-	-	3.00%	61,044	62,875	64,762	66,704
Other 1 -	Start Up	-	-	3.00%	10,000	-	-	-
Other 2 -		-	-	3.00%	-	-	-	-
Other 3 -	AM Fee	-	-	1.00%	25,216	28,559	31,638	32,669
Total Operating Expenses		-	-		1,168,349	1,203,446	1,248,438	1,286,218

Replacement reserve deposits		-	-	0.00%	-	-	-	-

Net Operating Inc. (NOI)		-	-		1,353,252	1,652,474	1,915,362	1,980,662
Capital Spending				1,655,000	827,500	827,500
NOI After Capital Spending					525,752	824,974	1,915,362	1,980,662

Cash Flow					La Serena
Exhibit VI.d.8.a

Scenario 1 - Sale in 2011

		0.00%	0.00%	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		0	0	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
									Year of Sale

Net Operating Inc. (NOI)					1,353,252	1,652,474	1,915,362	1,980,662	2,007,527

1st mortgage Debt Service					(1,622,211)	(1,622,211)	(1,622,211)	(1,622,211)	(1,622,211)
MIP					0	0	0	0	0
IRP Subsidy					n/a	n/a	n/a	n/a	n/a
CF after 1st					(268,959)	30,262	293,151	358,450	385,315
2nd mortgage Debt Service					(60,438)	(120,876)	(120,876)	(120,876)	(120,876)
Servicing Fees					0	0	0	0	0
Cash flow after debt service					(329,397)	(90,613)	172,275	237,575	264,440
Debt Service Advance					-	-	(34,802)	(34,802)	(34,802)
CF net of Debt Service Advance					(329,397)	(90,613)	137,473	202,773	229,638
Interest Advances Drawn					329,397	90,613	0	0	0
Interest Advance Payments					0	0	(34,802)	(34,802)	(34,802)

Net Cash Flow					0	0	102,671	167,971	194,836
GP Operating Deficiency Obligation					-	-	-	-	-
Net Distributable Cash					0	0	102,671	167,971	194,836
GP Priority Distribution Obligation					0	0	0	0	0

Preferred Return 9%+					0	0	0	0	0
Net of Preferred Return 9%+					0	0	102,671	167,971	194,836
Return of Capital					0	0	0	0	0
Net of Return of Capital					0	0	102,671	167,971	194,836
Distribution 3					0	0	0	0	0
Net of Distribution 3					0	0	102,671	167,971	194,836
Distribution 4					0	0	0	0	0
Net of Distribution 4					0	0	102,671	167,971	194,836
Distribution 5					0	0	0	0	0
Net of Distribution 5					0	0	102,671	167,971	194,836
Distribution 6					0	0	0	0	0
Net of Distribution 6					0	0	102,671	167,971	194,836
Distribution 7					0	0	0	0	0
Net of Distribution 7					0	0	102,671	167,971	194,836

Total LP Priority Payments					0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0

Seller Note Payment	0%				-	-	-	-	-
CF net of Seller Note					0	0	102,671	167,971	194,836
LP Note Payment	0%				-	-	-	-	-
CF net of LP Note					0	0	102,671	167,971	194,836
GP Note Payment	0%				-	-	-	-	-
CF net of GP Note					0	0	102,671	167,971	194,836

Net Available for Splits					0	0	102,671	167,971	194,836

LP Share	90%				0	0	92,404	151,173	175,352
GP Share	10%				0	0	10,267	16,797	19,484

TOTAL LP Cash Flow Distribution					0	0	92,404	151,173	175,352
TOTAL GP Cash Flow Distribution					0	0	10,267	16,797	19,484

		Capmark Mortgage for Cap Ex
		Draws Against			(827,500)	(827,500)	0	0	0
		Interest on Balance		7.30%	(60,438)	(120,876)	(120,876)	(120,876)	(120,876)
		Payments			60,438	120,876	120,876	120,876	120,876
		Balance		0	827,500	1,655,000	1,655,000	1,655,000	1,655,000

		Capmark Mortgage for Interest Advances
		Draws Against			(329,397)	(90,613)	0	0	0
		Interest on Balance		7.30%	(24,058)	(32,433)	(34,802)	(34,802)	(34,802)
		Payments			0	0	34,802	34,802	34,802
		Balance		0	353,455	476,502	476,502	476,502	476,502

Cash Flow					La Serena
Exhibit VI.d.8.c

Scenario 3 - Sale in 2009

		0.00%	0.00%	Trending	Budgeted	Year 2	Year 3
		0	0	Rate	2007	2008	2009
							Year of Sale

Net Operating Inc. (NOI)					1,353,252	1,652,474	1,915,362

1st mortgage Debt Service					(1,622,211)	(1,622,211)	(1,622,211)
MIP					0	0	0
IRP Subsidy					n/a	n/a	n/a
CF after 1st					(268,959)	30,262	293,151
2nd mortgage Debt Service					(60,438)	(120,876)	(120,876)
Servicing Fees					0	0	0
Cash flow after debt service					(329,397)	(90,613)	172,275
Debt Service Advance					-	-	(34,802)
CF net of Debt Service Advance					(329,397)	(90,613)	137,473
Interest Advances Drawn					329,397	90,613	0
Interest Advance Payments					0	0	(34,802)

Net Cash Flow					0	0	102,671
GP Operating Deficiency Obligation					-	-	-
Net Distributable Cash					0	0	102,671
GP Priority Distribution Obligation					0	0	0

Preferred Return 9%+					0	0	0
Net of Preferred Return 9%+					0	0	102,671
Return of Capital					0	0	0
Net of Return of Capital					0	0	102,671
Distribution 3					0	0	0
Net of Distribution 3					0	0	102,671
Distribution 4					0	0	0
Net of Distribution 4					0	0	102,671
Distribution 5					0	0	0
Net of Distribution 5					0	0	102,671
Distribution 6					0	0	0
Net of Distribution 6					0	0	102,671
Distribution 7					0	0	0
Net of Distribution 7					0	0	102,671

Total LP Priority Payments					0	0	0
Total GP Priority Payments					0	0	0

Seller Note Payment	0%				-	-	-
CF net of Seller Note					0	0	102,671
LP Note Payment	0%				-	-	-
CF net of LP Note					0	0	102,671
GP Note Payment	0%				-	-	-
CF net of GP Note					0	0	102,671

Net Available for Splits					0	0	102,671

LP Share	90%				0	0	92,404
GP Share	10%				0	0	10,267

TOTAL LP Cash Flow Distribution					0	0	92,404
TOTAL GP Cash Flow Distribution					0	0	10,267

		Capmark Mortgage for Cap Ex
		Draws Against			(827,500)	(827,500)	0
		Interest on Balance		7.30%	(60,438)	(120,876)	(120,876)
		Payments			60,438	120,876	120,876
		Balance		0	827,500	1,655,000	1,655,000

		Capmark Mortgage for Interest Advances
		Draws Against			(329,397)	(90,613)	0
		Interest on Balance		7.30%	(24,058)	(32,433)	(34,802)
		Payments			0	0	34,802
		Balance		0	353,455	476,502	476,502

LP Benefit Schedule			La Serena
Scenario 3	Sale in 2009

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
Cash Flow		0		0	0	92,404	0	0	92,404
Discount Factor		1.13		1.13	1.28	1.44	1.63	1.84
Discounted Cash Flow		0		0	0	64,041	0	0	64,041

Refi
Cash Flow		0		0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01
Discounted Cash Flow		0		0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0		0	0	0	0	0	0
Discount Factor		1.15		1.15	1.32	1.52	1.75	2.01
Discounted Cash Flow		0		0	0	0	0	0	0

Sale
Cash Flow		0		0	0	12,161,843	0	0	12,161,843
Discount Factor		1.17		1.17	1.37	1.60	1.87	2.19
Discounted Cash Flow		0		0	0	7,593,497	0	0	7,593,497

Total Cash Flow		0		0	0	12,254,247	0	0	12,254,247
Total Discounted Cash Flow		0		0	0	7,657,538	0	0	7,657,538

GP Benefit Schedule			La Serena
Scenario 3	Sale in 2009

		Budgeted		Year 1	Year 2	Year 3	Year 4	Year 5	Totals
		2007		2007	2008	2009	2010	2011
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0		0	0	10,267	0	0	10,267
	Discount Factor	1.11		1.11	1.23	1.37	1.52	1.69
	Discounted Cash Flow			0	0	7,507	0	0	7,507

Refi
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0		0	0	0	0	0	0
	Discount Factor	1.13		1.13	1.28	1.44	1.63	1.84
	Discounted Cash Flow			0	0	0	0	0	0

Sale
	Cash Flow	0		0	0	1,622,993	0	0	1,622,993
	Discount Factor	1.15		1.15	1.32	1.52	1.75	2.01
	Discounted Cash Flow			0	0	1,067,144	0	0	1,067,144

Total Cash Flow		0		0	0	1,633,260	0	0	1,633,260
Total Discounted Cash Flow				0	0	1,074,651	0	0	1,074,651

	Interest	Capital							Totals
UF 74	90.0%	783,571				0	0	1,469,934	1,469,934
SPAC	10.0%	87,063				0	0	163,326	163,326
									1,633,260

		Preferred Returns and Return of Capital
		UF 74	9.00%	Preferred Balance	783,571	854,092	930,960	0	1,014,747
		SPAC	9.00%	Preferred Balance	387,063	94,899	103,440	0	98,050
				Remaining				520,463	520,463
		Residual Splits
		UF 74	40%	Residual				208,185	208,185
		SPAC	60%	Residual				312,278	312,278

		Total Distributions				0	0	1,222,932	1,222,932
		UF 74		Total		0	0	410,328	410,328
		SPAC		Total

		Discounted	Cash Flow	Sale Proceeds
		UF 74	13%	17%			0	764,197	764,197
		SPAC	11%	15%			0	269,873	269,873
		Total MM Entity						1,034,070	1,034,070

Valuation Summary			Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.1

		Scenario 1	Scenario 2	Scenario 3
		Unused	Refi	Sale

	LP	0	1,540,087	3,280,793

	GP	0	726,233	2,712,273

	Total	0	2,266,320	5,993,066

		Highest NPV:	Scenario 3 - Sale

Property Information a.						Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.2

Basic Information						Subsidy/regulatory information
Name of Property			Tukwila Station, Southwicke & W Colonial			Total number of apartments				192
Name of Local Partnership			SP Southwike, LLC SP Tukwila LLC			Is there a Section 8 contract?
Address						Percent Section 8				0%
City			Tukwilla			If Section 8, date contract expires
State			WA			Amt. Of limited dividend			"none" if unlimited	none
HUD ID#						Last year's cash distribution
HFA ID#						Balance in residual receipts			blank if "n/a"
Type of HUD mortgage			Conventional			Balance in replacement reserve			"	156,319
Is property a 236? ("yes" or "no", do not leave blank)				no		Line 1 Part B HUD 93486 "Surplus Cash"			"
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Tukwilla

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2007				market		(blended)
1x1 sm	40		40					656	656		656
1x1	60		60					742	742		742
2x1	41		41					887	887		887
2x2	43		43					931	931		931
3x2	8		8					1,155	1,155		1,155
Total	192	0	192		0	0	0	156,402	156,402	0	156,402
	Averages	0.0%			0	0	0	815	815	0	815
(*) Market comparable rent study: source			2007 Detailed Budget + LTL			Year:

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Trended AFS	Unaudited	Budgeted	Rent Schedule			Trended AFS	Unaudited	Budgeted	Per apt
Gross Potential Rent			1,703,829	1,789,610	1,876,824	1,876,824	Management Fee		50,936	48,118	51,316	267
Loss to Lease and concessions			0	(99,474)	(134,813)		Administration		271,572	115,272	219,269	1,142
Gross scheduled Rent			1,703,829	1,690,136	1,742,011		Maintenance and Operating		280,634	333,790	260,438	1,356
Vacancy		0.00%	0	(107,064)	(147,227)	8.45%	Utilities		113,943	149,948	157,500	820
Net rental income			1,703,829	1,583,072	1,594,784		Real estate taxes		132,199	132,063	156,612	816
Laundry income			0				Hazard insurance		50,918	28,567	42,746	223
Utility Income			0				Other 1 -	Laundry	0			0
Cable Income			0				Other 2 -	Cable	0			0
Other Income			157,781	172,286	172,570		Other 3 -	Other Mgmt	0			0
Subtotal other income			157,781	172,286	172,570		Replacement reserve deposits		0	62,616	62,616	326
Eff. Gross Income			1,861,610	1,755,358	1,767,354		Total Operating Expenses		900,202	870,374	950,497	4,951

							Net Operating Income		961,408	884,984	816,857	4,254

Property Information b.						Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
Southwicke	2,328,390	12/31/05		7.13%			12/31/08			36.00	$72,032	17,428
West Colonial	5,745,225	12/31/05		5.24%		100.00%	01/11/11			60.00	$109,052	32,543
M2M mortgage						100.00%
Seller Note
LP Note
GP Note
											Servicing Fees
Total Balances	$8,073,615	MIP % on 1st Mortgage			Annual IRP Subsidy					Annual Debt Service		$599,652

Ownership Information				Properties owned by Monatiquot Village Associates
Name of Local General Partner (for-profit, nonprofit)				MVA-GP				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				Yes				Company State
Management Agent (Is the manager affiliated with GP?)				Pinnacle (no)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Distribution 1
2	Distribution 2
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	Distribution 6
7	Distribution 7
		GP	LP			GP Loan
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
Positive Capital Accounts			$0
						GP funds priority distribution deficits
						no

			GP	LP
Divide remaining portion			50%	50%
										Southwicke	735,744	2.80%
										West Colonial	1,125,867	3.25%

Assumptions					Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.4

Scenario 1	Unused		Year 1	2007	Rehab Amounts
Scenario 2	Refi						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Sale						Hold	Refi	Sale
					Rehab Per Unit		0	10,000	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	yes	0
		Hold	Refi	Sale
Refi		no	yes	no
Year of Refi (leave blank if no refi)			2008		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	0.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
			Conduit Terms		Ordinary Distrib. - Pre-Discont.		13.00%	13.00%	13.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		15.00%	15.00%	15.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		15.00%	15.00%	15.00%
		Hold	Refi	Sale	Sale		17.00%	17.00%	17.00%
Interest Rate		6.500%	5.790%	6.500%
Amort Years		25	30	25	GP Splits
Annual DS constant		8.10%	7.03%	8.10%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	120%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	6.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2006	2018	2008	Laundry income		1.00%
Cap rate used at sale		7.00%	7.00%	6.00%	Utility Income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 12/31/08
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Unused	Refi	Sale	Maintenance & Operating		3.00%
Vacancy rate (current)		8.00%	8.00%	8.00%	Utilities		3.00%
Vacancy Rate (post sale)		8.00%	8.00%	8.00%	Real estate taxes		3.00%
Loss to Lease percentage		3.00%	3.00%	3.00%	Hazard insurance		3.00%
Management fee percentage (current)		3.07%	3.07%	3.07%	Other Expense 1		3.00%
Management fee percentage (post sale)		3.07%	3.07%	3.07%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%	Management fee of 3.07% is based on the weighted average of the two properties
Months of DS reserves		6	6	6	Southwicke	735,744	2.80%
Annual RR deposit per unit		300	300	300	West Colonial	1,125,867	3.25%
Grant Amount		0	0	0

Tukwila Station, Southwicke & W Colonial

Refinancing	Tukwila Station, Southwicke & W Colonial
	Scenario 2
	Refi

New Loan Amount

Refi Year	2008	(01/01/2008)

NOI in 2008	905,571
Interest Rate	5.790%
Amortization	30	yrs
DS Constant	7.033%
DSC Ratio	120%
LTV	80.000%
Cap Rate	6.000%

Loan determined by DSC		10,729,412
Loan determined by LTV		12,074,274

Maximum new loan amount		10,729,412
Annual Debt Service on new loan		754,642

Calculation of Refi Proceeds

Sources
		Aggregate	Per apt
New 1st Loan		10,729,412	55,882
Owner share of residual receipts		0	0
Reserves for Replacement		156,319	814
Grants		0	0
Total sources		10,885,731	56,697

Uses
		Aggregate	Per apt
Payment of Southwicke		2,235,988	11,646
Prepayment fee for Southwicke		0	0
Payment of West Colonial		5,561,605	28,967
Prepayment Fee for West Colonial		0	0
Payment of M2M mortgage		0	0
Payment of Seller Note		0	0
Payment of LP Note		0	0
Payment of GP Note		0	0
Rehab		1,977,600	10,300
Loan fees at	2.50%	268,235	1,397
Closing costs		20,000	104
Initial Deposit to RR		57,600	300
Debt Svc Res.		377,321	1,965
Total uses		10,498,349	54,679

Excess/Shortfall (Sources minus Uses)			387,382
Excess/Shortfall prior to paying Seller & GP notes			387,382

Sharing of Proceeds

Cash Availible for Priority Distribution			387,382
Priority payments to the LP			0
Priority Payments to the GP			0
Cash available to Partnership			387,382
LP return of Capital			0
Net of LP return of capital			387,382
GP return of Capital			0
Net of GP return of capital			387,382
LP share	50%		193,691
GP share	50%		193,691
Total LP Share of Refi Proceeds			193,691
Total GP Share of Refi Proceeds			193,691

Sale						Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.6
Sale	Tukwila Station, Southwicke & W Colonial			Sale	Tukwila Station, Southwicke & W Colonial			Sale	Tukwila Station, Southwicke & W Colonial
	Scenario 1				Scenario 2				Scenario 3
	Unused				Refi				Sale

Year of Sale		2006	(12/31/2006)	Year of Sale		2018	(12/31/2018)	Year of Sale		2008

NOI in 2007		816,857		NOI in 2019		997,033		NOI in 2009		909,512
Cap Rate		7.000%		Cap Rate		7.000%		Cap Rate		6.000%
Market Value		11,669,386		Market Value		14,243,334		Market Value		15,158,532
Fees (3.00%)		(350,082)		Fees (3.00%)		(427,300)		Fees (3.00%)		(454,756)
Closing costs		(40,000)		Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		156,319		Replacement reserves		57,600		Replacement reserves		156,319
Refi Debt Service Reserves		0		Refi Debt Service Reserves		377,321		Refi Debt Service Reserves		0
Share of residual receipts		n/a		Share of residual receipts		0		Share of residual receipts		0
Proceeds net of fees		11,435,623		Proceeds net of fees		14,210,955		Proceeds net of fees		14,820,095
Payment of Southwicke		(2,283,831)		Payment of Southwicke		(8,663,009)		Payment of Southwicke		(2,184,621)
Prepayment fee for Southwicke		0		Prepayment fee for Southwicke		0		Prepayment fee for Southwicke		0
Payment of West Colonial		0		Payment of West Colonial		n/a		Payment of West Colonial		(5,561,605)
Prepayment Fee for West Colonial		0		Prepayment Fee for West Colonial		n/a		Prepayment Fee for West Colonial		0
Proceeds net of loan repayments		9,151,792		Proceeds net of loan repayments		5,547,946		Proceeds net of loan repayments		7,073,869
Payment of M2M mortgage		#N/A		Payment of M2M mortgage		0		Payment of M2M mortgage		0
Proceeds net of M2M mortgage		#N/A		Proceeds net of M2M mortgage		5,547,946		Proceeds net of M2M mortgage		7,073,869
Payment of Seller Note		#N/A		Payment of Seller Note		0		Payment of Seller Note		0
Proceeds net of Seller Note		#N/A		Proceeds net of Seller Note		5,547,946		Proceeds net of Seller Note		7,073,869
Payment of LP Note		#N/A		Payment of LP Note		0		Payment of LP Note		0
Payment of GP Note		#N/A		Payment of GP Note		0		Payment of GP Note		0
Cash Availible for Priority Distribution		#N/A		Net proceeds available for sharing		5,547,946		Net proceeds available for sharing		7,073,869
Priority payments to the LP		0		Priority payments to the LP		0		Priority payments to the LP		0
Priority Payments to the GP		0		Priority Payments to the GP		0		Priority Payments to the GP		0
Net available to Partnership		#N/A		Net available to Partnership		5,547,946		Net available to Partnership		7,073,869
LP return of Capital		0		LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		#N/A		Net of LP return of capital		5,547,946		Net of LP return of capital		7,073,869
GP return of Capital		0		GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		#N/A		Net of GP return of capital		5,547,946		Net of GP return of capital		7,073,869
LP share	50%	#N/A		LP share	50%	2,773,973		LP share	50%	3,536,935
GP share	50%	#N/A		GP share	50%	2,773,973		GP share	50%	3,536,935
TOTAL LP		#N/A		TOTAL LP		2,773,973		TOTAL LP		3,536,935
TOTAL GP		#N/A		TOTAL GP		2,773,973		TOTAL GP		3,536,935

Projected Operations						Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.7.b

Scenario 2 - Refi

		Trended AFS	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019
						Year of Refi										Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		1,703,829	1,789,610		1,876,824	1,914,360	1,952,648	1,991,701	2,031,535	2,072,165	2,113,609	2,155,881	2,198,998	2,242,978	2,287,838	2,333,595	2,380,267
Loss to Lease and concessions		-	(99,474)	3.00%	(134,813)	(57,431)	(58,579)	(59,751)	(60,946)	(62,165)	(63,408)	(64,676)	(65,970)	(67,289)	(68,635)	(70,008)	(71,408)
Gross Scheduled Rent		1,703,829	1,690,136		1,742,011	1,856,930	1,894,068	1,931,950	1,970,589	2,010,000	2,050,200	2,091,204	2,133,028	2,175,689	2,219,203	2,263,587	2,308,859
Vacancy Rate					8.5%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%	8.0%
Vacancy		-	(107,064)		(147,227)	(148,554)	(151,525)	(154,556)	(157,647)	(160,800)	(164,016)	(167,296)	(170,642)	(174,055)	(177,536)	(181,087)	(184,709)
Net Rental Revenue		1,703,829	1,583,072		1,594,784	1,708,375	1,742,543	1,777,394	1,812,942	1,849,200	1,886,184	1,923,908	1,962,386	2,001,634	2,041,667	2,082,500	2,124,150
Laundry income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Utility Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	0	-	-	-	-	-	-	-	-	-	-	-	-
Other Income		157,781	172,286	1.00%	172,570	174,296	176,039	177,799	179,577	181,373	183,187	185,018	186,869	188,737	190,625	192,531	194,456
Total Revenue		1,861,610	1,755,358		1,767,354	1,882,671	1,918,581	1,955,193	1,992,519	2,030,573	2,069,371	2,108,926	2,149,255	2,190,371	2,232,291	2,275,031	2,318,606

Operating Expenses
Management Fee	3.07%	50,936	48,118		51,316	57,839	58,942	60,066	61,213	62,382	63,574	64,789	66,028	67,292	68,579	69,892	71,231
Administration		271,572	115,272	3.00%	219,269	225,847	232,622	239,601	246,789	254,193	261,819	269,673	277,763	286,096	294,679	303,520	312,625
Maintenance and Operating		280,634	333,790	3.00%	260,438	268,251	276,299	284,588	293,125	301,919	310,977	320,306	329,915	339,813	350,007	360,507	371,322
Utilities		113,943	149,948	3.00%	157,500	162,225	167,092	172,105	177,268	182,586	188,063	193,705	199,516	205,502	211,667	218,017	224,557
Real estate taxes		132,199	132,063	3.00%	156,612	161,310	166,150	171,134	176,268	181,556	187,003	192,613	198,391	204,343	210,473	216,788	223,291
Hazard insurance		50,918	28,567	3.00%	42,746	44,028	45,349	46,710	48,111	49,554	51,041	52,572	54,149	55,774	57,447	59,170	60,946
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		900,202	807,758		887,881	919,500	946,454	974,204	1,002,774	1,032,190	1,062,477	1,093,659	1,125,764	1,158,819	1,192,853	1,227,894	1,263,973

Replacement reserve deposits		-	62,616	0.00%	62,616	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600	57,600

Net Operating Inc. (NOI)		961,408	884,984		816,857	905,571	914,528	923,389	932,144	940,783	949,294	957,668	965,891	973,952	981,838	989,537	997,033

Projected Operations					Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.7.c

Scenario 3 - Sale

		Trended AFS	Unaudited	Trending	Budgeted	Year 2	Year 3
		2005	2006	Rate	2007	2008	2009
						Year of Sale
Revenue
Rent Used		current	current		current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%

Gross Potential Rent		1,703,829	1,789,610		1,876,824	1,914,360	1,952,648
Loss to Lease and concessions		-	(99,474)	3.00%	(134,813)	(57,431)	(58,579)
Gross Scheduled Rent		1,703,829	1,690,136		1,742,011	1,856,930	1,894,068
Vacancy Rate					8.5%	8.0%	8.0%
Vacancy		-	(107,064)		(147,227)	(148,554)	(151,525)
Net Rental Revenue		1,703,829	1,583,072		1,594,784	1,708,375	1,742,543
Laundry income		0	0	1.00%	0	-	-
Utility Income		0	0	1.00%	0	-	-
Cable Income		0	0	1.00%	0	-	-
Other Income		157,781	172,286	1.00%	172,570	174,296	176,039
Total Revenue		1,861,610	1,755,358		1,767,354	1,882,671	1,918,581

Operating Expenses
Management Fee	3.07%	50,936	48,118		51,316	57,839	58,942
Administration		271,572	115,272	3.00%	219,269	225,847	232,622
Maintenance and Operating		280,634	333,790	3.00%	260,438	268,251	276,299
Utilities		113,943	149,948	3.00%	157,500	162,225	167,092
Real estate taxes		132,199	132,063	3.00%	156,612	161,310	166,150
Hazard insurance		50,918	28,567	3.00%	42,746	44,028	45,349
Other 1 -	Laundry	-	-	3.00%	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-
Total Operating Expenses		900,202	807,758		887,881	919,500	946,454

Replacement reserve deposits		-	62,616	0.00%	62,616	62,616	62,616

Net Operating Inc. (NOI)		961,408	884,984		816,857	900,555	909,512

Cash Flow					Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.8.b

Scenario 1 - Unused

		Trended AFS	Unaudited	Trending	Budgeted	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
						Year of Refi										Year of Sale

Net Operating Inc. (NOI)		961,408	884,984		816,857	905,571	914,528	923,389	932,144	940,783	949,294	957,668	965,891	973,952	981,838	989,537

Southwicke Debt Service		(209,136)	(209,136)		(209,136)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)	(754,642)
MIP		0	0		0	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
IRP Subsidy		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
CF after 1st		752,272	675,848		607,721	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
West Colonial Debt Service		(390,516)	(390,516)		(390,516)	0	0	0	0	0	0	0	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0	0	0
Cash flow after debt service		361,756	285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
M2M mortgage	100%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of M2M mortgage		361,756	285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895

Allowable Distribution		n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Residual Receipts Deposit		-	-		-	-	-	-	-	-	-	-	-	-	-	-
Net Cash Flow		361,756	285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
GP Operating Deficiency Obligation					-	-	-	-	-	-	-	-	-	-	-	-
Net Distributable Cash					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
GP Priority Distribution Obligation					0	0	0	0	0	0	0	0	0	0	0	0

Distribution 1					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 1					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
Distribution 2					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 2					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
Distribution 3					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 3					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
Distribution 4					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 4					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
Distribution 5					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 5					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
Distribution 6					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 6					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
Distribution 7					0	0	0	0	0	0	0	0	0	0	0	0
Net of Distribution 7					217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895

Total LP Priority Payments					0	0	0	0	0	0	0	0	0	0	0	0
Total GP Priority Payments					0	0	0	0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of Seller Note		361,756	285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of LP Note		361,756	285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895
GP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-
CF net of GP Note		361,756	285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895

Net Available for Splits			285,332		217,205	150,928	159,886	168,747	177,502	186,141	194,652	203,025	211,249	219,310	227,196	234,895

LP Share	95%				206,345	143,382	151,892	160,310	168,627	176,834	184,920	192,874	200,686	208,344	215,837	223,150
GP Share	5%				10,860	7,546	7,994	8,437	8,875	9,307	9,733	10,151	10,562	10,965	11,360	11,745

TOTAL LP Cash Flow Distribution					206,345	143,382	151,892	160,310	168,627	176,834	184,920	192,874	200,686	208,344	215,837	223,150
TOTAL GP Cash Flow Distribution					10,860	7,546	7,994	8,437	8,875	9,307	9,733	10,151	10,562	10,965	11,360	11,745

Cash Flow			Tukwila Station, Southwicke & W Colonial
Exhibit VI.b.8.c

Scenario 3 - Sale

		Trended AFS	Unaudited	Trending	Budgeted	Year 2
		2005	2006	Rate	2007	2008
						Year of Sale

Net Operating Inc. (NOI)		961,408	884,984		816,857	900,555

Southwicke Debt Service		(209,136)	(209,136)		(209,136)	(209,136)
MIP		0	0		0	0
IRP Subsidy		n/a	n/a		n/a	n/a
CF after 1st		752,272	675,848		607,721	691,419
West Colonial Debt Service		(390,516)	(390,516)		(390,516)	0
Servicing Fees	0				0	0
Cash flow after debt service		361,756	285,332		217,205	691,419
M2M mortgage	100%	-	-		-	-
CF net of M2M mortgage		361,756	285,332		217,205	691,419

Allowable Distribution		n/a	n/a		n/a	n/a
Residual Receipts Deposit		-	-		-	-
Net Cash Flow		361,756	285,332		217,205	691,419
GP Operating Deficiency Obligation					-	-
Net Distributable Cash					217,205	691,419
GP Priority Distribution Obligation					0	0

Distribution 1					0	0
Net of Distribution 1					217,205	691,419
Distribution 2					0	0
Net of Distribution 2					217,205	691,419
Distribution 3					0	0
Net of Distribution 3					217,205	691,419
Distribution 4					0	0
Net of Distribution 4					217,205	691,419
Distribution 5					0	0
Net of Distribution 5					217,205	691,419
Distribution 6					0	0
Net of Distribution 6					217,205	691,419
Distribution 7					0	0
Net of Distribution 7					217,205	691,419

Total LP Priority Payments					0	0
Total GP Priority Payments					0	0

Seller Note Payment	0%	-	-		-	-
CF net of Seller Note		361,756	285,332		217,205	691,419
LP Note Payment	0%	-	-		-	-
CF net of LP Note		361,756	285,332		217,205	691,419
GP Note Payment	0%	-	-		-	-
CF net of GP Note		361,756	285,332		217,205	691,419

Net Available for Splits			285,332		217,205	691,419

LP Share	95%				206,345	656,848
GP Share	5%				10,860	34,571

TOTAL LP Cash Flow Distribution					206,345	656,848
TOTAL GP Cash Flow Distribution					10,860	34,571

LP Benefit Schedule	Tukwila Station, Southwicke & W Colonial
Scenario 1	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0

LP Benefit Schedule	Tukwila Station, Southwicke & W Colonial
Scenario 2	Refi

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	206,345	0	0	0	0	0	0	0	0	0	0	0	206,345
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		182,606	0	0	0	0	0	0	0	0	0	0	0	182,606

Refi
	Cash Flow	0	0	193,691	0	0	0	0	0	0	0	0	0	0	193,691
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	146,458	0	0	0	0	0	0	0	0	0	0	146,458

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	143,382	151,892	160,310	168,627	176,834	184,920	192,874	200,686	208,344	215,837	223,150	2,026,855
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	108,417	99,871	91,658	83,837	76,450	69,518	63,051	57,048	51,500	46,393	41,708	789,451

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	2,773,973	2,773,973
	Discount Factor		1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	421,572	421,572

Total Cash Flow		0	206,345	337,073	151,892	160,310	168,627	176,834	184,920	192,874	200,686	208,344	215,837	2,997,123	5,200,864
Total Discounted Cash Flow			182,606	254,876	99,871	91,658	83,837	76,450	69,518	63,051	57,048	51,500	46,393	463,280	1,540,087

LP Benefit Schedule	Tukwila Station, Southwicke & W Colonial
Scenario 3	Sale

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	206,345	656,848	0	0	0	0	0	0	0	0	0	0	863,192
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		182,606	514,408	0	0	0	0	0	0	0	0	0	0	697,014

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	3,536,935	0	0	0	0	0	0	0	0	0	0	3,536,935
	Discount Factor		1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58
	Discounted Cash Flow		0	2,583,779	0	0	0	0	0	0	0	0	0	0	2,583,779

Total Cash Flow		0	206,345	4,193,782	0	0	0	0	0	0	0	0	0	0	4,400,127
Total Discounted Cash Flow			182,606	3,098,187	0	0	0	0	0	0	0	0	0	0	3,280,793

GP Benefit Schedule	Tukwila Station, Southwicke & W Colonial
Scenario 1	Unused

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Total Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0
Total Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0

GP Benefit Schedule	Tukwila Station, Southwicke & W Colonial
Scenario 2	Refi

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	10,860	0	0	0	0	0	0	0	0	0	0	0	10,860
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
	Discounted Cash Flow		9,784	0	0	0	0	0	0	0	0	0	0	0	9,784

Refi
	Cash Flow	0	0	193,691	0	0	0	0	0	0	0	0	0	0	193,691
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	151,688	0	0	0	0	0	0	0	0	0	0	151,688

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	7,546	7,994	8,437	8,875	9,307	9,733	10,151	10,562	10,965	11,360	11,745	106,677
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	5,910	5,540	5,175	4,817	4,470	4,137	3,819	3,516	3,230	2,961	2,710	46,285

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	2,773,973	2,773,973
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	518,475	518,475

Total Cash Flow		0	10,860	201,237	7,994	8,437	8,875	9,307	9,733	10,151	10,562	10,965	11,360	2,785,718	3,085,201
Total Discounted Cash Flow			9,784	157,598	5,540	5,175	4,817	4,470	4,137	3,819	3,516	3,230	2,961	521,185	726,233

GP Benefit Schedule	Tukwila Station, Southwicke & W Colonial
Scenario 3	Sale

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	10,860	34,571	0	0	0	0	0	0	0	0	0	0	45,431
	Discount Factor		1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50
	Discounted Cash Flow		9,784	28,059	0	0	0	0	0	0	0	0	0	0	37,843

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor		1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	3,536,935	0	0	0	0	0	0	0	0	0	0	3,536,935
	Discount Factor		1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35
	Discounted Cash Flow		0	2,674,431	0	0	0	0	0	0	0	0	0	0	2,674,431

Total Cash Flow		0	10,860	3,571,505	0	0	0	0	0	0	0	0	0	0	3,582,366
Total Discounted Cash Flow			9,784	2,702,489	0	0	0	0	0	0	0	0	0	0	2,712,273

Valuation Summary					Village Green
Exhibit VI.c.1

		Scenario 1	Scenario 2	Scenario 3
		Hold	Refi	Sale

	LP	2,933,914	1,887,539	5,698,292

	GP	2,549,329	954,198	5,600,203

	Total	5,483,243	2,841,737	11,298,495

		Highest NPV:	Scenario 3 - Sale

Property Information a.						Village Green
Exhibit VI.c.2

Basic Information						Subsidy/regulatory information
Name of Property			Village Green			Total number of apartments				460
Name of Local Partnership			SP Village Green, LLC			Is there a Section 8 contract?
Address						Percent Section 8				0%
City			Santa Maria			If Section 8, date contract expires
State			CA			Amt. Of limited dividend			"none" if unlimited	none
HUD ID#						Last year's cash distribution
HFA ID#						Balance in residual receipts			blank if "n/a"		2006 AFS
Type of HUD mortgage			Conventional			Balance in replacement reserve After 2007 Draws			"	149,983	490,711
Is property a 236? ("yes" or "no", do not leave blank)				no		Line 1 Part B HUD 93486 "Surplus Cash"			"
Old Reg or New Reg? ("old" or "new")						Accrued but unpaid dividends			"
Family, elderly or mixed?						Distribute splits in sale year? ("yes" or "no")				yes
HAP administered by HUD or HFA?						Recap ID Number (Recap to Provide)
Date acquired
Acquisition price
Short property name for Fund Model				Village Green

Rents
	Apartments	Number	Number		Contract	Utility	Section 8	Comparable	Other Current	LIHTC	Current
	of	with	without		Rents	Allowance	FMR	Market	Rents	60% rents	rents
Bedrooms	this type	Assistance	Assistance	Effective Year:	2007				market		(blended)
studio	92		92				856	695	695		695
loft	28		28				956	802	802		802
1	160		160				1,073	827	827		827
2	171		171				1,413	999	999		999
3	9		9				1,613	1,368	1,368		1,368
Total	460	0	460		0	0	533,340	401,788	401,788	0	401,788
	Averages	0.0%			0	0	1,159	873	873	0	873
(*) Market comparable rent study: source			Current Rents			Year:

Income							Expenses
			2005	2006	2007			Year of data	2005	2006	2007
			Audited	Unaudited	Reforecast	Rent Schedule			Audited	Unaudited	Reforecast	Per apt
Gross Potential Rent			4,863,035	4,949,280	4,821,460	4,821,460	Management Fee		118,796	95,683	120,011	261
Loss to Lease and concessions			(162,517)	(232,340)	(95,935)	1.99%	Administration		467,990	284,562	493,299	1,072
Gross scheduled Rent			4,700,518	4,716,940	4,725,525		Maintenance and Operating		1,206,711	911,840	776,452	1,688
Vacancy		14.45%	(679,278)	(1,508,746)	(919,404)	19.46%	Utilities		378,281	429,127	559,469	1,216
Net rental income			4,021,240	3,208,194	3,806,121		Real estate taxes		256,536	275,707	261,166	568
Laundry income							Hazard insurance		102,602	135,389	128,985	280
Commercial income							Other 1 -	Laundry			0	0
Cable Income							Other 2 -	Cable			0	0
Other Income			188,293	104,458	171,215		Other 3 -	Other Mgmt			0	0
Subtotal other income			188,293	104,458	171,215		Replacement reserve deposits			72,450	144,900	315
Eff. Gross Income			4,209,533	3,312,652	3,977,336		Total Operating Expenses		2,530,916	2,204,758	2,484,282	5,401

							Net Operating Income		1,678,617	1,107,894	1,493,054	3,246

Property Information b.					Village Green
Exhibit VI.c.3

Financing and Debt Service
	Aggregate	Date of	Accrued Interest	Interest	Compound	% of cash flow	Maturity	% Prepayment	2005	Months	Monthly	Monthly P & I
	Balance	Balances	Balance	rate	or simple	to pay note	Date	Fee	Payment	remaining	P & I	OVERRIDE
1st mortgage	17,731,870	12/31/05		6.99%			12/01/11			71.00	$305,655	134,167
2nd mortgage	6,403,816	12/31/05		5.55%		100.00%	03/01/14	2.00%		98.00	$81,417	36,899
M2M Note						100.00%
Seller Note
LP Note
GP Deficit Note	676,125	12/31/06	25,704	12.00%
										Servicing Fees
Total Balances	$24,811,811	MIP % on 1st Mortgage			Annual IRP Subsidy					Annual Debt Service		$2,052,790

Ownership Information				Properties owned by Monatiquot Village Associates
Name of Local General Partner (for-profit, nonprofit)				MVA-GP				Company address
Name of Limited Partner (individual, fund)				UF 1974				Company City
Does the GP control the LP?				Yes				Company State
Management Agent (Is the manager affiliated with GP?)				Riverstone (no)				Company Zip
Number of Properties/Units in Portfolio								Company Fax/Website

Priortity Distributions			Annual Payment	Increase	Recipient	Accrued Balance	Accrues y/n ?
1	Distribution 1
2	Distribution 2
3	Distribution 3
4	Distribution 4
5	Distribution 5
6	Distribution 6								Export Benefits to Fund Model
7	Distribution 7								GP		0%
		GP	LP			GP Loan			LP		100%
Divide remaining portion		5%	95%			Priority Number

Transaction Distributions		Priority # above	Payment	Recipient		GP obligation to fund Op Ex deficits
Positive Capital Accounts			$0
						GP funds priority distribution deficits
						no

			GP	LP
Divide remaining portion			50%	50%

Assumptions				Village Green
Exhibit VI.c.4

Scenario 1	Hold		Year 1	2007	Rehab Amounts
Scenario 2	Refi						Scenario 1	Scenario 2	Scenario 3
Scenario 3	Sale						Hold	Refi	Sale
					Rehab Per Unit		0	0	0
Potential Activity					Rehab Trending Rate		0.00%	3.00%	0.00%
		Scenario 1	Scenario 2	Scenario 3	Rehab at Refinancing?		0	0.0%	0
		Hold	Refi	Sale
Refi		no	yes	no
Year of Refi (leave blank if no refi)			2011		Distribution and Capital Discount Factors
MUM		no	no	no	Bifurcation Discount	0.00%	Scenario 1	Scenario 2	Scenario 3
Tax Abatement		no	no	no			Hold	Refi	Sale
					LP Splits
			Conduit Terms		Ordinary Distrib. - Pre-Discont.		13.00%	13.00%	13.00%
Permanent Loan Terms					Ordinary Distrib. - Post-Discont.		15.00%	15.00%	15.00%
		Scenario 1	Scenario 2	Scenario 3	Refi		15.00%	15.00%	15.00%
		Hold	Refi	Sale	Sale		17.00%	17.00%	17.00%
Interest Rate		7.000%	5.790%	7.000%
Amort Years		25	30	25	GP Splits
Annual DS constant		8.48%	7.03%	8.48%	Ordinary Distrib. - Pre-Discont.		11.00%	11.00%	11.00%
DSC Ratio		125%	120%	125%	Ordinary Distrib. - Post-Discont.		13.00%	13.00%	13.00%
LTV		80%	80%	80%	Refi		13.00%	13.00%	13.00%
Cap Rate		6.00%	5.00%	6.00%	Sale		15.00%	15.00%	15.00%

Future Sale Terms					Income Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Contract Rent Growth		2.00%
		Hold	Refi	Sale	Market Rent Growth		2.00%
Year of future sale		2010	2021	2008	Laundry income		1.00%
Cap rate used at sale		6.00%	6.00%	5.00%	Commercial income		1.00%
Fee percentage		3.00%	3.00%	3.00%	Cable Income		1.00%
Closing costs - sale		40,000	40,000	40,000	Other Income		1.00%
		Note: 1st Mortgage maturity date is: 12/01/11
Other Assumptions					Expense Trending Assumptions
		Scenario 1	Scenario 2	Scenario 3	Administration		3.00%
		Hold	Refi	Sale	Maintenance & Operating		3.00%
Vacancy rate (current)		7.00%	7.00%	7.00%	Utilities		3.00%
Vacancy Rate (post sale)		7.00%	7.00%	7.00%	Real estate taxes		3.00%
Loss to Lease percentage		3.00%	3.00%	3.00%	Hazard insurance		3.00%
Management fee percentage (current)		2.75%	2.75%	2.75%	Other Expense 1		3.00%
Management fee percentage (post sale)		2.75%	2.75%	2.75%	Other Expense 2		3.00%
Closing costs - refi		20,000	20,000	20,000	Other Expense 3		3.00%
Adjust Yr 1 OpEx (discretionary items)		100.00%	100.00%	100.00%	Replacement Reserves		0.00%
Owner Percent of Resid. Receipts		100.00%	100.00%	100.00%
Loan Fee		2.50%	2.50%	2.50%
Months of DS reserves		6	6	6
Annual RR deposit per unit		300	300	300
Grant Amount		0	0	0

	Village Green

Refinancing			Village Green
Scenario 2
Refi

New Loan Amount

Refi Year	2011	(01/01/2011)

NOI in 2011	2,115,849
Interest Rate	5.790%
Amortization	30	yrs
DS Constant	7.033%
DSC Ratio	120%
LTV	80.000%
Cap Rate	5.000%

Loan determined by DSC		25,069,079
Loan determined by LTV		33,853,589

Maximum new loan amount		25,069,079
Annual Debt Service on new loan		1,763,208

Calculation of Refi Proceeds

Sources
		Aggregate	Per apt
New 1st Loan		25,069,079	54,498
Owner share of residual receipts		0	0
Reserves for Replacement		149,983	326
Grants		0	0
Total sources		25,219,062	54,824

Uses
		Aggregate	Per apt
Payment of 1st mortgage		15,521,744	33,743
Prepayment fee for 1st mortgage		0	0
Payment of 2nd mortgage		6,465,252	14,055
Prepayment Fee for 2nd mortgage		129,305	281
Payment of M2M Note		0	0
Payment of Seller Note		0	0
Payment of LP Note		0	0
Payment of GP Deficit Note		2,618,582	5,693
Rehab		n/a	n/a
Loan fees at	2.50%	626,727	1,362
Closing costs		20,000	43
Initial Deposit to RR		138,000	300
Debt Svc Res.		881,604	1,917
Total uses		26,401,214	57,394

Excess/Shortfall (Sources minus Uses)			(1,182,152)
Excess/Shortfall prior to paying Seller & GP notes			1,436,430

Sharing of Proceeds

Cash Availible for Priority Distribution			0
Priority payments to the LP			0
Priority Payments to the GP			0
Cash available to Partnership			0
LP return of Capital			0
Net of LP return of capital			0
GP return of Capital			0
Net of GP return of capital			0
LP share	50%		0
GP share	50%		0
Total LP Share of Refi Proceeds			0
Total GP Share of Refi Proceeds			0

Sale						Village Green
Exhibit VI.c.6
Sale		Village Green		Sale		Village Green		Sale		Village Green
	Scenario 1				Scenario 2				Scenario 3
	Hold				Refi				Sale

Year of Sale		2010	(12/31/2010)	Year of Sale		2021	(12/31/2021)	Year of Sale		2008

NOI in 2011		2,108,949		NOI in 2022		2,290,395		NOI in 2009		2,071,137
Cap Rate		6.000%		Cap Rate		6.000%		Cap Rate		5.000%
Market Value		35,149,155		Market Value		38,173,248		Market Value		41,422,746
Fees (3.00%)		(1,054,475)		Fees (3.00%)		(1,145,197)		Fees (3.00%)		(1,242,682)
Closing costs		(40,000)		Closing costs		(40,000)		Closing costs		(40,000)
Replacement reserves		149,983		Replacement reserves		138,000		Replacement reserves		149,983
Refi Debt Service Reserves		0		Refi Debt Service Reserves		881,604		Refi Debt Service Reserves		0
Share of residual receipts		0		Share of residual receipts		0		Share of residual receipts		0
Proceeds net of fees		34,204,663		Proceeds net of fees		38,007,654		Proceeds net of fees		40,290,046
Payment of 1st mortgage		(15,521,744)		Payment of 1st mortgage		(20,240,965)		Payment of 1st mortgage		(16,499,064)
Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0		Prepayment fee for 1st mortgage		0
Payment of 2nd mortgage		(6,544,803)		Payment of 2nd mortgage		n/a		Payment of 2nd mortgage		(6,691,577)
Prepayment Fee for 2nd mortgage		0		Prepayment Fee for 2nd mortgage		n/a		Prepayment Fee for 2nd mortgage		(133,832)
Proceeds net of loan repayments		12,138,116		Proceeds net of loan repayments		17,766,690		Proceeds net of loan repayments		17,099,405
Payment of M2M Note		0		Payment of M2M Note		0		Payment of M2M Note		0
Proceeds net of M2M Note		12,138,116		Proceeds net of M2M Note		17,766,690		Proceeds net of M2M Note		17,099,405
Payment of Seller Note		0		Payment of Seller Note		0		Payment of Seller Note		0
Proceeds net of Seller Note		12,138,116		Proceeds net of Seller Note		17,766,690		Proceeds net of Seller Note		17,099,405
Deficit Note Payment to LP		(575,331)		Deficit Note Payment to LP		(523,716)		Deficit Note Payment to LP		(426,747)
Deficit Note Payment to Other		(2,301,322)		Deficit Note Payment to Other		(2,094,866)		Deficit Note Payment to Other		(1,706,986)
Cash Availible for Priority Distribution		9,261,463		Cash Availible for Priority Distribution		15,148,107		Cash Availible for Priority Distribution		14,965,672
Deficit Note Add./Part. Int. to LP		(78,979)		Deficit Note Add./Part. Int. to LP		(161,208)		Deficit Note Add./Part. Int. to LP		(30,627)
Deficit Note Add./Part. Int. to Other		(315,915)		Deficit Note Add./Part. Int. to Other		(644,830)		Deficit Note Add./Part. Int. to Other		(122,508)
Net available to Partnership		8,866,569		Net available to Partnership		14,342,069		Net available to Partnership		14,812,538
LP return of Capital		0		LP return of Capital		0		LP return of Capital		0
Net of LP return of capital		8,866,569		Net of LP return of capital		14,342,069		Net of LP return of capital		14,812,538
GP return of Capital		0		GP return of Capital		0		GP return of Capital		0
Net of GP return of capital		8,866,569		Net of GP return of capital		14,342,069		Net of GP return of capital		14,812,538
LP share	50%	4,433,284		LP share	50%	7,171,035		LP share	50%	7,406,269
GP share	50%	4,433,284		GP share	50%	7,171,035		GP share	50%	7,406,269
TOTAL LP		5,087,594		TOTAL LP		7,855,959		TOTAL LP		7,863,642
TOTAL GP		4,433,284		TOTAL GP		7,171,035		TOTAL GP		7,406,269

Projected Operations						Village Green
Exhibit VI.c.7.a

Scenario 1 - Hold

		Audited	Unaudited	Trending	Reforecast	Year 2	Year 3	Year 4	Year 5	Year 6
		2005	2006	Rate	2007	2008	2009	2010	2011	2012
								Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		4,863,035	4,949,280		4,821,460	4,917,889	5,016,247	5,116,572	5,218,903
Loss to Lease and concessions		(162,517)	(232,340)	3.00%	(95,935)	(147,537)	(150,487)	(153,497)	(156,567)
Gross Scheduled Rent		4,700,518	4,716,940		4,725,525	4,770,353	4,865,760	4,963,075	5,062,336
Vacancy Rate					19.46%	7.00%	7.00%	7.00%	7.00%
Vacancy & Loss to Lease		(679,278)	(1,508,746)		(919,404)	(333,925)	(340,603)	(347,415)	(354,364)
Net Rental Revenue		4,021,240	3,208,194		3,806,121	4,436,428	4,525,156	4,615,660	4,707,973
Laundry income		0	0	1.00%	-	-	-	-	-
Commercial income		0	0	1.00%	-	-	-	-	-
Cable Income		0	0	1.00%	-	-	-	-	-
Other Income		188,293	104,458	1.00%	171,215	172,927	174,656	176,403	178,167
Total Revenue		4,209,533	3,312,652		3,977,336	4,609,355	4,699,813	4,792,063	4,886,140

Operating Expenses
Management Fee	2.75%	118,796	95,683		120,011	126,757	129,245	131,782	134,369
Administration		467,990	284,562	3.00%	493,299	508,098	523,341	539,041	555,213
Maintenance and Operating		1,206,711	911,840	3.00%	776,452	799,745	823,738	848,450	873,903
Utilities		378,281	429,127	3.00%	559,469	576,253	593,541	611,347	629,687
Real estate taxes		256,536	275,707	3.00%	261,166	269,001	277,071	285,383	293,945
Hazard insurance		102,602	135,389	3.00%	128,985	132,855	136,840	140,945	145,174
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-
Total Operating Expenses		2,530,916	2,132,308		2,339,382	2,412,709	2,483,776	2,556,948	2,632,290

Replacement reserve deposits		-	72,450	0.00%	144,900	144,900	144,900	144,900	144,900

Net Operating Inc. (NOI)		1,678,617	1,107,894		1,493,054	2,051,746	2,071,137	2,090,214	2,108,949

Deficit Note Calculation
1st Mortgage					1,610,002	1,610,002	1,610,002	1,610,002	1,610,002
2nd Mortgage					442,788	442,788	442,788	442,788	442,788
Total Debt Service					2,052,790	2,052,790	2,052,790	2,052,790	2,052,790
			Beginning Bal	Cap Ex
Surplus (Deficit)			(701,829)	(498,572)	(559,736)	(1,045)	18,347	37,424	56,159
	Interest		12.00%		(144,048)	(228,502)	(256,048)	(284,572)	(314,230)
Balance of Deficit Note				(1,200,401)	(1,904,186)	(2,133,733)	(2,371,434)	(2,618,582)	(2,876,653)

Remaining CF					-	-	-	-	-

Projected Operations						Village Green
Exhibit VI.c.7.b

Scenario 2 - Refi

		Audited	Unaudited	Trending	Reforecast	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Year 16
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022
									Year of Refi										Year of Sale
Revenue
Rent Used		current	current		current	current	current	current	current	current	current	current	current	current	current	current	current	current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Gross Potential Rent		4,863,035	4,949,280		4,821,460	4,917,889	5,016,247	5,116,572	5,218,903	5,323,281	5,429,747	5,538,342	5,649,109	5,762,091	5,877,333	5,994,879	6,114,777	6,237,073	6,361,814	6,489,050
Loss to Lease and concessions		(162,517)	(232,340)	3.00%	(95,935)	(147,537)	(150,487)	(153,497)	(156,567)	(159,698)	(162,892)	(166,150)	(169,473)	(172,863)	(176,320)	(179,846)	(183,443)	(187,112)	(190,854)	(194,672)
Gross Scheduled Rent		4,700,518	4,716,940		4,725,525	4,770,353	4,865,760	4,963,075	5,062,336	5,163,583	5,266,855	5,372,192	5,479,636	5,589,228	5,701,013	5,815,033	5,931,334	6,049,960	6,170,960	6,294,379
Vacancy Rate					19.46%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%	7.00%
Vacancy		(679,278)	(1,508,746)		(919,404)	(333,925)	(340,603)	(347,415)	(354,364)	(361,451)	(368,680)	(376,053)	(383,574)	(391,246)	(399,071)	(407,052)	(415,193)	(423,497)	(431,967)	(440,607)
Net Rental Revenue		4,021,240	3,208,194		3,806,121	4,436,428	4,525,156	4,615,660	4,707,973	4,802,132	4,898,175	4,996,138	5,096,061	5,197,982	5,301,942	5,407,981	5,516,140	5,626,463	5,738,992	5,853,772
Laundry income		0	0	1.00%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Commercial income		0	0	1.00%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Cable Income		0	0	1.00%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other Income		188,293	104,458	1.00%	171,215	172,927	174,656	176,403	178,167	179,949	181,748	183,566	185,401	187,255	189,128	191,019	192,929	194,859	196,807	198,775
Total Revenue		4,209,533	3,312,652		3,977,336	4,609,355	4,699,813	4,792,063	4,886,140	4,982,081	5,079,923	5,179,704	5,281,462	5,385,238	5,491,070	5,599,000	5,709,070	5,821,322	5,935,800	6,052,548

Operating Expenses
Management Fee	2.75%	118,796	95,683		120,011	126,757	129,245	131,782	134,369	137,007	139,698	142,442	145,240	148,094	151,004	153,972	156,999	160,086	163,234	166,445
Administration		467,990	284,562	3.00%	493,299	508,098	523,341	539,041	555,213	571,869	589,025	606,696	624,897	643,644	662,953	682,842	703,327	724,427	746,159	768,544
Maintenance and Operating		1,206,711	911,840	3.00%	776,452	799,745	823,738	848,450	873,903	900,120	927,124	954,938	983,586	1,013,093	1,043,486	1,074,791	1,107,034	1,140,245	1,174,453	1,209,686
Utilities		378,281	429,127	3.00%	559,469	576,253	593,541	611,347	629,687	648,578	668,035	688,076	708,719	729,980	751,880	774,436	797,669	821,599	846,247	871,634
Real estate taxes		256,536	275,707	3.00%	261,166	269,001	277,071	285,383	293,945	302,763	311,846	321,201	330,837	340,762	350,985	361,515	372,360	383,531	395,037	406,888
Hazard insurance		102,602	135,389	3.00%	128,985	132,855	136,840	140,945	145,174	149,529	154,015	158,635	163,394	168,296	173,345	178,545	183,902	189,419	195,101	200,954
Other 1 -	Laundry	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Operating Expenses		2,530,916	2,132,308		2,339,382	2,412,709	2,483,776	2,556,948	2,632,290	2,709,866	2,789,743	2,871,988	2,956,673	3,043,870	3,133,653	3,226,101	3,321,292	3,419,307	3,520,232	3,624,153

Replacement reserve deposits		-	72,450	0.00%	144,900	144,900	144,900	144,900	138,000	138,000	138,000	138,000	138,000	138,000	138,000	138,000	138,000	138,000	138,000	138,000

Net Operating Inc. (NOI)		1,678,617	1,107,894		1,493,054	2,051,746	2,071,137	2,090,214	2,115,849	2,134,214	2,152,180	2,169,716	2,186,789	2,203,368	2,219,416	2,234,899	2,249,778	2,264,014	2,277,567	2,290,395

Deficit Note Calculation
	1st Mortgage				1,610,002	1,610,002	1,610,002	1,610,002	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208
	2nd Mortgage				442,788	442,788	442,788	442,788
	Total Debt Service				2,052,790	2,052,790	2,052,790	2,052,790	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208	1,763,208
			Beginning Bal	Cap Ex
	Surplus (Deficit)		(701,829)	(498,572)	(559,736)	(1,045)	18,347	37,424
	Interest		12.00%		(144,048)	(228,502)	(256,048)	(284,572)
	Balance of Deficit Note			(1,200,401)	(1,904,186)	(2,133,733)	(2,371,434)	(2,618,582)	-

	Remaining CF				-	-	-	-	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360

Projected Operations						Village Green
Exhibit VI.c.7.c

Scenario 3 - Sale

		Audited	Unaudited	Trending	Reforecast	Year 2	Year 3
		2005	2006	Rate	2007	2008	2009
						Year of Sale
Revenue
Rent Used		current	current		current	current	market
Rent Trending Rate					2.00%	2.00%	2.00%

Gross Potential Rent		4,863,035	4,949,280		4,821,460	4,917,889	5,016,247
Loss to Lease and concessions		(162,517)	(232,340)	3.00%	(95,935)	(147,537)	(150,487)
Gross Scheduled Rent		4,700,518	4,716,940		4,725,525	4,770,353	4,865,760
Vacancy Rate					19.46%	7.00%	7.00%
Vacancy		(679,278)	(1,508,746)		(919,404)	(333,925)	(340,603)
Net Rental Revenue		4,021,240	3,208,194		3,806,121	4,436,428	4,525,156
Laundry income		0	0	1.00%	-	-	-
Commercial income		0	0	1.00%	-	-	-
Cable Income		0	0	1.00%	-	-	-
Other Income		188,293	104,458	1.00%	171,215	172,927	174,656
Total Revenue		4,209,533	3,312,652		3,977,336	4,609,355	4,699,813

Operating Expenses
Management Fee	2.75%	118,796	95,683		120,011	126,757	129,245
Administration		467,990	284,562	3.00%	493,299	508,098	523,341
Maintenance and Operating		1,206,711	911,840	3.00%	776,452	799,745	823,738
Utilities		378,281	429,127	3.00%	559,469	576,253	593,541
Real estate taxes		256,536	275,707	3.00%	261,166	269,001	277,071
Hazard insurance		102,602	135,389	3.00%	128,985	132,855	136,840
Other 1 -	Laundry	-	-	3.00%	-	-	-
Other 2 -	Cable	-	-	3.00%	-	-	-
Other 3 -	Other Mgmt	-	-	3.00%	-	-	-
Total Operating Expenses		2,530,916	2,132,308		2,339,382	2,412,709	2,483,776

Replacement reserve deposits		-	72,450	0.00%	144,900	144,900	144,900

Net Operating Inc. (NOI)		1,678,617	1,107,894		1,493,054	2,051,746	2,071,137

Deficit Note Calculation
	1st Mortgage				1,610,002	1,610,002
	2nd Mortgage				442,788	442,788
	Total Debt Service				2,052,790	2,052,790
			Beginning Bal	Cap Ex
	Surplus (Deficit)		(701,829)	(498,572)	(559,736)	(1,045)
	Interest		12.00%		(144,048)	(228,502)
	Balance of Deficit Note			(1,200,401)	(1,904,186)	(2,133,733)

	Remaining CF				-	-

Cash Flow					Village Green
Exhibit VI.c.8.a

Scenario 1 - Hold

		Audited	Unaudited	Trending	Reforecast	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016
								Year of Sale

Net Operating Inc. (NOI)		1,678,617	1,107,894		1,493,054	2,051,746	2,071,137	2,090,214
GP Deficit Note					559,736	1,045	(18,347)	(37,424)	(56,159)
1st mortgage Debt Service		(1,610,002)	(1,610,002)		(1,610,002)	(1,610,002)	(1,610,002)	(1,610,002)
MIP		0	0		0	0	0	0
IRP Subsidy		n/a	n/a		n/a	n/a	n/a	n/a
CF after 1st		68,615	(502,108)		442,788	442,788	442,788	442,788
2nd mortgage Debt Service		(442,788)	(442,788)		(442,788)	(442,788)	(442,788)	(0)
Servicing Fees	0				0	0	0	0
Cash flow after debt service		(374,173)	(944,896)		0	0	0	442,788
M2M Note	100%	-	-		-	-	-	-
CF net of M2M Note		(374,173)	(944,896)		0	0	0	442,788

Allowable Distribution		n/a	n/a		n/a	n/a	n/a	n/a
Residual Receipts Deposit		-	-		-	-	-	-
Net Cash Flow		(374,173)	(944,896)		0	0	0	442,788
GP Operating Deficiency Obligation					-	-	-	-
Net Distributable Cash					0	0	0	442,788
GP Priority Distribution Obligation					0	0	0	0

Distribution 1					0	0	0	0
Net of Distribution 1					0	0	0	442,788
Distribution 2					0	0	0	0
Net of Distribution 2					0	0	0	442,788
Distribution 3					0	0	0	0
Net of Distribution 3					0	0	0	442,788
Distribution 4					0	0	0	0
Net of Distribution 4					0	0	0	442,788
Distribution 5					0	0	0	0
Net of Distribution 5					0	0	0	442,788
Distribution 6					0	0	0	0
Net of Distribution 6					0	0	0	442,788
Distribution 7					0	0	0	0
Net of Distribution 7					0	0	0	442,788

Total LP Priority Payments					0	0	0	0
Total GP Priority Payments					0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-
CF net of Seller Note		(374,173)	(944,896)		0	0	0	442,788
LP Note Payment	0%	-	-		-	-	-	-
CF net of LP Note		(374,173)	(944,896)		0	0	0	442,788
GP Deficit Note Payment	0%	-	-		-	-	-	(0)
CF net of GP Deficit Note		(374,173)	(944,896)		0	0	0	442,788

Net Available for Splits			0		0	0	0	442,788
Deficit Loan					(1,760,137)	(1,045)	18,347	37,424
LP Share	95%			20%	(52,027)	(209)	3,669	428,133		Estimated LP participation in Deficit loan
GP Share	5%				0	0	0	22,139		in Year 1 is $352,027 - $300,000 recently paid by
										the Fund from available cash reserves =
TOTAL LP Cash Flow Distribution					(52,027)	(209)	3,669	428,133		$52,027 estimate remaining payment in 2007.
TOTAL GP Cash Flow Distribution					0	0	0	22,139

	Cash Flow				Village Green
Exhibit VI.c.8.b

Scenario 2 - Refi

		Audited	Unaudited	Trending	Reforecast	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
									Year of Refi										Year of Sale

	Net Operating Inc. (NOI)	1,678,617	1,107,894		1,493,054	2,051,746	2,071,137	2,090,214	2,115,849	2,134,214	2,152,180	2,169,716	2,186,789	2,203,368	2,219,416	2,234,899	2,249,778	2,264,014	2,277,567
	GP Deficit Note				559,736	1,045	(18,347)	(37,424)
	1st mortgage Debt Service	(1,610,002)	(1,610,002)		(1,610,002)	(1,610,002)	(1,610,002)	(1,610,002)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)	(1,763,208)
	MIP	0	0		0	0	0	0	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	IRP Subsidy	n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	CF after 1st	68,615	(502,108)		442,788	442,788	442,788	442,788	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	2nd mortgage Debt Service	(442,788)	(442,788)		(442,788)	(442,788)	(442,788)	(442,788)	(0)	0	0	0	0	0	0	0	0	0	0
Servicing Fees	0				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Cash flow after debt service	(374,173)	(944,896)		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
M2M Note	100%	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	CF net of M2M Note	(374,173)	(944,896)		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360

	Allowable Distribution	n/a	n/a		n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	Residual Receipts Deposit	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Net Cash Flow	(374,173)	(944,896)		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	GP Operating Deficiency Obligation				-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	Net Distributable Cash				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	GP Priority Distribution Obligation				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

	Distribution 1				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 1				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	Distribution 2				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 2				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	Distribution 3				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 3				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	Distribution 4				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 4				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	Distribution 5				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 5				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	Distribution 6				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 6				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
	Distribution 7				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Net of Distribution 7				0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360

	Total LP Priority Payments				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Total GP Priority Payments				0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Seller Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	CF net of Seller Note	(374,173)	(944,896)		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
LP Note Payment	0%	-	-		-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
	CF net of LP Note	(374,173)	(944,896)		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
GP Deficit Note Payment	0%	-	-		-	-	-	-	0	-	-	-	-	-	-	-	-	-	-
	CF net of GP Deficit Note	(374,173)	(944,896)		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360

	Net Available for Splits		0		0	0	0	0	352,642	371,007	388,972	406,508	423,582	440,160	456,209	471,691	486,570	500,807	514,360
Deficit Loan					(1,760,137)	(1,045)	18,347	37,424	0	0	0	0	0	0	0	0	0	0	0
LP Share	95%			20%	(52,027)	(209)	3,669	7,485	335,009	352,456	369,524	386,183	402,403	418,152	433,398	448,107	462,242	475,766	488,642
GP Share	5%				0	0	0	0	17,632	18,550	19,449	20,325	21,179	22,008	22,810	23,585	24,329	25,040	25,718

	TOTAL LP Cash Flow Distribution				(52,027)	(209)	3,669	7,485	335,009	352,456	369,524	386,183	402,403	418,152	433,398	448,107	462,242	475,766	488,642
	TOTAL GP Cash Flow Distribution				0	0	0	0	17,632	18,550	19,449	20,325	21,179	22,008	22,810	23,585	24,329	25,040	25,718

					Estimated LP participation in Deficit loan in Year 1 is $352,027 - $300,000 recently paid by the Fund from available cash reserves = $52,027 estimate remaining payment in 2007.

Cash Flow					Village Green
Exhibit VI.c.8.c

Scenario 3 - Sale

		Audited	Unaudited	Trending	Reforecast	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7
		2005	2006	Rate	2007	2008	2009	2010	2011	2012	2013
						Year of Sale

Net Operating Inc. (NOI)		1,678,617	1,107,894		1,493,054	2,051,746
GP Deficit Note					559,736	1,045
1st mortgage Debt Service		(1,610,002)	(1,610,002)		(1,610,002)	(1,610,002)
MIP		0	0		0	0
IRP Subsidy		n/a	n/a		n/a	n/a
CF after 1st		68,615	(502,108)		442,788	442,788
2nd mortgage Debt Service		(442,788)	(442,788)		(442,788)	(442,788)
Servicing Fees	0				0	0
Cash flow after debt service		(374,173)	(944,896)		0	0
M2M Note	100%	-	-		-	-
CF net of M2M Note		(374,173)	(944,896)		0	0

Allowable Distribution		n/a	n/a		n/a	n/a
Residual Receipts Deposit		-	-		-	-
Net Cash Flow		(374,173)	(944,896)		0	0
GP Operating Deficiency Obligation					-	-
Net Distributable Cash					0	0
GP Priority Distribution Obligation					0	0

Distribution 1					0	0
Net of Distribution 1					0	0
Distribution 2					0	0
Net of Distribution 2					0	0
Distribution 3					0	0
Net of Distribution 3					0	0
Distribution 4					0	0
Net of Distribution 4					0	0
Distribution 5					0	0
Net of Distribution 5					0	0
Distribution 6					0	0
Net of Distribution 6					0	0
Distribution 7					0	0
Net of Distribution 7					0	0

Total LP Priority Payments					0	0
Total GP Priority Payments					0	0

Seller Note Payment	0%	-	-		-	-
CF net of Seller Note		(374,173)	(944,896)		0	0
LP Note Payment	0%	-	-		-	-
CF net of LP Note		(374,173)	(944,896)		0	0
GP Deficit Note Payment	0%	-	-		-	(0)
CF net of GP Deficit Note		(374,173)	(944,896)		0	(0)

Net Available for Splits			0		0	0
Deficit Loan					(1,760,137)	(1,045)
LP Share	95%			20%	(52,027)	(209)
GP Share	5%				0	0

TOTAL LP Cash Flow Distribution					(52,027)	(209)
TOTAL GP Cash Flow Distribution					0	0

Estimated LP participation in Deficit loan
in Year 1 is $352,027 - $300,000 recently paid by
the Fund from available cash reserves =
$52,027 estimate remaining payment in 2007.

LP Benefit Schedule		Village Green
Scenario 1	Hold

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	(52,027)	(209)	3,669	428,133	0	0	0	0	0	0	0	0	0	0	0	379,566
	Discount Factor	1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
	Discounted Cash Flow		(46,042)	(164)	2,543	262,582	0	0	0	0	0	0	0	0	0	0	0	218,920

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	0	0	5,087,594	0	0	0	0	0	0	0	0	0	0	0	5,087,594
	Discount Factor	1.17	1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58	7.70	9.01	10.54
	Discounted Cash Flow		0	0	0	2,714,995	0	0	0	0	0	0	0	0	0	0	0	2,714,995

Total Cash Flow		0	(52,027)	(209)	3,669	5,515,727	0	0	0	0	0	0	0	0	0	0	0	5,467,160
Total Discounted Cash Flow			(46,042)	(164)	2,543	2,977,577	0	0	0	0	0	0	0	0	0	0	0	2,933,914

LP Benefit Schedule		Village Green
Scenario 2	Refi

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	(52,027)	(209)	3,669	7,485	0	0	0	0	0	0	0	0	0	0	0	(41,082)
	Discount Factor	1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
	Discounted Cash Flow		(46,042)	(164)	2,543	4,591	0	0	0	0	0	0	0	0	0	0	0	(39,072)

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	335,009	352,456	369,524	386,183	402,403	418,152	433,398	448,107	462,242	475,766	488,642	4,571,881
	Discount Factor	1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
	Discounted Cash Flow		0	0	0	0	166,559	152,377	138,918	126,244	114,388	103,361	93,156	83,754	75,127	67,239	60,051	1,181,174

Sale
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,855,959	7,855,959
	Discount Factor	1.17	1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58	7.70	9.01	10.54
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	745,438	745,438

Total Cash Flow		0	(52,027)	(209)	3,669	7,485	335,009	352,456	369,524	386,183	402,403	418,152	433,398	448,107	462,242	475,766	8,344,600	12,386,758
Total Discounted Cash Flow			(46,042)	(164)	2,543	4,591	166,559	152,377	138,918	126,244	114,388	103,361	93,156	83,754	75,127	67,239	805,489	1,887,539

LP Benefit Schedule		Village Green
Scenario 3	Sale

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Ordinary Distrib. - Pre-Discont.
	Cash Flow	0	(52,027)	(209)	0	0	0	0	0	0	0	0	0	0	0	0	0	(52,236)
	Discount Factor	1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
	Discounted Cash Flow		(46,042)	(164)	0	0	0	0	0	0	0	0	0	0	0	0	0	(46,206)

Refi
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
	Cash Flow	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
	Discount Factor	1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
	Discounted Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
	Cash Flow	0	0	7,863,642	0	0	0	0	0	0	0	0	0	0	0	0	0	7,863,642
	Discount Factor	1.17	1.17	1.37	1.60	1.87	2.19	2.57	3.00	3.51	4.11	4.81	5.62	6.58	7.70	9.01	10.54
	Discounted Cash Flow		0	5,744,497	0	0	0	0	0	0	0	0	0	0	0	0	0	5,744,497

Total Cash Flow		0	(52,027)	7,863,433	0	0	0	0	0	0	0	0	0	0	0	0	0	7,811,406
Total Discounted Cash Flow			(46,042)	5,744,334	0	0	0	0	0	0	0	0	0	0	0	0	0	5,698,292

Exhibit VI.c.10

GP Benefit Schedule		Village Green
Scenario 1	Hold

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Ordinary Distrib. - Pre-Discont.
Cash Flow		0	0	0	0	22,139	0	0	0	0	0	0	0	0	0	0	0	22,139
Discount Factor		1.11	1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50	3.88	4.31	4.78
Discounted Cash Flow			0	0	0	14,584	0	0	0	0	0	0	0	0	0	0	0	14,584

Refi
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0	0	0	0	4,433,284	0	0	0	0	0	0	0	0	0	0	0	4,433,284
Discount Factor		1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
Discounted Cash Flow			0	0	0	2,534,745	0	0	0	0	0	0	0	0	0	0	0	2,534,745

Total Cash Flow		0	0	0	0	4,455,424	0	0	0	0	0	0	0	0	0	0	0	4,455,424
Total Discounted Cash Flow			0	0	0	2,549,329	0	0	0	0	0	0	0	0	0	0	0	2,549,329

GP Benefit Schedule		Village Green
Scenario 2	Refi

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Ordinary Distrib. - Pre-Discont.
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.11	1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50	3.88	4.31	4.78
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Refi
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0	0	0	0	0	17,632	18,550	19,449	20,325	21,179	22,008	22,810	23,585	24,329	25,040	25,718	240,625
Discount Factor		1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
Discounted Cash Flow			0	0	0	0	9,570	8,910	8,267	7,646	7,050	6,483	5,947	5,441	4,967	4,524	4,112	72,917

Sale
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	7,171,035	7,171,035
Discount Factor		1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	881,281	881,281

Total Cash Flow		0	0	0	0	0	17,632	18,550	19,449	20,325	21,179	22,008	22,810	23,585	24,329	25,040	7,196,753	7,411,660
Total Discounted Cash Flow			0	0	0	0	9,570	8,910	8,267	7,646	7,050	6,483	5,947	5,441	4,967	4,524	885,393	954,198

GP Benefit Schedule		Village Green
Scenario 3	Sale

		Budgeted	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Year 11	Year 12	Year 13	Year 14	Year 15	Totals
		2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Ordinary Distrib. - Pre-Discont.
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.11	1.11	1.23	1.37	1.52	1.69	1.87	2.08	2.30	2.56	2.84	3.15	3.50	3.88	4.31	4.78
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Refi
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Ordinary Distrib. - Post-Discont.
Cash Flow		0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Discount Factor		1.13	1.13	1.28	1.44	1.63	1.84	2.08	2.35	2.66	3.00	3.39	3.84	4.33	4.90	5.53	6.25
Discounted Cash Flow			0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0

Sale
Cash Flow		0	0	7,406,269	0	0	0	0	0	0	0	0	0	0	0	0	0	7,406,269
Discount Factor		1.15	1.15	1.32	1.52	1.75	2.01	2.31	2.66	3.06	3.52	4.05	4.65	5.35	6.15	7.08	8.14
Discounted Cash Flow			0	5,600,203	0	0	0	0	0	0	0	0	0	0	0	0	0	5,600,203

Total Cash Flow		0	0	7,406,269	0	0	0	0	0	0	0	0	0	0	0	0	0	7,406,269
Total Discounted Cash Flow			0	5,600,203	0	0	0	0	0	0	0	0	0	0	0	0	0	5,600,203